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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/MEMBERS/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

ANNUAL REPORT

December 31, 2011

Ultra Series Fund

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

OUTLOOK

Looking forward, we are impressed with the resiliency of the U.S. economy. Still, we expect below-average economic growth for 2012 as the debt deleveraging process continues. Many of the cautionary macroeconomic issues that existed at the start of 2011 still persist at year end: weak housing, strained government budgets, and stagnant wage growth. Europe remains a wild card, and the progression of the debt crisis appears likely to lead to continued periods of "risk on" and "risk off" for global financial markets throughout the coming year. All told, we believe volatility is here to stay until the heightened level of global uncertainty begins to subside.

In terms of stocks, although the year-end economic backdrop is far from optimal, we believe attractive valuations on high-quality U.S. and international stocks are a silver lining. Filtering out the daily market "noise," many high-quality multinationals appear to offer exceptional long-term return potential. When attractive valuations are paired with strong free cash flow generation and high earnings predictability, we believe high-quality companies offer the ideal characteristics to navigate through our growth challenged economic environment.

On the bond side, we anticipate a return to focusing on fundamentals rather than the sound bite of the day – an emphasis on facts rather than fear. When this happens (sooner rather than later, in our opinion), bond investors should be prepared for a possible rise in rates, a trend which can put pressure on bonds, particularly long bonds. As active managers, we seek to cushion our investors from interest rate risk, while remaining poised to take advantage of the higher yields which could come out of such a scenario.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Conservative Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market condi-tions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20111,2
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	3.14%	9.28%	2.18%	3.29%	—
Class II Shares	2.89	—	—	—	9.62%
Conservative Allocation Fund Custom Index	5.10	9.64	4.55	5.53	12.51
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	7.88	6.51	6.59	6.93	7.24

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Conservative Allocation Fund (concluded)

INVESTING ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having its own share of economic issues, the U.S. rather amazingly saw the spotlight pointed elsewhere for much of the year. Japan’s devastating earthquake in March and China’s potential property bubble are two examples. However, it was Europe’s ongoing debt saga that ultimately captured the bulk of the planet’s not so flattering attention; and rightly so.

Bonds proved to be the preferred asset class for 2011. Entering the year, conventional wisdom was that interest rates were set to rise and bonds would underperform stocks. However, by mid-year weakening economic data, U.S. debt ceiling brinksmanship, and an intensifying European debt crisis led to a substantial stock market correction. By year-end, the Barclays U.S. Aggregate Bond Index had gained 7.8%, compared to the 2.1% return on the S&P 500 Index and the 11.7% decline on the MSCI EAFE (foreign stock) Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Bond Funds	64%
Foreign Bond Funds	5%
Stock Funds	20%
Foreign Stock Funds	8%
Cash and Other Net Assets	3%

PERFORMANCE DISCUSSION

We entered the year with a relatively defensive allocation mindset. Our view was that the world economy was still mired in the global deleveraging process and that a number of serious headwinds remained, which would in turn lead to below-average growth and disappointed risk markets. This view proved to be correct, and the portfolio benefited from our positioning, which had the fund overweight in fixed income securities and substantially underweight in foreign equities.

For the twelve-month period ended December 31, 2011, the Conservative Allocation Fund returned 3.14% (Class I shares), while the custom blended Conservative Allocation benchmark return of 5.1%. While the fund trailed the blended benchmark, it finished well ahead of the Morningstar Conservative Allocation peer average return of 1.70%, placing the fund in the top 25% of the category for the one-year period.

Top Contributors to performance included: MEMBERS Bond Y, which returned 7.1% for the year; MEMBERS Large Cap Value Y at 7.1%; and PIMCO Investment Grade Corporate Bond at 6.9%.

Top Detractors from performance included: Templeton Global Bond, which declined -2.2% for the year; MEMBERS Large Cap Growth Y at -1.3%; and Franklin Floating Rate at 1.1%.

FUND CHANGES

During the year, we initiated positions in the IVA Worldwide Fund (IVWIX) due to its flexible mandate and risk-aware approach. We added the Mosaic Investment Grade Corporate Bond Fund (COINX) later in the year to balance out the quality, risk, and yield characteristics of our fixed income allocation.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Moderate Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20111,2
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	2.03%	10.69%	-0.02%	1.70%	—
Class II Shares	1.78	—	—	—	11.25%
Moderate Allocation Fund Custom Index	2.05	11.33	2.63	4.11	15.83
S&P 500 Index	2.11	14.11	-0.25	1.97	17.08

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Moderate Allocation Fund (concluded)

INVESTING ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having its own share of economic issues, the U.S. rather amazingly saw the spotlight pointed elsewhere for much of the year. Japan’s devastating earthquake in March and China’s potential property bubble are two examples. However, it was Europe’s ongoing debt saga that ultimately captured the bulk of the planet’s not so flattering attention; and rightly so.

Bonds proved to be the preferred asset class for 2011. Entering the year, conventional wisdom was that interest rates were set to rise and bonds would underperform stocks. However, by mid-year weakening economic data, U.S. debt ceiling brinksmanship, and an intensifying European debt crisis led to a substantial stock market correction. By year-end, the Barclays U.S. Aggregate Bond Index had gained 7.8%, compared to the 2.1% return on the S&P 500 Index and the 11.7% decline on the MSCI EAFE (foreign stock) Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Bond Funds	40%
Foreign Bond Funds	3%
Stock Funds	42%
Foreign Stock Funds	11%
Cash and Other Net Assets	4%

PERFORMANCE DISCUSSION

We entered the year with a relatively defensive allocation mindset. Our view was that the world economy was still mired in the global deleveraging process and that a number of serious headwinds remained, which would in turn lead to below average growth and disappointed risk markets. This view proved to be correct, and the portfolio benefited from our positioning, which had the fund overweight in fixed income securities and substantially underweight in foreign equities.

For the twelve-month period ended December 31, 2011, the Moderate Allocation Fund returned 2.03% (Class I shares), while the custom blended Moderate Allocation benchmark return of 2.05%. While the fund was in line with the blended benchmark, it finished well ahead of the Morningstar Moderate Allocation peer average return of -0.11%, placing the fund in the top 25% of the category for the one-year period.

Top Contributors to performance included: the Yacktman Fund, which returned 7.3% for the year; MEMBERS Bond Y at 7.1%; and MEMBERS Large Cap Value Y at 7.1%.

Top Detractors from performance included: MEMBERS International Y, which declined -7.8% for the year; Templeton Global Bond at -2.2%; and MEMBERS Large Cap Growth Y at -1.3%.

FUND CHANGES

During the year, we initiated a new position in the IVA Worldwide Fund due to its flexible mandate and risk-aware approach. We funded the position by reducing allocations to our dedicated international equity managers.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Aggressive Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20111,2
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Class I Shares	0.48%	12.62%	-1.95%	0.35%	—
Class II Shares	0.23	—	—	—	13.12%
Aggressive Allocation Fund Custom Index	-1.76	12.51	0.31	2.34	18.78
S&P 500 Index	2.11	14.11	-0.25	1.97	17.08

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Aggressive Allocation Fund (concluded)

INVESTING ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having its own share of economic issues, the U.S. rather amazingly saw the spotlight pointed elsewhere for much of the year. Japan’s devastating earthquake in March and China’s potential property bubble are two examples. However, it was Europe’s ongoing debt saga that ultimately captured the bulk of the planet’s not so flattering attention; and rightly so.

Bonds proved to be the preferred asset class for 2011. Entering the year, conventional wisdom was that interest rates were set to rise and bonds would underperform stocks. However, by mid-year weakening economic data, U.S. debt ceiling brinksmanship, and an intensifying European debt crisis led to a substantial stock market correction. By year-end, the Barclays U.S. Aggregate Bond Index had gained 7.8%, compared to the 2.1% return on the S&P 500 Index and the 11.7% decline on the MSCI EAFE (foreign stock) Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Bond Funds	12%
Foreign Bond Funds	1%
Stock Funds	67%
Foreign Stock Funds	18%
Cash and Other Net Assets	2%

PERFORMANCE DISCUSSION

We entered the year with a relatively defensive allocation mindset. Our view was that the world economy was still mired in the global deleveraging process and that a number of serious headwinds remained, which would in turn lead to below average growth and disappointed risk markets. This view proved to be correct, and the portfolio benefited from our positioning, which had the fund overweight in fixed income securities and substantially underweight in foreign equities.

For the twelve-month period ended December 31, 2011, the Aggressive Allocation Fund returned 0.48% (Class I shares), while the custom blended Aggressive Allocation benchmark return of -1.76%. The fund’s performance put it well ahead of the Morningstar Aggressive Allocation peer average return of -3.80%, placing the fund in the top 10% of the category for the one-year period. The fund outperformed primarily because of the weighting decisions described above.

Top Contributors to performance included: the Yacktman Fund, which returned 7.3% for the year; MEMBERS Large Cap Value Y at 7.1%; and MEMBERS High Income at 5.6%.

Top Detractors from performance included: MEMBERS International Y, which declined -7.8% for the year; MEMBERS Large Cap Growth Y at -1.3%; and Calamos Growth & Income at -0.5%.

FUND CHANGES

During the year, we initiated a new position in the IVA Worldwide Fund due to its flexible mandate and risk-aware approach. We funded the position by reducing allocations to our dedicated international equity managers.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Fannie Mae	20%
Federal Home Loan Bank	29%
Freddie Mac	22%
U.S. Treasury Bills	9%
Commercial Paper	15%
Cash and Other Net Assets	5%

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

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Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	6.73%	6.39%	5.40%	4.84%	—
Class II Shares	6.47	—	—	—	6.64%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index	7.88	6.51	6.59	5.85	7.24

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Bond Fund (concluded)

INVESTING ENVIRONMENT

The assumption to start the year was that the economy was finally on the mend and growth would be good based upon the decent growth in 2010. Instead, we witnessed decelerating growth which prompted concerns about a double dip recession, the Arab Spring drove up oil prices, a Japanese disaster disrupted production supply lines, further gridlock in Washington resulted in the loss of the U.S. AAA rating from S&P, and a seemingly endless sequence of problems and policy errors in Europe.

For the year, the yield curve flattened with 2-Year Treasury rates declining 35 basis points (bps) while those of the 10- and 30-Year Treasuries fell more than 140 bps. Concerns over the economy in general and potential contagion effects from Europe, especially for banks, caused corporate bonds to severely underperform. While corporates earned a very respectable 7.5% in absolute terms, they underperformed Treasuries by -4.1%. Bank debt turned in the poorest performance with an absolute return of 1.7% (-6.7% below Treasuries). Even the mortgage market underperformed Treasuries; only asset-backed and commercial mortgage-backed securities delivered returns above Treasuries.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Asset Backed	2%
Corporate Notes and Bonds	28%
Mortgage Backed	20%
U.S. Government and Agency Obligations	46%
Cash and Other Net Assets	4%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2011, the Ultra Series Bond Fund returned 6.73% (Class I shares), while the Bank of America Merrill Lynch US Corp. Govt. & Mtg. Index returned 7.88%. The fund’s performance was negatively affected by being overweight in corporates in general and by having a duration (a measure of a security’s price sensitivity to changes in interest rates) less than the market during the rally. This was partially offset by a significant underweighting in banks and, more specifically, avoiding problematic banks such as Citigroup Inc., Bank of America Corp., and Morgan Stanley. The fund also modestly benefited being underweight in the mortgage sector and slightly overweight in asset-backed securities.

FUND CHANGES

Activity in the portfolio was minimal during the year as our basic outlook on rates and sector allocations was unchanged. The portfolio experienced eight maturities and one called security. Treasuries were purchased or sold as cash flows dictated and occasional Treasury swaps were initiated to adjust duration.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	5.01%	16.36%	6.56%	7.40%	—
Class II Shares	4.75	—	—	—	12.56%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index	4.37	23.83	7.55	8.74	19.70

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

High Income Fund (concluded)

INVESTING ENVIRONMENT

The high-yield market closed out 2011 in solid fashion advancing 4.4%. All U.S. financial markets benefited from a relief rally in the fourth quarter as investors became more comfortable that policy makers were taking action to contain the eurozone crisis. U.S. economic data released during the fourth quarter evidenced a slightly better tone highlighted by marginally improved employment and housing data.

The high-yield market appears poised for solid returns in 2012. Demand for the high-yield sector remains solid as mutual fund inflows into the high-yield market were $11.8 billion in the fourth quarter alone. Default rates at 1.82% remain well below historical levels. Despite this low default environment, high-yield securities continue to yield far more than like-maturity Treasuries, therefore, we expect continued demand for the asset class.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Consumer Discretionary	29%
Consumer Staples	8%
Energy	9%
Financials	4%
Health Care	8%
Industrials	14%
Information Technology	5%
Materials	8%
Telecommunication Services	7%
Utilities	3%
Cash and Other Net Assets	5%
 Consumer Discretionary includes securities in the following industries:  Auto Components; Consumer Finance; Hotels, Restaurants & Leisure; Household Durables; Leisure Equipment & Products; Media; Multiline Retail; Specialty Retail; and Textiles, Apparel & Luxury Goods

PERFORMANCE DISCUSSION

The High Income Fund performed well during 2011. For the twelve-month period ended December 31, 2011, the fund returned 5.01% (Class I shares), while the Merrill Lynch US High Yield Master II Constrained Index Benchmark (HUCO) returned 4.37%. An underweight to Financials and Telecommunications sector bonds, and positive security selection in Financials (Nuveen) and Telecommunication sector bonds (Sprint Nextel Corp., Charter Communications Inc., Cablevision Systems Corp.) all contributed positively to the fund’s performance. The fund’s outperformance to the index was primarily due to the above mentioned industry allocations as well as superior selection across all rating categories (including BB, B, CCC rated bonds). Security selection within the Technology sector (Alcatel-Lucent) and the fund’s cash position detracted from performance.

FUND CHANGES

The fund had an active year trading as we increased investments in more stable credits with higher earnings predictability and reduced the cyclical or volatile components of the portfolio. Overall for the year, there were 161 purchases aggregating $50.6 million and 175 sales totaling $41.4 million. Sector allocations were increased in Telecommunications, Utilities, Energy, and Consumer Staples while holdings in the Technology and Business Support Services industries were reduced. The portfolio also shifted higher in ratings categories with a 5% increase in BB rated bonds for a total of 28.0% and an approximately 5% decrease in portfolio weighting in the single B rated bond investments to 48.7% of the fund. The fund’s holdings in convertible bonds also declined from an 8-10% weighting earlier in the year to 4.0% at year-end. Looking to 2012, we remain focused on those bond swaps we believe will increase overall portfolio yields while not increasing the fund’s current risk profile.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets. The balance between the two strategies of the fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand. The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds the intrinsic value or other stocks appear more attractive.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	7.84%	10.19%	3.54%	4.34%	—
Class II Shares	7.57	—	—	—	12.68%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index	7.88	6.51	6.59	5.85	7.24
Russell 1000¨ Index	1.50	14.81	-0.02	3.34	17.40

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Diversified Income Fund (concluded)

INVESTING ENVIRONMENT

During the twelve-month period ended December 31, 2011, large cap stocks had a period of slightly positive performance despite elevated volatility and high correlation in the markets. The second round of quantitative easing by the Fed coincided with a rally through the first half of 2011 before worries about the global economy resulted in a sharp correction during the summer. Stock prices quickly recovered during October, which registered as one of the strongest monthly gains in stock market history, before stocks pulled back modestly from there to end the year. For the year, the Russell 1000¨ Index rose 1.50%. The strongest sectors were Utilities, Consumer Staples, and Health Care. The Consumer Discretionary, Energy, Telecommunications and Technology sectors also had positive returns. The worst performing sectors, all of which had negative returns during the year, were Financials, Materials, and Industrials.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Asset Backed	1%
Common Stocks	52%
Corporate Notes and Bonds	17%
Mortgage Backed	9%
U.S. Government and Agency Obligations	16%
Cash and Other Net Assets	5%

PERFORMANCE DISCUSSION

The Diversified Income Fund gained 7.84% (Class I), while the Russell 1000¨ Index returned 1.50%.

Positive stock selection accounted for approximately 85% of the fund’s outperformance. Relative to the benchmark, global pharmaceutical company Pfizer Inc. was the most additive stock in the portfolio. Stocks selected in the Financial and Energy sectors also contributed nicely to performance. Insurance holding company Travelers Cos. Inc. and regional bank US Bancorp were top performers within Financials, while exploration and production company Marathon Oil Corp. and integrated oil company Chevron Corp. had strong results in the Energy sector.

Relative weakness compared to the benchmark occurred in the Utilities sector. Utility services company Exelon Corp. and gas & electric company Duke Energy Corp. detracted from performance. Other stocks that negatively impacted portfolio results were global financial services company Bank of New York Mellon Corp. and healthcare solutions provider Novartis AG.

The bond portion of the fund contributed positively to overall fund performance. Interest rates fell significantly over the course of the year and bond prices consequently rose. To give some perspective on this, the overall rate exposure of the fund is approximately equivalent to that of a 5-Year Treasury. That sector of the yield curve saw rates decline by over 100 basis points which implies price appreciation of over 4%. Additionally, the fund’s yield was higher than the overall bond market thereby contributing incremental income.

FUND CHANGES

We increased exposure to Financial sector stocks during the year. Investment management firm Blackrock Inc., regional bank M&T Bank Corp., financial holding company Northern Trust Corp., and international reinsurance company PartnerRe Ltd. all were new purchases. We maintain an overweight position in Financials as we believe our holdings are strong franchises that can take market share.

We reduced the portfolio’s equity exposure to the Energy and Health Care sectors during the period. We sold Marathon Oil and Spectra Energy Corp., a natural gas infrastructure company, after periods of outperformance. Within Health Care, we sold diversified healthcare company Baxter International Inc. and trimmed Novartis. We are modestly underweight Energy but maintain an overweight in Health Care.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Equity Income Fund invests primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their expected earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	Since 4/30/10 Inception
Class I Shares	1.08%	4.37%
Class II Shares	0.84	4.12
S&P 500 Index	2.11	5.73
CBOE BuyWrite Monthly Index	5.72	6.42

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Equity Income Fund (concluded)

INVESTING ENVIRONMENT

The investment environment for the Equity Income Fund has transitioned through a number of phases over the past twelve months. U.S. stocks surged in early 2011. During this phase, the fund participated in the market upside but lagged the benchmark indices as one would expect of a covered call strategy. With stocks climbing very strongly, a number of the fund’s holdings were "called away" generating higher cash levels. Given the strength and duration of the rally, the fund was opportunistically and conservatively reinvesting the cash. The equity markets moved into a somewhat more volatile phase between February and July as geo-political issues in North Africa and the Japanese earthquake tragedy weighed on investor’s minds. This choppier environment provided opportunity for the fund to more aggressively reinvest the larger cash levels. The final phase, August through year-end, was primarily focused on the deteriorating European crisis and its potential to negatively impact global economic growth. During this phase, stock prices fluctuated extensively but maintained an upward bias, particularly as the calendar year came to a close. The fund performed relatively well as more opportunities were presented to reduce cash levels and the higher market volatility lead to very attractive option premiums being realized through call option writing.

PERFORMANCE DISCUSSION

The fund’s performance lagged the S&P 500 and the CBOE BuyWrite Index (BXM) on a one year basis. Much of the underperformance occurred during the market rally phase early in the year. During most strong market rallies, a covered call approach will lag the overall market, and this was no exception. For the full twelve-month period, the fund delivered a 1.08% return, (Class I shares), compared with a 2.11% return on the S&P 500 Index

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
	Fund	S&P 500
Consumer Discretionary	13%	11%
Consumer Staples	–	10%
Energy	15%	13%
Financials	17%	15%
Health Care	17%	12%
Industrials	5%	11%
Information Technology	23%	18%
Materials	3%	4%
Telecommunication Services	–	3%
Utilities	–	3%
Exchange-Traded Fund	2%	–
Cash, Options and Other Net Assets	5%	–
and a 5.72% return on the CBOE BuyWrite Index (BXM). Importantly, the fund’s yield was 11.06% for the twelve months ended 12/31/11 based on a distribution of $1.04 per share and a 12/31/11 share value of $9.4068 for the Class I shares.

The performance of the fund’s individual holdings was led by Technology holdings Google Inc. and eBAY Inc. while strong performance from financial holding IntercontinentalExchange Inc. offset weakness in banking and investment holdings such as Morgan Stanley and Wells Fargo & Co. Many of the fund’s Energy holdings lagged during the market downturn as oil prices fell sharply but rebounded very well later in the year. Finally, strength in United HealthCare and biotechnology companies Gilead Sciences Inc. and Celgene Corp. offset weakness in medical device oriented companies such as Stryker Corp. and St. Jude Medical.

FUND CHANGES

Following the market’s late year rebound, the fund has taken a more conservative approach given the still high levels of global uncertainty. We increased the percentage of call options written against portfolio holdings and believe the fund is well positioned for the current environment and to continue to payout a relatively high level of income.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a "value" approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	7.38%	10.74%	-2.65%	2.14%	—
Class II Shares	7.11	—	—	—	15.19%
Russell 1000¨ Value Index	0.39	11.55	-2.64	3.89	16.57

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Large Cap Value Fund (concluded)

INVESTING ENVIRONMENT

During the twelve-month period ended December 31, 2011, large cap value stocks in general delivered slightly positive performance despite elevated volatility and high correlation in the markets. The second round of quantitative easing by the Fed coincided with a rally through the first half of 2011 before worries about the global economy resulted in a sharp correction during the summer. Stock prices quickly recovered during October, which registered as one of the strongest monthly gains in stock market history, before stocks pulled back modestly from there to end the year. For the year, the Russell 1000¨ Value Index rose 0.39%. The strongest sectors were Utilities, Health Care, and Consumer Staples. The Telecommunications, Consumer Discretionary, Energy, and Industrials sectors also had positive returns. The worst performing sectors, all of which had negative returns during the year, were Financials, Materials, and Technology.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
	Fund	Russell 1000¨ Value Index
Consumer Discretionary	6%	9%
Consumer Staples	12%	8%
Energy	13%	12%
Financials	22%	24%
Health Care	15%	13%
Industrials	9%	9%
Information Technology	11%	9%
Materials	1%	3%
Telecommunication Services	3%	5%
Utilities	4%	8%
Cash and Other Net Assets	4%	–

PERFORMANCE DISCUSSION

The Large Cap Value Fund returned 7.38% (Class I shares), while the Russell 1000¨ Value Index returned 0.39%. We believe our focus on firms with sustainable competitive advantages, modest financial leverage and stable earnings histories contributed to this outperformance.

Positive stock selection accounted for approximately 90% of the outperformance. Relative to the benchmark, the fund’s Financial sector holdings contributed nicely to performance. Regional bank US Bancorp and insurance stocks Arch Capital Group Ltd., W.R. Berkley Corp. and Travelers Cos. Ins. were top performers. The Technology sector also generated strong results from information technology services company International Business Machines Corp. (IBM) and semiconductor chip maker Intel Corp. The Consumer Discretionary sector was another source of relative strength due to positive performance from off-price retailer TJX Cos. Inc.

Relative weakness compared to the benchmark occurred in the Health Care sector. Medical device manufacturer Medtronic Inc. and healthcare solutions provider Novartis AG negatively impacted results. Other stocks that were relatively weak included network communications equipment provider Cisco Systems Inc. and global financial services company Bank of New York Mellon Corp.

FUND CHANGES

We increased exposure to the Consumer Staples sector during the year. We bought leading candy and snack manufacturer Nestle SA and global retailer Wal-Mart Stores Inc. Additionally, we added to existing positions in branded alcohol manufacturer Diageo PLC and global food, snack and beverage company PepsiCo Inc. The fund maintains an overweight position in Consumer Staples as we believe its holdings are strong franchises with good pricing power.

We reduced fund exposure to the Technology and Energy sectors during the period. We trimmed Cisco, Intel and IBM although the fund maintains positions in those stocks. Within Energy, we sold exploration and production companies Marathon Oil Corp. and Southwestern Energy Co. after periods of outperformance. Despite reducing fund exposure to these sectors, the fund maintains modest overweight positions.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a "growth" approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	-1.19%	15.20%	1.53%	1.41%	—
Class II Shares	-1.43	—	—	—	13.16%
Russell 1000¨ Growth Index	2.64	18.02	2.50	2.60	18.23

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

For the twelve-month period ended December 31, 2011, market sentiment oscillated sharply around the impact of the European debt crisis, the revoluntary wave of demonstrations and protests in the Arab World, and the U.S. debt downgrade, to name a few. Because these issues have broad implications, the correlation of all stocks to one another was at record levels. This meant that the stock market had large price swings with most

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Large Cap Growth Fund (concluded)

stocks moving up or down together. As such, this proved to be an unusually challenging environment for most investors since these "macro" influences overshadowed company level fundamentals.

Another oddity in 2011 for growth stock investors was that generally the most defensive stocks did better than those exhibiting higher growth. For example, of the top 10 holdings in the Russell 1000¨ Growth Index, Phillip Morris was the best performing stock, up 39%. Meanwhile, Google was up only 8%. We apply a consistent methodology for identifying growth companies. From our perspective, Google is a true-growth company while Phillip Morris lacks many of the characteristics most growth companies exhibit. Consequently, we do not own stock in Phillip Morris, but do own Google stock.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
	Fund	Russell 1000¨ Growth Index
Consumer Discretionary	14%	14%
Consumer Staples	6%	13%
Energy	11%	11%
Financials	6%	4%
Health Care	6%	11%
Industrials	11%	13%
Information Technology	38%	28%
Materials	5%	5%
Telecommunication Services	–	1%
Utilities	–	–*
Cash and Other Net Assets	3%	–
*Rounds to 0%
 Information Technology includes securities in the following industries: communications equipment; computers and peripherals; electronic equipment, instruments & components; internet software & services;
IT services; semiconductors & semiconductor equipment; and software.

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2011 the Large Cap Growth Fund returned -1.19% (Class I shares), while the Russell 1000¨ Growth Index returned 2.64%. The fund trailed the benchmark return this year because we expected investors to gravitate towards technology companies as a result of the strong balance sheets, excess cash flow, product innovation, and low valuations these companies presented. However, this proved incorrect as investors instead bid up Utilities, Consumer Staples and Consumer Discretionary stocks, allowing those sectors to be the leaders.

We had very good success with a number of Technology holdings, though not enough to offset the strength in the consumer related sectors. Visa Inc. was a standout, up 44%. Through our fundamental analysis we gained conviction to make it a top holding despite it being the subject of regulatory change via the Dodd-Frank Act. Similarly, SanDisk Corp. is a leader in flash memory, used in smartphones and tablets, and it contributed strongly to performance.

Detracting from performance was Acme Packet Inc., a high growth situation whose end market growth was delayed, causing the stock to fall sharply. We remain confident its products will be needed as more video and voice move over the Internet.

The fund’s holdings in Energy securities, while mixed, detracted from performance. Petrobras Brasileiro SA, the Brazilian oil company, has a bright future, but near term its growth has been restricted by politics.

FUND CHANGES

We took profits in Petrohawk and Varian Medical Systems Inc. as they received buyout bids at substantial premiums. We increased our holdings in Ecolabs Inc. and Roper Industries Inc., each with diversified service businesses which may excel in the current weak economy.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. However, the fund will not automatically sell a stock because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	4.47%	22.72%	1.26%	3.85%	—
Class II Shares	4.22	—	—	—	18.54%
Russell Midcap¨ Index	-1.55	20.17	1.41	6.99	20.69

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Mid Cap Fund (concluded)

INVESTING ENVIRONMENT

During the twelve-month period ended December 31, 2011, mid cap stocks in general had a period of slightly negative performance that was associated with elevated volatility and high correlation in the markets. The second round of quantitative easing by the Fed coincided with a rally through the first half of 2011 before worries about the global economy resulted in a sharp correction during the summer. Stock prices quickly recovered during October, which registered as one of the strongest monthly gains in stock market history, before stocks pulled back modestly from there to end the year. For the year, the Russell Midcap¨ Index declined 1.55%.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
	Fund	Russell Midcap¨ Index
Consumer Discretionary	19%	16%
Consumer Staples	4%	6%
Energy	6%	8%
Financials	25%	19%
Health Care	9%	10%
Industrials	14%	12%
Information Technology	10%	13%
Materials	8%	7%
Telecommunication Services	–	1%
Utilities	–	8%
Cash and Other Net Assets	5%	–

PERFORMANCE DISCUSSION

For the year ended December 31, 2011, the Mid Cap Fund gained 4.47% (Class I shares), while the Russell Midcap¨ Index returned -1.55%.

Positive stock selection accounted for approximately 95% of the fund’s outperformance. Relative to the benchmark, the Industrial sector generated strong performance from used car auctioneer Copart Inc. and global rail industry equipment provider Wabtec Corp./DE. Our holdings in Financials also contributed nicely to performance. Insurance stocks W.R. Berkley Corp., Arch Capital Group and Markel Corp. were top performers in the sector.

With the exception of Utilities, all sectors had positive performance relative to the benchmark. However, there were a few stocks that negatively impacted results. Leading office supply retailer Staples Inc. detracted from performance in the Consumer Discretionary sector, while Brookfield Asset Management Inc. had relatively weak returns within Financials.

FUND CHANGES

We increased exposure to the Consumer Discretionary sector during the period by purchasing two media companies. We bought Discovery Communications Inc., a global nonfiction media company with leading cable networks, and Liberty Global Inc., an international provider of video, broadband and telephone services. We also purchased Staples and added to Carmax Inc., a leading used car retailer. The fund maintains an overweight position in the Consumer Discretionary sector as we believe its holdings are strong franchises with good pricing power.

We reduced fund exposure to the Health Care and Telecommunications sectors during the period. We sold medical products manufacturer C.R. Bard Inc., clinical research organization Covance Inc. and animal diagnostic test provider Idexx Laboratories Inc. after periods of outperformance. Within Telecommunications, we sold tower operator Crown Castle International Corp. which also had contributed to results. The fund is modestly underweight in the Health Care sector and no longer has any exposure to the Telecommunications sector.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies that possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	3 Years	Since 5/1/07 Inception	Since 5/1/09 Inception
Class I Shares	0.91%	18.96%	2.71%	—
Class II Shares	0.66	—	—	21.31%
Russell 2000¨ Index	-4.18	15.63	-0.63	18.52

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The twelve-month period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period as concerns surfaced regarding whether the global economy could slip back

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Small Cap Fund (concluded)

into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market. Return correlations among stocks spiked as investors shed risk and fled to safety. Despite these lingering concerns, markets ended the year on a positive note in the final month of the period in response to encouraging employment and manufacturing data in the U.S.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
	Fund	Russell 2000¨ Index
Consumer Discretionary	15%	13%
Consumer Staples	1%	4%
Energy	4%	7%
Financials	25%	22%
Health Care	8%	13%
Industrials	24%	15%
Information Technology	8%	17%
Materials	5%	4%
Telecommunication Services	–	1%
Utilities	5%	4%
Cash and Other Net Assets	5%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2011, the Small Cap Fund returned 0.91% (Class I shares), while the Russell 2000¨ Index, returned -4.18%.

The fund’s outperformance was primarily due to strong selection in the Industrials, Financials, and Technology sectors. Positive results were somewhat offset by weaker stock selection within Energy and Health Care. Allocation among sectors, a residual of the bottom-up stock selection process, was modestly positive due to an overweight in Utilities and underweight in Technology.

The fund’s largest contributors to relative performance during the period included Delphi Financial Group Inc., an insurance holding company specializing in life and disability insurance; Kirby Corp., an inland barge operator; and Carlisle Cos. Inc., a diversified industrial manufacturer with significant operations in commercial roofing and specialty tires and wheels.

The fund’s largest relative detractors during the period included Penn Virgina Corp., an independent oil and gas exploration and production company; Zep Inc., a cleaning products and solutions manufacturer; and ICON PLC, a contract research organization. Our position in Scorpio Tankers Inc., a transportation firm focused on seaborne shipments of refined petroleum products, also detracted from relative and absolute results during the period.

FUND CHANGES

The fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, exposure to the Industrials sector increased during the period and exposure to Consumer Staples sector fell. In Industrials, we added positions in ESCO Technologies Inc. and United Stationers Inc. Within the Consumer Staples sector, we eliminated positions in Snyders-Lance Inc. and Herbalife Ltd. As of the end of the period, the fund was most overweight in the Industrials and Financials sectors relative to the Russell 2000¨ Index, and most underweight in the Technology sector.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 20111
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Class I Shares	-7.70%	8.13%	-2.87%	6.37%	—
Class II Shares	-7.91	—	—	—	10.37%
MSCI EAFE Index	-11.73	8.16	-4.26	5.12	10.32

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

International equity markets fell in 2011 as macroeconomic concerns overwhelmed resilient corporate profits. The largest issue was in Europe, where in July the sovereign debt crisis spread inexorably from the smaller periphery countries, such as Greece and Ireland, to the heart of Europe – Spain and Italy. Both countries now have new governments implementing more aggressive reforms, and the eurozone is moving toward much more centralized fiscal control, while setting up substantial rescue funds. The European Central Bank (ECB) has provided virtually unlimited three-year liquidity to banks, and has bought substantial quantities of Italian and Spanish debt. However, these actions will likely still fall short of an ultimate solution, and with banks pulling in lending, the economic environment appears to be deteriorating. After

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

International Stock Fund (concluded)

a summer scare around the Standard & Poor’s downgrade of U.S. long-term sovereign debt, more recent economic indicators in the United States have improved as corporations continue to invest in capital expenditures and consumers start to reduce savings rates again. However, it remains to be seen whether this is sustainable, as the United States has yet to take any material steps toward addressing its own fiscal deficit. In China, the government’s measures to cool the economy, particularly in the housing market, started to make an impact in the second half of the year, and initial signs of easing policy are calming fears of a hard landing. Meanwhile, Japan has recovered remarkably from the severe earthquake and tsunami in March, although it remains exposed to risk from global trade, its strong currency, and ultimately its own debt issues.

In this environment, traditionally cyclical and risk assets performed poorly. Financials, materials, capital goods, technology, and automotive stocks all fell significantly, as did smaller-capitalization and emerging market stocks. The latter was driven in part by weakening currencies as money flowed out of the emerging markets. The better-performing stocks were in the traditionally more defensive sectors, such as Health Care, Consumer Staples, and Telecommunications. The large integrated energy stocks also performed well, but stocks in the Utilities sector fell sharply as weak energy demand and harsh government intervention hurt corporate profits.

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2011, the International Stock Fund returned -7.70% (Class I shares) while the MSCI EAFE Index returned -11.73%. Stock selection was the main driver of performance, led by the Financials and Telecommunications sectors. In the Financials sector, life insurers AIA Group Ltd. and Prudential Financial Ltd. performed well on strong demand for their services. In the Telecommunications sector, stock selection was led by Telstra Corp. Ltd., which performed well amid expectations of a beneficial deal with the government regarding the National Broadband Network.

In contrast, the fund was negatively impacted by its high exposure to the Technology sector as it underperformed the broader market. However, its negative impact was more than offset by positive stock selection in the sector. Exposure to emerging markets detracted from relative returns as the fund’s positions underperformed the broader market.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Africa	1%
Europe (excluding United Kingdom)	33%
Japan	15%
Latin America	3%
Pacific Basin	8%
United Kingdom	30%
Other Countries	5%
Cash and Other Net Assets	5%

FUND CHANGES

The fund increased its exposure to the Industrials sector during the year by investing in companies that we believed were attractively valued, such as discount carrier Ryanair Holdings PLC and container shipping company A.P. Moller-Maersk. Additionally, the fund increased positions in the Materials sector, including Rexam PLC, a beverage can producer, and James Hardie Industries SE, a manufacturer of fibre-cement building products. The fund increased its exposure to Europe, where we believed many quality companies were trading at attractive values. Positions included insurance company AXA Cooperative Insurance and television provider British Sky Broadcasting Group PLC.

The fund’s exposure to the Financials sector changed significantly over the year, shifting from an overweight exposure in January to an underweight exposure in December. The fund also reduced its exposure to the Information Technology sector during the year.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2020 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2020. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20111,2
	1 Year	3 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2020, Class I	2.11%	12.80%	-2.19%
Dow Jones Global Target 2020 Index	2.01	11.52	1.69

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Madison Target Retirement 2020 Fund (concluded)

INVESTING ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having its own share of economic issues, the U.S. rather amazingly saw the spotlight pointed elsewhere for much of the year.

Bonds proved to be the preferred asset class for 2011. Entering the year, conventional wisdom was that interest rates were set to rise and bonds would underperform stocks. However, by mid-year, weakening economic data, U.S. debt ceiling brinksmanship, and an intensifying European debt crisis led to a substantial stock market correction. By year-end, the Barclays U.S. Aggregate Bond Index had gained 7.8%, compared to the 2.1% return on the S&P 500 Index and the 11.7% decline on the MSCI EAFE (foreign stock) Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Bond Funds	47%
Foreign Bond Funds	3%
Stock Funds	38%
Foreign Stock Funds	9%
Cash and Other Net Assets	3%

PERFORMANCE DISCUSSION

We entered the year with a relatively defensive allocation mindset. Our view was that the world economy was still mired in the global deleveraging process and that a number of serious headwinds remained, which would in turn lead to below-average growth and disappointed risk markets. This view proved to be correct, and the portfolio benefited from our positioning, which had the fund overweight in fixed income securities and substantially underweight in foreign equities.

For the twelve-month period ended December 31, 2011, the Madison Target Retirement 2020 Fund returned 2.11%, while the Dow Jones Global Target 2020 Index returned 2.01%. The fund’s performance put it well ahead of the Morningstar Target Date 2016-2020 peer average return of -0.22%, placing the fund in the top 10% of the category for the one-year period.

Top contributors to performance included: Vanguard Total Bond Market, which returned 7.7% for the year; Vanguard Dividend Appreciation at 6.2%; and PIMCO Investment Grade Corporate Bond at 6.9%.

Top detractors from performance included: Vanguard FTSE All-World ex-US, which declined -14.2% for the year; Templeton Global Bond at -2.2%; and iShares S&P MidCap 400 at -1.9%.

FUND CHANGES

During the middle of the year, a significant change was made to the investment structure of the Target Retirement Date Funds. The funds were redesigned into a predominately index-based structure, utilizing exchange traded funds for the majority of the underlying holdings, as opposed to traditional "actively managed" funds. As a result, the portfolio experienced a large amount of turnover because we sold a majority of the underlying active fund holdings. We are very excited about the new structure and the flexibility it affords us in managing the fund.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2030 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2030. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20111,2
	1 Year	3 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2030, Class I	1.16%	13.22%	-3.17%
Dow Jones Global Target 2030 Index	-1.20	13.96	-0.25

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Madison Target Retirement 2030 Fund (concluded)

INVESTING ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having its own share of economic issues, the U.S. rather amazingly saw the spotlight pointed elsewhere for much of the year.

Bonds proved to be the preferred asset class for 2011. Entering the year, conventional wisdom was that interest rates were set to rise and bonds would underperform stocks. However, by mid-year, weakening economic data, U.S. debt ceiling brinksmanship, and an intensifying European debt crisis led to a substantial stock market correction. By year-end, the Barclays U.S. Aggregate Bond Index had gained 7.8%, compared to the 2.1% return on the S&P 500 Index and the 11.7% decline on the MSCI EAFE (foreign stock) Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Bond Funds	34%
Foreign Bond Funds	2%
Stock Funds	50%
Foreign Stock Funds	11%
Cash and Other Net Assets	3%

PERFORMANCE DISCUSSION

We entered the year with a relatively defensive allocation mindset. Our view was that the world economy was still mired in the global deleveraging process and that a number of serious headwinds remained, which would in turn lead to below average growth and disappointed risk markets. This view proved to be correct, and the portfolio benefited from our positioning, which had the fund overweight in fixed income securities and substantially underweight in foreign equities.

For the twelve-month period ended December 31, 2011, the Madison Target Retirement 2030 Fund returned 1.16%, while the Dow Jones Global Target 2030 Index returned -1.20%. The fund’s performance put it well ahead of the Morningstar Target Date 2026-2030 peer average return of -2.26%, placing the fund in the top 10% of the category for the one-year period.

Top contributors to performance included: Vanguard Total Bond Market, which returned 7.7% for the year; Vanguard Dividend Appreciation at 6.2%; and PIMCO Investment Grade Corporate Bond at 6.9%.

Top detractors from performance included: Vanguard FTSE All-World ex-US, which declined -14.2% for the year; Templeton Global Bond at -2.2%; and iShares S&P MidCap 400 at -1.9%.

FUND CHANGES

During the middle of the year, a significant change was made to the investment structure of the Target Retirement Date Funds. The funds were redesigned into a predominately index-based structure, utilizing exchange traded funds for the majority of the underlying holdings, as opposed to traditional "actively managed" funds. As a result, the portfolio experienced a large amount of turnover because we sold a majority of the underlying active fund holdings. We are very excited about the new structure and the flexibility it affords us in managing the fund.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2040 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2040. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20111,2
	1 Year	3 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2040, Class I	0.47%	13.30%	-4.44%
Dow Jones Global Target 2040 Index	-3.59	15.16	-1.36

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Madison Target Retirement 2040 Fund (concluded)

INVESTING ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having its own share of economic issues, the U.S. rather amazingly saw the spotlight pointed elsewhere for much of the year.

Bonds proved to be the preferred asset class for 2011. Entering the year, conventional wisdom was that interest rates were set to rise and bonds would underperform stocks. However, by mid-year, weakening economic data, U.S. debt ceiling brinksmanship, and an intensifying European debt crisis led to a substantial stock market correction. By year-end, the Barclays U.S. Aggregate Bond Index had gained 7.8%, compared to the 2.1% return on the S&P 500 Index and the 11.7% decline on the MSCI EAFE (foreign stock) Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Bond Funds	25%
Foreign Bond Funds	–*
Stock Funds	59%
Foreign Stock Funds	13%
Cash and Other Net Assets	3%
*Rounds to 0%

PERFORMANCE DISCUSSION

We entered the year with a relatively defensive allocation mindset. Our view was that the world economy was still mired in the global deleveraging process and that a number of serious headwinds remained, which would in turn lead to below average growth and disappointed risk markets. This view proved to be correct, and the portfolio benefited from our positioning, which had the fund overweight in fixed income securities and substantially underweight in foreign equities.

For the twelve-month period ended December 31, 2011, the Madison Target Retirement 2040 Fund returned 0.47%, while the Dow Jones Global Target 2040 Index returned -3.59%. The fund’s performance put it well ahead of the Morningstar Target Date 2036-2040 peer average return of -3.49%, placing the fund in the top 10% of the category for the one-year period.

Top contributors to performance included: Vanguard Total Bond Market, which returned 7.7% for the year; Vanguard Dividend Appreciation at 6.2%; and PIMCO Investment Grade Corporate Bond at 6.9%.

Top detractors from performance included: Vanguard FTSE All-World ex-US, which declined -14.2% for the year; Templeton Global Bond at -2.2%; and iShares S&P MidCap 400 at -1.9%.

FUND CHANGES

During the middle of the year, a significant change was made to the investment structure of the Target Retirement Date Funds. The funds were redesigned into a predominately index-based structure, utilizing exchange traded funds for the majority of the underlying holdings, as opposed to traditional "actively managed" funds. As a result, the portfolio experienced a large amount of turnover because we sold a majority of the underlying active fund holdings. We are very excited about the new structure and the flexibility it affords us in managing the fund.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2050. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 20111,2
Since 1/3/11 Inception
Ultra Series Target Retirement 2050, Class I	-1.03%
Dow Jones Global Target 2050 Index	-4.84

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Madison Target Retirement 2050 Fund (concluded)

INVESTING ENVIRONMENT

It was a tough year for global equities, with global stock indices declining by over 7% in 2011. Though it may not have felt like it, the U.S. was clearly a relative winner, posting modestly positive returns, while much of the rest of the world ended the year solidly in the red. Despite having its own share of economic issues, the U.S. rather amazingly saw the spotlight pointed elsewhere for much of the year.

Bonds proved to be the preferred asset class for 2011. Entering the year, conventional wisdom was that interest rates were set to rise and bonds would underperform stocks. However, by mid-year, weakening economic data, U.S. debt ceiling brinksmanship, and an intensifying European debt crisis led to a substantial stock market correction. By year-end, the Barclays U.S. Aggregate Bond Index had gained 7.8%, compared to the 2.1% return on the S&P 500 Total Return Index and the 11.7% decline on the MSCI EAFE (foreign stock) Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/11
Bond Funds	15%
Stock Funds	67%
Foreign Stock Funds	15%
Cash and Other Net Assets	3%

PERFORMANCE DISCUSSION

We entered the year with a relatively defensive allocation mindset. Our view was that the world economy was still mired in the global deleveraging process and that a number of serious headwinds remained, which would in turn lead to below average growth and disappointed risk markets. This view proved to be correct, and the portfolio benefited from our positioning, which had the fund overweight in fixed income securities and substantially underweight in foreign equities.

Since its January 3, 2011 inception date, the Madison Target Retirement 2050 Fund returned -1.03%, while the Dow Jones Global Target 2050 Index returned -4.84%.

Top contributors to performance included: Vanguard Total Bond Market, which returned 7.7% for the year; Vanguard Dividend Appreciation at 6.2%; and PIMCO Investment Grade Corporate Bond at 6.9%.

Top detractors from performance included: Vanguard FTSE All-World ex-US, which declined -14.2% for the year; iShares S&P MidCap 400 at -1.9%; and Schwab Fundamental Large Company Index at -0.2%.

FUND CHANGES

During the middle of the year, a significant change was made to the investment structure of the Target Retirement Date Funds. The funds were redesigned into a predominately index-based structure, utilizing exchange traded funds for the majority of the underlying holdings, as opposed to traditional "actively managed" funds. As a result, the portfolio experienced a large amount of turnover because we sold a majority of the underlying active fund holdings. We are very excited about the new structure and the flexibility it affords us in managing the fund.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Notes to Management’s Discussion of Fund Performance

1Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

2MEMBERS Capital Advisors, Inc., the then acting fund adviser, reduced its management fee for the Conservative, Moderate, and Aggressive Allocation Funds from June 30, 2006-April 30, 2008. Effective October 1, 2009, Madison contractually agreed to waive a portion of the management fee of the Target Retirement Date 2020, 2030 and 2040 Funds from 0.40% to 0.20%. Effective February 17, 2011, the fee was permanently reduced to 0.20%. On September 1, 2011, shareholders of the Target Retirement Date Funds approved a new fee arrangement which includes an investment advisory fee of 0.25% annualized and a services agreement fee of 0.05% annualized. If the management fees had not been reduced, returns would have been lower.

Morningstar Percentile rankings note: 1st is top, 99th is bottom.

©Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000¨ Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000¨ Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000¨ Index and 30% MSCI EAFE Index. See market indexes descriptions below.

Market Indexes

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2011

Benchmark Descriptions (concluded)

The CBOE BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (ie. holding a long position in and selling covered call options on that position) on the S&P 500 Index.

The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2050 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2050 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition below).

The Russell 1000(R) Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000(R) Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index (see definition below.)

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap(R) Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Ultra Series Fund | December 31, 2011

Conservative Allocation Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.2%
Bond Funds - 64.3%
Franklin Floating Rate Daily Access Fund Advisor Class	1,409,586	$ 12,460,743
Madison Investment Grade Corporate Bond Fund (A)	1,205,357	13,584,375
Madison Mosaic Institutional Bond Fund (A)	1,756,767	19,587,956
MEMBERS Bond Fund Class Y (A)	3,695,022	39,315,033
MEMBERS High Income Fund Class Y (A)	2,807,172	19,285,274
Metropolitan West Total Return Bond Fund	1,158,301	12,011,583
PIMCO Investment Grade Corporate Bond Fund Institutional Class	1,778,720	18,409,755
PIMCO Total Return Fund Institutional Class	1,087,361	11,819,620
		146,474,339
Foreign Bond Funds - 4.8%
Templeton Global Bond Fund Advisor Class	893,260	11,049,620
Foreign Stock Funds - 7.8%
IVA Worldwide Fund	887,677	13,634,715
MEMBERS International Stock Fund Class Y (A)	423,641	4,033,066
		17,667,781
	Shares	Value (Note 2)
Money Market Funds - 1.8%
State Street Institutional U.S. Government Money Market Fund	4,039,780	$ 4,039,780
Stock Funds - 20.5%
Calamos Growth and Income Fund Class I	83,800	2,519,857
Madison Mosaic Disciplined Equity Fund (A)	881,454	11,176,839
MEMBERS Equity Income Fund Class Y (A)	1,388,402	13,425,843
MEMBERS Large Cap Growth Fund Class Y (A)	439,308	6,927,892
MEMBERS Large Cap Value Fund Class Y (A)	1,003,905	12,629,130
		46,679,561
TOTAL INVESTMENTS - 99.2% ( Cost $217,941,007** )		225,911,081
NET OTHER ASSETS AND LIABILITIES - 0.8%		1,723,048
TOTAL NET ASSETS - 100.0%		$227,634,129

**	Aggregate cost for Federal tax purposes was $220,249,404.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Moderate Allocation Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.3%
Bond Funds - 39.5%
Franklin Floating Rate Daily Access Fund Advisor Class	1,830,237	$ 16,179,293
Madison Mosaic Institutional Bond Fund (A)	1,538,367	17,152,797
MEMBERS Bond Fund Class Y (A)	3,954,926	42,080,412
MEMBERS High Income Fund Class Y (A)	4,596,563	31,578,386
Metropolitan West Total Return Bond Fund	2,138,031	22,171,380
PIMCO Investment Grade Corporate Bond Fund Institutional Class	2,126,454	22,008,798
		151,171,066
Foreign Bond Funds - 3.4%
Templeton Global Bond Fund Advisor Class	1,052,207	13,015,806
Foreign Stock Funds – 11.3%
IVA Worldwide Fund	1,477,891	22,700,412
Matthews Asian Growth and Income Fund Institutional Shares	116,808	1,759,133
MEMBERS International Stock Fund Class Y (A)	1,961,026	18,668,968
		43,128,513
Money Market Funds - 2.9%
State Street Institutional U.S. Government Money Market Fund	11,250,762	11,250,762
	Shares	Value (Note 2)
Stock Funds – 42.2%
Calamos Growth and Income Fund Class I	91,865	$ 2,762,369
iShares S&P Global Energy Sector Index Fund ETF	75,663	2,889,570
Madison Mosaic Disciplined Equity Fund (A)	2,379,388	30,170,637
MEMBERS Equity Income Fund Class Y (A)	1,523,183	14,729,182
MEMBERS Large Cap Growth Fund Class Y (A)	1,726,326	27,224,158
MEMBERS Large Cap Value Fund Class Y (A)	2,645,715	33,283,093
MEMBERS Mid Cap Fund Class Y (A) *	1,421,439	9,651,572
MEMBERS Small Cap Fund Class Y (A)	794,942	8,497,933
Yacktman Fund/The	1,843,712	32,283,389
		161,491,903
TOTAL INVESTMENTS - 99.3% ( Cost $360,257,731** )		380,058,050
NET OTHER ASSETS AND LIABILITIES - 0.7%		2,547,977
TOTAL NET ASSETS - 100.0%		$382,606,027

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $367,572,556.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Aggressive Allocation Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%
Bond Funds - 11.7%
MEMBERS High Income Fund Class Y (A)	1,549,510	$ 10,645,136
PIMCO Investment Grade Corporate Bond Fund Institutional Class	489,283	5,064,084
		15,709,220
Foreign Bond Funds - 0.7%
Templeton Global Bond Fund Advisor Class	78,419	970,045
Foreign Stock Funds – 18.3%
IVA Worldwide Fund	998,640	15,339,117
Matthews Asian Growth and Income Fund Institutional Shares	112,406	1,692,838
MEMBERS International Stock Fund Class Y (A)	797,169	7,589,051
		24,621,006
Money Market Funds - 2.6%
State Street Institutional U.S. Government Money Market Fund	3,404,031	3,404,031
	Shares	Value (Note 2)
Stock Funds – 66.5%
Calamos Growth and Income Fund Class I	87,112	$ 2,619,448
Hussman Strategic Growth Fund	689,965	8,576,263
iShares S&P Global Energy Sector Index Fund ETF	89,186	3,406,013
Madison Mosaic Disciplined Equity Fund (A)	1,318,039	16,712,732
MEMBERS Equity Income Fund Class Y (A)	301,130	2,911,930
MEMBERS Large Cap Growth Fund Class Y (A)	821,449	12,954,247
MEMBERS Large Cap Value Fund Class Y (A)	1,238,799	15,584,091
MEMBERS Mid Cap Fund Class Y (A) *	903,562	6,135,187
MEMBERS Small Cap Fund Class Y (A)	374,420	4,002,554
Yacktman Fund/The	940,482	16,467,841
		89,370,306
TOTAL INVESTMENTS - 99.8% ( Cost $124,682,576** )		134,074,608
NET OTHER ASSETS AND LIABILITIES - 0.2%		285,920
TOTAL NET ASSETS - 100.0%		$134,360,528

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $127,520,940.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Money Market Fund Portfolio of Investments
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 80.8%
Fannie Mae (A) - 20.7%
0.026%, 1/3/12	$2,300,000	$ 2,299,997
0.040%, 1/4/12	1,700,000	1,699,994
0.040%, 1/12/12	214,000	213,998
0.015%, 2/1/12	455,000	454,994
0.024%, 2/8/12	1,850,000	1,849,954
0.010%, 2/15/12	295,000	294,996
0.050%, 2/17/12	225,000	224,985
0.030%, 2/22/12	450,000	449,981
0.007%, 2/29/12	4,550,000	4,549,948
0.015%, 3/5/12	900,000	899,976
		12,938,823
Federal Home Loan Bank (A) - 28.7%
0.080%, 1/3/12	100,000	100,000
0.025%, 1/25/12	600,000	599,990
0.030%, 2/3/12	2,700,000	2,699,926
0.012%, 2/10/12	1,100,000	1,099,985
0.023%, 2/15/12	250,000	249,993
0.030%, 2/22/12	500,000	499,978
0.010%, 2/29/12	950,000	949,984
0.011%, 3/2/12	2,000,000	1,999,964
0.015%, 3/7/12	1,200,000	1,199,967
0.025%, 3/12/12	600,000	599,970
0.020%, 3/14/12	2,050,000	2,049,917
0.024%, 3/21/12	3,300,000	3,299,826
0.015%, 3/23/12	1,800,000	1,799,939
0.025%, 3/28/12	850,000	849,949
		17,999,388
Freddie Mac (A) - 22.6%
0.028%, 1/3/12	2,000,000	1,999,997
0.030%, 1/9/12	3,100,000	3,099,979
0.050%, 1/10/12	52,000	51,999
0.001%, 1/23/12	300,000	300,000
0.010%, 1/31/12	300,000	299,998
0.005%, 2/10/12	1,600,000	1,599,991
0.030%, 2/21/12	1,400,000	1,399,940
0.010%, 2/23/12	1,300,000	1,299,981
0.021%, 3/19/12	2,125,000	2,124,905
0.020%, 3/26/12	2,000,000	1,999,906
		14,176,696
	Par Value	Value (Note 2)
U.S. Treasury Bill (A) - 8.8%
0.000%, 1/19/12	$5,500,000	$ 5,500,001
Total U.S. Government and Agency Obligations ( Cost $50,614,908 )		50,614,908
SHORT-TERM INVESTMENTS - 14.4%
Consumer Staples - 4.8%
Coca-Cola Co. (A), 0.122%, 1/13/12	3,000,000	2,999,880
Energy - 4.8%
ConocoPhillips Qatar (A), 0.152%, 1/6/12	3,000,000	2,999,938
Industrials - 4.8%
General Electric Capital Corp. (A), 0.172%, 2/13/12	3,000,000	2,999,391
Total Short-Term Investments ( Cost $8,999,209 )		8,999,209
	Shares
INVESTMENT COMPANIES - 4.9%
State Street Institutional U.S. Government Money Market Fund	3,086,814	3,086,814
Total Investment Companies ( Cost $3,086,814 )		3,086,814
TOTAL INVESTMENTS - 100.1% ( Cost $62,700,931** )		62,700,931
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(40,565)
TOTAL NET ASSETS - 100.0%		$ 62,660,366

**	Aggregate cost for Federal tax purposes was $62,700,931.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.9%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 652,045	$ 661,061
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	3,820,000	3,954,071
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	3,500,000	3,478,311
Total Asset Backed Securities ( Cost $7,989,729 )		8,093,443
CORPORATE NOTES AND BONDS - 27.8%
Consumer Discretionary - 2.3%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	2,500,000	3,536,820
DR Horton Inc., 5.25%, 2/15/15	1,140,000	1,154,250
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	4,400,000	4,974,275
		9,665,345
Consumer Staples - 1.0%
PepsiCo Inc., 4.65%, 2/15/13	1,165,000	1,218,885
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	3,170,000	3,227,890
		4,446,775
Energy - 2.3%
Hess Corp., 7.875%, 10/1/29	2,460,000	3,304,944
Transocean Inc., 6%, 3/15/18	1,400,000	1,430,829
Transocean Inc., 7.5%, 4/15/31	2,310,000	2,397,461
Valero Energy Corp., 7.5%, 4/15/32	2,275,000	2,661,871
		9,795,105
Financials - 4.5%
American General Finance Corp., 5.85%, 6/1/13	2,885,000	2,538,800
Goldman Sachs Group Inc./The, 5.7%, 9/1/12	2,750,000	2,798,416
HCP Inc., 6.7%, 1/30/18	2,725,000	3,029,175
Lehman Brothers Holdings Inc. * (E), 5.75%, 1/3/17	3,135,000	314
Simon Property Group L.P., 5.875%, 3/1/17	1,060,000	1,210,685
Swiss Re Solutions Holding Corp., 7%, 2/15/26	1,250,000	1,446,618
UBS AG, 5.75%, 4/25/18	750,000	777,056
US Bank NA, 6.3%, 2/4/14	2,000,000	2,195,196
Wells Fargo & Co., 5.25%, 10/23/12	2,735,000	2,830,936
Western Union Co./The, 5.93%, 10/1/16	2,065,000	2,326,761
		19,153,957
Health Care - 4.9%
Eli Lilly & Co., 6.57%, 1/1/16	2,600,000	3,082,453
Genentech Inc., 5.25%, 7/15/35	1,740,000	2,056,600
	Par Value	Value (Note 2)
Medco Health Solutions Inc., 7.25%, 8/15/13	$3,450,000	$ 3,727,456
Merck & Co. Inc., 5.75%, 11/15/36	3,960,000	4,998,459
Quest Diagnostics Inc., 5.45%, 11/1/15	3,500,000	3,957,866
Wyeth, 6.5%, 2/1/34	2,370,000	3,206,034
		21,028,868
Industrials - 4.4%
Boeing Co./The, 8.625%, 11/15/31	760,000	1,147,070
Boeing Co./The, 6.875%, 10/15/43	1,380,000	1,935,947
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	2,925,000	3,909,166
EI du Pont de Nemours & Co., 5%, 1/15/13	195,000	203,404
General Electric Capital Corp., MTN, 3.35%, 10/17/16	3,200,000	3,332,477
Lockheed Martin Corp., 7.65%, 5/1/16	1,450,000	1,773,051
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,464,730
Norfolk Southern Corp., 7.05%, 5/1/37	1,400,000	1,961,928
Waste Management Inc., 7.125%, 12/15/17	2,465,000	2,972,087
		18,699,860
Information Technology - 0.7%
Cisco Systems Inc., 5.5%, 2/22/16	2,400,000	2,792,952
Materials - 1.3%
Westvaco Corp., 8.2%, 1/15/30	2,250,000	2,558,149
Weyerhaeuser Co., 7.375%, 3/15/32	3,000,000	3,148,896
		5,707,045
Telecommunication Services - 1.8%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	3,080,000	4,388,686
Rogers Communications Inc. (F), 6.25%, 6/15/13	3,000,000	3,211,248
		7,599,934
Utilities - 4.6%
Indianapolis Power & Light Co. (C) (D), 6.05%, 10/1/36	3,445,000	4,141,255
Interstate Power & Light Co., 6.25%, 7/15/39	2,925,000	3,860,883
Sierra Pacific Power Co., Series M, 6%, 5/15/16	3,250,000	3,770,208
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	2,165,000	2,422,272
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	1,165,000	1,210,090
Wisconsin Electric Power Co., 6.5%, 6/1/28	3,000,000	3,954,237
		19,358,945
Total Corporate Notes and Bonds ( Cost $109,085,481 )		118,248,786

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 20.1%
Fannie Mae - 16.8%
4%, 4/1/15 Pool # 255719	$ 724,979	$ 764,955
5.5%, 4/1/16 Pool # 745444	1,080,164	1,173,776
6%, 5/1/16 Pool # 582558	66,712	72,151
5.5%, 9/1/17 Pool # 657335	190,947	207,553
5.5%, 2/1/18 Pool # 673194	430,361	467,788
5%, 5/1/20 Pool # 813965	1,685,195	1,830,171
4.5%, 9/1/20 Pool # 835465	1,360,966	1,455,558
6%, 5/1/21 Pool # 253847	193,841	213,535
7%, 12/1/29 Pool # 762813	118,341	135,559
7%, 11/1/31 Pool # 607515	84,556	98,318
6.5%, 3/1/32 Pool # 631377	228,892	261,183
7%, 4/1/32 Pool # 641518	4,988	5,782
7%, 5/1/32 Pool # 644591	145,174	168,803
6.5%, 6/1/32 Pool # 545691	1,489,619	1,691,701
5.5%, 4/1/33 Pool # 690206	2,385,337	2,607,556
5%, 10/1/33 Pool # 254903	2,949,911	3,190,156
5.5%, 11/1/33 Pool # 555880	2,481,961	2,713,182
5%, 5/1/34 Pool # 782214	74,361	80,417
5%, 6/1/34 Pool # 778891	747,116	807,962
5.5%, 6/1/34 Pool # 780384	2,900,406	3,168,795
7%, 7/1/34 Pool # 792636	81,393	93,725
5.5%, 8/1/34 Pool # 793647	321,032	353,246
5.5%, 3/1/35 Pool # 810075	1,513,958	1,653,107
5.5%, 3/1/35 Pool # 815976	1,626,879	1,780,473
5.5%, 7/1/35 Pool # 825283	1,786,548	1,955,216
5%, 8/1/35 Pool # 829670	2,286,374	2,471,865
5.5%, 8/1/35 Pool # 826872	813,509	890,312
5%, 9/1/35 Pool # 820347	2,234,824	2,470,606
5%, 9/1/35 Pool # 835699	2,029,012	2,243,081
5%, 10/1/35 Pool # 797669	3,277,270	3,606,649
5.5%, 10/1/35 Pool # 836912	359,880	392,957
5%, 11/1/35 Pool # 844809	1,817,750	1,965,223
5%, 12/1/35 Pool # 850561	1,828,818	1,977,188
5.5%, 2/1/36 Pool # 851330	698,360	764,292
5.5%, 10/1/36 Pool # 896340	631,641	691,274
5.5%, 10/1/36 Pool # 901723	3,198,743	3,489,741
6.5%, 10/1/36 Pool # 894118	1,852,920	2,085,758
6%, 11/1/36 Pool # 902510	2,847,616	3,180,532
5.5%, 2/1/37 Pool # 905140	2,334,808	2,566,547
5.5%, 5/1/37 Pool # 899323	1,671,306	1,829,094
5.5%, 5/1/37 Pool # 928292	1,387,114	1,526,307
6%, 10/1/37 Pool # 947563	2,571,407	2,872,031
5.5%, 7/1/38 Pool # 986973	2,487,759	2,731,958
5%, 8/1/38 Pool # 988934	3,173,198	3,450,965
6.5%, 8/1/38 Pool # 987711	3,005,869	3,361,043
		71,518,091
	Par Value	Value (Note 2)
Freddie Mac - 3.2%
5%, 5/1/18 Pool # E96322	$1,071,919	$ 1,154,421
8%, 6/1/30 Pool # C01005	64,464	77,981
7%, 3/1/31 Pool # C48129	224,419	257,635
5%, 7/1/33 Pool # A11325	1,991,946	2,180,628
6%, 10/1/34 Pool # A28439	469,217	520,627
6%, 10/1/34 Pool # A28598	266,206	295,373
5.5%, 11/1/34 Pool # A28282	3,606,903	3,977,302
5%, 4/1/35 Pool # A32314	431,375	472,236
5%, 4/1/35 Pool # A32315	843,119	927,197
5%, 4/1/35 Pool # A32316	956,606	1,052,002
5%, 4/1/35 Pool # A32509	277,870	305,580
5%, 1/1/37 Pool # A56371	2,256,572	2,428,715
		13,649,697
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	41,711	44,972
6.5%, 2/20/29 Pool # 2714	158,549	181,355
6.5%, 4/20/31 Pool # 3068	118,969	136,082
		362,409
Total Mortgage Backed Securities ( Cost $77,498,413 )		85,530,197
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 45.5%
Fannie Mae - 1.6%
5.250%, 8/1/12	2,400,000	2,466,374
4.625%, 10/15/14	3,905,000	4,339,006
		6,805,380
Federal Farm Credit Bank - 1.2%
5.875%, 10/3/16	4,000,000	4,856,044
Freddie Mac - 2.0%
4.875%, 11/15/13	2,500,000	2,708,170
4.500%, 1/15/14	5,500,000	5,939,846
		8,648,016
U.S. Treasury Bonds - 3.9%
6.625%, 2/15/27	7,350,000	11,309,813
4.500%, 5/15/38	4,000,000	5,271,248
		16,581,061
U.S. Treasury Notes - 36.8%
1.375%, 2/15/12	11,400,000	11,417,807
4.625%, 2/29/12	6,425,000	6,470,926
1.375%, 5/15/12	2,625,000	2,637,818
4.875%, 6/30/12	6,000,000	6,141,564
3.625%, 5/15/13	4,000,000	4,185,624
3.125%, 8/31/13	2,710,000	2,839,148
4.000%, 2/15/14	9,500,000	10,245,161
4.250%, 8/15/14	11,200,000	12,337,494

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.375%, 9/30/14	$3,600,000	$ 3,798,281
2.625%, 12/31/14	20,000,000	21,331,240
2.500%, 3/31/15	1,750,000	1,865,937
4.250%, 8/15/15	8,900,000	10,085,507
3.250%, 12/31/16	8,000,000	8,932,496
3.125%, 1/31/17	4,000,000	4,446,248
2.375%, 7/31/17	4,000,000	4,299,064
4.250%, 11/15/17	9,100,000	10,748,665
2.750%, 2/15/19	16,750,000	18,345,169
3.375%, 11/15/19	8,000,000	9,119,376
2.625%, 11/15/20	6,500,000	6,997,653
		156,245,178
Total U.S. Government and Agency Obligations ( Cost $177,109,063 )		193,135,679
	Shares
INVESTMENT COMPANIES - 2.4%
State Street Institutional U.S. Government Money Market Fund	10,208,997	10,208,997
Total Investment Companies ( Cost $10,208,997 )		10,208,997
TOTAL INVESTMENTS - 97.7% ( Cost $381,891,683** )		415,217,102
NET OTHER ASSETS AND LIABILITIES - 2.3%		9,882,100
TOTAL NET ASSETS - 100.0%		$425,099,202

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $381,928,737.
(A)
Stated interest rate is contingent upon sufficient collateral market value.  If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2011.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(D)	Illiquid security (See Note 2).
(E)	In default. Issuer is bankrupt.
(F)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.76% of total net assets.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 94.6%
Consumer Discretionary - 29.3%
Auto Components - 1.9%
American Axle & Manufacturing Inc., 7.875%, 3/1/17	$ 750,000	$ 742,500
Tenneco Inc., 8.125%, 11/15/15	350,000	364,000
Tenneco Inc., 6.875%, 12/15/20	625,000	640,625
		1,747,125
Automobiles - 1.1%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	1,000,000	1,042,208
Consumer Finance - 0.1%
Ally Financial Inc. (A), 7.5%, 9/15/20	150,000	151,500
Hotels, Restaurants & Leisure - 4.1%
Ameristar Casinos Inc., 7.5%, 4/15/21	500,000	515,000
Boyd Gaming Corp., 7.125%, 2/1/16	50,000	43,250
Felcor Lodging L.P., 6.75%, 6/1/19	750,000	720,000
Isle of Capri Casinos Inc., 7%, 3/1/14	1,000,000	935,000
Pinnacle Entertainment Inc., 8.625%, 8/1/17	500,000	528,750
Pinnacle Entertainment Inc., 8.75%, 5/15/20	300,000	294,000
Scientific Games International Inc. (A), 7.875%, 6/15/16	750,000	759,375
		3,795,375
Household Durables - 1.7%
Griffon Corp., 7.125%, 4/1/18	500,000	495,000
Jarden Corp., 7.5%, 5/1/17	500,000	530,000
Spectrum Brands Holdings Inc., 9.5%, 6/15/18	500,000	546,875
		1,571,875
Media - 15.8%
Allbritton Communications Co., 8%, 5/15/18	950,000	942,875
Belo Corp., 8%, 11/15/16	500,000	542,500
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	265,000
Cablevision Systems Corp., 8%, 4/15/20	250,000	268,125
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 8.125%, 4/30/20	1,000,000	1,095,000
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	759,375
Cequel Communications Holdings I LLC and Cequel Capital Corp. (A), 8.625%, 11/15/17	900,000	954,000
CSC Holdings LLC (A), 6.75%, 11/15/21	500,000	526,250
Cumulus Media Inc. (A), 7.75%, 5/1/19	650,000	576,875
DISH DBS Corp., 6.75%, 6/1/21	925,000	996,687
EH Holding Corp. (A), 6.5%, 6/15/19	500,000	521,250
EH Holding Corp. (A), 7.625%, 6/15/21	750,000	787,500
Gray Television Inc., 10.5%, 6/29/15	700,000	661,500
Intelsat Jackson Holdings S.A. (B), 9.5%, 6/15/16	100,000	104,500
Intelsat Luxembourg S.A. (B), 11.25%, 2/4/17	550,000	532,125
	Par Value	Value (Note 2)
Intelsat Luxembourg S.A., PIK (A) (B), 11.5%, 2/4/17	$ 375,000	$ 361,875
Lamar Media Corp., 6.625%, 8/15/15	250,000	255,000
Lamar Media Corp., Series C, 6.625%, 8/15/15	500,000	508,750
LIN Television Corp., 6.5%, 5/15/13	574,000	574,718
Mediacom Broadband LLC / Mediacom Broadband Corp., 8.5%, 10/15/15	500,000	515,000
Nielsen Finance LLC / Nielsen Finance Co., 7.75%, 10/15/18	500,000	540,000
Quebecor Media Inc. (B), 7.75%, 3/15/16	500,000	513,750
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (A) (B), 8.125%, 12/1/17	750,000	792,187
Viasat Inc., 8.875%, 9/15/16	500,000	512,500
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	525,000
		14,632,342
Specialty Retail - 2.9%
Ltd. Brands Inc., 6.9%, 7/15/17	250,000	269,375
Michaels Stores Inc., 11.375%, 11/1/16	600,000	635,940
Penske Automotive Group Inc., 7.75%, 12/15/16	1,000,000	1,025,000
Yankee Acquisition Corp., Series B, 8.5%, 2/15/15	750,000	757,500
		2,687,815
Textiles, Apparel & Luxury Goods - 1.7%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	253,750
Iconix Brand Group Inc. (C), 1.875%, 6/30/12	550,000	541,750
Iconix Brand Group Inc. (A), 2.5%, 6/1/16	250,000	236,563
Levi Strauss & Co., 7.625%, 5/15/20	500,000	510,625
		1,542,688
Consumer Staples - 8.3%
ACCO Brands Corp., 10.625%, 3/15/15	250,000	278,125
ACCO Brands Corp., 7.625%, 8/15/15	500,000	510,000
Central Garden and Pet Co., 8.25%, 3/1/18	500,000	490,000
Del Monte Corp., 7.625%, 2/15/19	500,000	480,000
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	208,500
Ingles Markets Inc., 8.875%, 5/15/17	750,000	811,875
NBTY Inc., 9%, 10/1/18	1,000,000	1,100,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (A), 9.25%, 4/1/15	1,000,000	1,026,250
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (A), 8.25%, 9/1/17	500,000	520,000
Sealy Mattress Co., 8.25%, 6/15/14	250,000	247,500
Stater Brothers Holdings, 7.75%, 4/15/15	500,000	513,125
SUPERVALU Inc., 7.5%, 11/15/14	500,000	508,750
SUPERVALU Inc., 8%, 5/1/16	500,000	516,250
Tops Markets LLC (A), 10.125%, 10/15/15	500,000	522,500
		7,732,875

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
Energy - 8.4%
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	$ 500,000	$ 497,500
Chaparral Energy Inc., 8.875%, 2/1/17	500,000	517,500
Chaparral Energy Inc. (A), 8.25%, 9/1/21	500,000	506,250
Complete Production Services Inc., 8%, 12/15/16	750,000	780,000
Continental Resources Inc., 8.25%, 10/1/19	250,000	275,000
Copano Energy LLC / Copano Energy Finance Corp., 7.125%, 4/1/21	550,000	555,500
Exterran Holdings Inc., 7.25%, 12/1/18	500,000	475,000
Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	488,000	472,140
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	150,000	156,000
Helix Energy Solutions Group Inc. (C), 3.25%, 12/15/25	750,000	751,875
Inergy L.P. / Inergy Finance Corp., 6.875%, 8/1/21	366,000	367,830
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.75%, 11/1/20	500,000	523,750
Precision Drilling Corp. (A) (B), 6.5%, 12/15/21	350,000	357,000
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	531,250
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.5%, 7/15/21	750,000	780,000
Unit Corp., 6.625%, 5/15/21	250,000	250,000
		7,796,595
Financials - 3.7%
CIT Group Inc. (A), 7%, 5/2/16	600,000	599,250
CIT Group Inc. (A), 7%, 5/2/17	750,000	749,063
MPT Operating Partnership L.P. / MPT Finance Corp., 6.875%, 5/1/21	500,000	495,625
Nuveen Investments Inc., 10.5%, 11/15/15	1,000,000	992,500
Trans Union LLC / TransUnion Financing Corp. (A), 11.375%, 6/15/18	500,000	571,250
		3,407,688
Health Care - 7.9%
AMGH Merger Sub Inc. (A), 9.25%, 11/1/18	830,000	854,900
Biomet Inc., 10%, 10/15/17	250,000	270,000
Biomet Inc., 11.625%, 10/15/17	750,000	813,750
DaVita Inc., 6.375%, 11/1/18	500,000	511,875
Endo Pharmaceuticals Holdings Inc., 7%, 12/15/20	500,000	531,250
Endo Pharmaceuticals Holdings Inc., 7.25%, 1/15/22	500,000	531,875
HCA Inc., 6.5%, 2/15/20	500,000	518,750
HCA Inc., 7.5%, 2/15/22	650,000	664,625
Hologic Inc. (C) (D), 2%, 12/15/37	150,000	143,063
	Par Value	Value (Note 2)
Multiplan Inc. (A), 9.875%, 9/1/18	$ 250,000	$ 260,000
Tenet Healthcare Corp., 9.25%, 2/1/15	150,000	157,687
Tenet Healthcare Corp. (A), 6.25%, 11/1/18	250,000	254,375
Tenet Healthcare Corp., 8%, 8/1/20	850,000	851,062
Valeant Pharmaceuticals International (A), 6.75%, 10/1/17	1,000,000	998,750
		7,361,962
Industrials - 14.4%
Affinion Group Inc. (E), 11.5%, 10/15/15	750,000	654,375
ARAMARK Corp., 8.5%, 2/1/15	1,000,000	1,025,000
ARAMARK Holdings Corp., PIK (A), 8.625%, 5/1/16	500,000	515,000
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 8.25%, 1/15/19	500,000	496,250
Bristow Group Inc., 7.5%, 9/15/17	750,000	780,000
FTI Consulting Inc., 7.75%, 10/1/16	750,000	776,250
Gulfmark Offshore Inc. (D) (E), 7.75%, 7/15/14	255,000	255,000
Hertz Corp./The, 8.875%, 1/1/14	46,000	46,230
Hornbeck Offshore Services Inc., Series B, 6.125%, 12/1/14	695,000	699,344
Mac-Gray Corp., 7.625%, 8/15/15	333,000	340,909
Moog Inc., 7.25%, 6/15/18	500,000	527,500
RBS Global Inc. / Rexnord LLC, 8.5%, 5/1/18	300,000	318,000
RR Donnelley & Sons Co., 7.25%, 5/15/18	1,200,000	1,164,000
RSC Equipment Rental Inc. / RSC Holdings III LLC, 9.5%, 12/1/14	730,000	750,075
RSC Equipment Rental Inc. / RSC Holdings III LLC (A), 8.25%, 2/1/21	175,000	177,187
ServiceMaster Co./The, PIK (A), 10.75%, 7/15/15	1,000,000	1,035,000
Terex Corp., 8%, 11/15/17	500,000	490,000
Tomkins LLC / Tomkins Inc., 9%, 10/1/18	900,000	997,875
Trinity Industries Inc. (C), 3.875%, 6/1/36	850,000	830,875
United Rentals North America Inc., 10.875%, 6/15/16	250,000	277,500
United Rentals North America Inc., 8.375%, 9/15/20	150,000	146,250
West Corp./Old, 11%, 10/15/16	1,000,000	1,052,500
		13,355,120
Information Technology - 4.7%
Advanced Micro Devices Inc. (C), 6%, 5/1/15	77,000	75,171
Advanced Micro Devices Inc., 8.125%, 12/15/17	550,000	570,625
Advanced Micro Devices Inc., 7.75%, 8/1/20	500,000	513,750
General Cable Corp. (C), 0.875%, 11/15/13	325,000	299,000
Level 3 Financing Inc., 9.25%, 11/1/14	900,000	920,250
Linear Technology Corp., Series A (C), 3%, 5/1/27	225,000	229,782
SunGard Data Systems Inc., 10.25%, 8/15/15	700,000	725,375

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Information Technology (continued)
SunGard Data Systems Inc. (A), 7.375%, 11/15/18	$ 500,000	$ 511,875
Syniverse Holdings Inc., 9.125%, 1/15/19	500,000	527,500
		4,373,328
Materials - 8.2%
Alpha Natural Resources Inc., 6.25%, 6/1/21	1,250,000	1,212,500
Arch Coal Inc. (A), 7.25%, 6/15/21	300,000	308,250
Calcipar S.A. (A) (B), 6.875%, 5/1/18	500,000	450,000
Ferro Corp., 7.875%, 8/15/18	500,000	502,500
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	750,000	757,500
Graham Packaging Co. L.P. / GPC Capital Corp. I, 9.875%, 10/15/14	225,000	228,656
Graphic Packaging International Inc., 9.5%, 6/15/17	350,000	383,250
Huntsman International LLC, 5.5%, 6/30/16	500,000	490,000
JMC Steel Group (A), 8.25%, 3/15/18	1,000,000	975,000
Owens-Brockway Glass Container Inc. (A), 3%, 6/1/15	50,000	46,500
Peabody Energy Corp. (A), 6.25%, 11/15/21	500,000	517,500
Polymer Group Inc. (A), 7.75%, 2/1/19	500,000	517,500
Reynolds Group Holdings Ltd. (A), 8.25%, 2/15/21	500,000	442,500
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 9.25%, 5/15/18	250,000	239,375
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 9%, 4/15/19	250,000	237,500
Sealed Air Corp. (A), 8.375%, 9/15/21	250,000	276,250
		7,584,781
Telecommunication Services - 6.5%
Avaya Inc., 9.75%, 11/1/15	650,000	585,000
CommScope Inc. (A), 8.25%, 1/15/19	500,000	500,000
Crown Castle International Corp., 7.125%, 11/1/19	150,000	162,000
Equinix Inc., 7%, 7/15/21	500,000	527,500
Nextel Communications Inc., Series E, 6.875%, 10/31/13	1,000,000	995,000
Qwest Communications International Inc., Series B, 7.5%, 2/15/14	500,000	501,887
Qwest Communications International Inc. (D), 7.5%, 2/15/14	500,000	501,888
tw telecom holdings, Inc., 8%, 3/1/18	500,000	532,500
Wind Acquisition Finance S.A. (A) (B), 11.75%, 7/15/17	125,000	111,875
	Par Value	Value (Note 2)
Windstream Corp., 7.875%, 11/1/17	$ 250,000	$ 270,625
Windstream Corp., 7%, 3/15/19	250,000	252,500
Windstream Corp., 7.75%, 10/15/20	1,000,000	1,033,750
		5,974,525
Utilities - 3.2%
AES Corp./The, 8%, 6/1/20	500,000	550,000
Calpine Corp. (A), 7.25%, 10/15/17	1,000,000	1,050,000
GenOn Energy Inc., 7.875%, 6/15/17	400,000	386,000
Mirant Americas Generation LLC, 8.5%, 10/1/21	500,000	466,250
NRG Energy Inc. (A), 8.25%, 9/1/20	475,000	477,375
		2,929,625
Total Corporate Notes and Bonds ( Cost $85,112,377 )		87,687,427
	Shares
PREFERRED STOCK - 0.6%
Information Technology - 0.6%
Lucent Technologies Capital Trust I (E)	900	552,600
Total Preferred Stocks ( Cost $884,250 )		552,600
INVESTMENT COMPANIES - 3.2%
State Street Institutional U.S. Government Money Market Fund	2,983,122	2,983,122
Total Investment Companies ( Cost $2,983,122 )		2,983,122
TOTAL INVESTMENTS - 98.4% ( Cost $88,979,749** )		91,223,149
NET OTHER ASSETS AND LIABILITIES - 1.6%		1,452,133
TOTAL NET ASSETS - 100.0%		$92,675,282

**	Aggregate cost for Federal tax purposes was $89,148,883.
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 4.30% of total net assets.
(C)	Convertible.
(D)	Floating rate or variable rate note. Rate shown is as of December 31, 2011.
(E)	Illiquid security (See Note 2).
PIK	Payment in Kind.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Diversified Income Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 51.7%
Consumer Discretionary - 3.5%
McDonald’s Corp.	35,000	$ 3,511,550
Omnicom Group Inc.	71,500	3,187,470
Target Corp.	67,000	3,431,740
Time Warner Inc.	105,000	3,794,700
		13,925,460
Consumer Staples - 7.9%
Altria Group Inc.	91,000	2,698,150
Coca-Cola Co./The	46,500	3,253,605
Diageo PLC, ADR	30,000	2,622,600
Kraft Foods Inc., Class A	66,518	2,485,112
Nestle S.A., ADR	42,000	2,423,820
PepsiCo Inc.	91,000	6,037,850
Philip Morris International Inc.	31,000	2,432,880
Procter & Gamble Co./The	74,000	4,936,540
Sysco Corp.	82,000	2,405,060
Wal-Mart Stores Inc.	40,000	2,390,400
		31,686,017
Energy - 5.9%
Chevron Corp.	95,000	10,108,000
ConocoPhillips	128,000	9,327,360
Ensco PLC, ADR	92,000	4,316,640
		23,752,000
Financials - 8.6%
Axis Capital Holdings Ltd.	110,500	3,531,580
Bank of New York Mellon Corp./The	109,100	2,172,181
BlackRock Inc.	20,000	3,564,800
M&T Bank Corp.	36,000	2,748,240
Northern Trust Corp.	58,500	2,320,110
PartnerRe Ltd.	54,000	3,467,340
Travelers Cos. Inc./The	126,000	7,455,420
US Bancorp	177,000	4,787,850
Wells Fargo & Co.	167,000	4,602,520
		34,650,041
Health Care - 8.2%
Johnson & Johnson	113,000	7,410,540
Medtronic Inc.	130,000	4,972,500
Merck & Co. Inc.	222,000	8,369,400
Novartis AG, ADR	41,000	2,343,970
Pfizer Inc.	452,019	9,781,691
		32,878,101
Industrials - 6.5%
3M Co.	66,000	5,394,180
Boeing Co./The	42,500	3,117,375
Emerson Electric Co.	48,000	2,236,320
Illinois Tool Works Inc.	71,000	3,316,410
	Shares	Value (Note 2)
Lockheed Martin Corp.	45,000	$ 3,640,500
Norfolk Southern Corp.	37,000	2,695,820
United Parcel Service Inc., Class B	49,000	3,586,310
Waste Management Inc.	72,000	2,355,120
		26,342,035
Information Technology - 6.5%
Broadridge Financial Solutions Inc.	146,000	3,292,300
Intel Corp.	300,000	7,275,000
International Business Machines Corp.	12,200	2,243,336
Linear Technology Corp.	90,000	2,702,700
Microsoft Corp.	297,000	7,710,120
Paychex Inc.	105,000	3,161,550
		26,385,006
Materials - 0.8%
Air Products & Chemicals Inc.	40,000	3,407,600
Telecommunication Service - 1.9%
AT&T Inc.	255,015	7,711,654
Utilities - 1.9%
Exelon Corp.	107,000	4,640,590
FirstEnergy Corp.	67,000	2,968,100
		7,608,690
Total Common Stocks ( Cost $180,769,219 )		208,346,604
	Par Value
ASSET BACKED SECURITIES - 0.7%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 599,648	607,940
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	2,045,000	2,116,774
Total Asset Backed Securities ( Cost $2,660,891 )		2,724,714
CORPORATE NOTES AND BONDS - 17.0%
Consumer Discretionary - 1.8%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	2,000,000	2,829,456
DR Horton Inc., 5.25%, 2/15/15	515,000	521,438
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	1,850,000	2,091,456
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	1,600,000	1,720,000
		7,162,350
Consumer Staples - 1.1%
Kraft Foods Inc., 6.5%, 11/1/31	2,025,000	2,517,486
PepsiCo Inc., 4.65%, 2/15/13	620,000	648,677
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	1,310,000	1,333,923
		4,500,086

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Diversified Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Energy - 1.3%
ConocoPhillips, 6.65%, 7/15/18	$1,500,000	$ 1,870,561
Hess Corp., 7.875%, 10/1/29	1,150,000	1,544,994
Transocean Inc., 6%, 3/15/18	750,000	766,516
Transocean Inc., 7.5%, 4/15/31	1,030,000	1,068,998
		5,251,069
Financials - 3.3%
American General Finance Corp., 5.85%, 6/1/13	1,115,000	981,200
HCP Inc., 6.7%, 1/30/18	1,450,000	1,611,855
Lehman Brothers Holdings Inc. * (E), 5.75%, 1/3/17	1,735,000	173
National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 3/1/12	1,600,000	1,616,824
Nationwide Health Properties Inc., Series D, 8.25%, 7/1/12	2,400,000	2,446,994
Simon Property Group L.P., 5.875%, 3/1/17	530,000	605,343
Swiss Re Solutions Holding Corp., 7%, 2/15/26	1,000,000	1,157,294
US Bank NA, 6.3%, 2/4/14	2,000,000	2,195,196
Wells Fargo & Co., 5.25%, 10/23/12	1,450,000	1,500,862
Western Union Co./The, 5.93%, 10/1/16	935,000	1,053,522
		13,169,263
Health Care - 3.3%
Amgen Inc., 5.85%, 6/1/17	3,950,000	4,542,500
Eli Lilly & Co., 6.57%, 1/1/16	1,200,000	1,422,671
Genentech Inc., 5.25%, 7/15/35	740,000	874,646
Medco Health Solutions Inc., 7.25%, 8/15/13	1,550,000	1,674,654
Merck & Co. Inc., 5.75%, 11/15/36	1,320,000	1,666,153
Quest Diagnostics Inc., 5.45%, 11/1/15	1,500,000	1,696,228
Wyeth, 6.5%, 2/1/34	1,100,000	1,488,033
		13,364,885
Industrials - 2.0%
Boeing Co./The, 8.625%, 11/15/31	350,000	528,256
Boeing Co./The, 6.875%, 10/15/43	620,000	869,773
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	1,365,000	1,824,277
EI du Pont de Nemours & Co., 5%, 1/15/13	103,000	107,439
Lockheed Martin Corp., 7.65%, 5/1/16	780,000	953,779
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	1,105,479
Norfolk Southern Corp., 7.05%, 5/1/37	1,050,000	1,471,446
Waste Management Inc., 7.125%, 12/15/17	1,150,000	1,386,572
		8,247,021
Information Technology - 0.3%
Cisco Systems Inc., 5.5%, 2/22/16	960,000	1,117,181
Materials - 0.3%
Westvaco Corp., 8.2%, 1/15/30	1,025,000	1,165,379
	Par Value	Value (Note 2)
Telecommunication Services - 1.0%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	$1,780,000	$ 2,536,318
Rogers Communications Inc. (D), 6.25%, 6/15/13	1,315,000	1,407,597
		3,943,915
Utilities - 2.6%
Indianapolis Power & Light Co. (B) (C), 6.05%, 10/1/36	1,555,000	1,869,275
Interstate Power & Light Co., 6.25%, 7/15/39	1,365,000	1,801,745
Nevada Power Co., Series R, 6.75%, 7/1/37	1,600,000	2,183,734
Sierra Pacific Power Co., Series M, 6%, 5/15/16	474,000	549,870
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	835,000	934,225
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	620,000	643,997
Westar Energy Inc., 6%, 7/1/14	2,400,000	2,631,461
		10,614,307
Total Corporate Notes and Bonds ( Cost $62,578,513 )		68,535,456
MORTGAGE BACKED SECURITIES - 8.8%
Fannie Mae - 7.5%
4%, 4/1/15 Pool # 255719	340,366	359,134
5.5%, 4/1/16 Pool # 745444	417,437	453,614
6%, 5/1/16 Pool # 582558	122,305	132,276
5%, 12/1/17 Pool # 672243	905,628	978,161
4.5%, 9/1/20 Pool # 835465	836,659	894,810
6%, 5/1/21 Pool # 253847	164,909	181,664
7%, 12/1/29 Pool # 762813	55,420	63,483
7%, 11/1/31 Pool # 607515	84,556	98,318
7%, 4/1/32 Pool # 641518	2,671	3,096
7%, 5/1/32 Pool # 644591	79,812	92,802
5.5%, 10/1/33 Pool # 254904	789,277	862,806
5.5%, 11/1/33 Pool # 555880	2,481,961	2,713,182
5%, 5/1/34 Pool # 780890	2,789,361	3,016,531
7%, 7/1/34 Pool # 792636	38,958	44,860
5.5%, 8/1/34 Pool # 793647	310,149	341,272
5.5%, 3/1/35 Pool # 815976	1,578,433	1,727,454
5.5%, 7/1/35 Pool # 825283	742,742	812,864
5.5%, 8/1/35 Pool # 826872	356,981	390,683
5%, 9/1/35 Pool # 820347	913,383	1,009,749
5%, 9/1/35 Pool # 835699	849,320	938,927
5%, 10/1/35 Pool # 797669	1,026,615	1,129,794
5.5%, 10/1/35 Pool # 836912	786,419	858,699
5%, 12/1/35 Pool # 850561	765,043	827,110
5.5%, 12/1/35 Pool # 844583	1,875,431	2,052,491
5.5%, 2/1/36 Pool # 851330	313,661	343,273
5.5%, 9/1/36 Pool # 831820	1,770,990	1,972,503

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Diversified Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)
Fannie Mae (continued)
6%, 9/1/36 Pool # 831741	$ 645,282	$ 713,095
5.5%, 10/1/36 Pool # 896340	284,195	311,026
5.5%, 10/1/36 Pool # 901723	1,199,528	1,308,653
5.5%, 12/1/36 Pool # 902853	1,574,674	1,729,244
5.5%, 12/1/36 Pool # 903059	1,415,115	1,565,963
5.5%, 12/1/36 Pool # 907512	992,052	1,085,712
5.5%, 12/1/36 Pool # 907635	1,192,801	1,309,700
		30,322,949
Freddie Mac - 1.3%
8%, 6/1/30 Pool # C01005	51,571	62,385
6.5%, 1/1/32 Pool # C62333	176,201	201,012
5%, 7/1/33 Pool # A11325	1,991,946	2,180,628
6%, 10/1/34 Pool # A28439	217,608	241,450
6%, 10/1/34 Pool # A28598	123,458	136,985
5%, 4/1/35 Pool # A32314	233,272	255,369
5%, 4/1/35 Pool # A32315	376,490	414,035
5%, 4/1/35 Pool # A32316	328,832	361,624
5%, 4/1/35 Pool # A32509	184,546	202,949
5%, 1/1/37 Pool # A56371	1,128,286	1,214,357
		5,270,794
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	97,975	112,067
Total Mortgage Backed Securities ( Cost $32,458,638 )		35,705,810
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.4%
U.S. Treasury Bond - 1.2%
6.625%, 2/15/27	3,270,000	5,031,713
U.S. Treasury Notes - 15.2%
1.375%, 2/15/12	1,125,000	1,126,757
4.625%, 2/29/12	3,400,000	3,424,303
1.375%, 5/15/12	1,312,000	1,318,406
4.000%, 11/15/12	2,500,000	2,583,300
1.375%, 1/15/13	4,000,000	4,049,688
3.625%, 5/15/13	1,980,000	2,071,884
3.125%, 8/31/13	1,175,000	1,230,996
4.000%, 2/15/14	4,810,000	5,187,287
	Par Value	Value (Note 2)
4.250%, 8/15/14	$4,965,000	$ 5,469,255
2.375%, 9/30/14	1,400,000	1,477,109
2.500%, 3/31/15	795,000	847,669
4.500%, 2/15/16	3,550,000	4,104,411
3.250%, 12/31/16	2,500,000	2,791,405
3.125%, 1/31/17	2,000,000	2,223,124
2.375%, 7/31/17	2,000,000	2,149,532
4.250%, 11/15/17	9,100,000	10,748,665
2.750%, 2/15/19	1,300,000	1,423,804
3.375%, 11/15/19	1,000,000	1,139,922
2.625%, 11/15/20	7,400,000	7,966,559
		61,334,076
Total U.S. Government and Agency Obligations ( Cost $61,721,978 )		66,365,789
	Shares
INVESTMENT COMPANIES - 4.1%
State Street Institutional U.S. Government Money Market Fund	16,337,132	16,337,132
Total Investment Companies ( Cost $16,337,132 )		16,337,132
TOTAL INVESTMENTS - 98.7% ( Cost $356,526,371** )		398,015,505
NET OTHER ASSETS AND LIABILITIES - 1.3%		5,195,929
TOTAL NET ASSETS - 100.0%		$403,211,434

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $357,376,060.
(A)
Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(B)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.8% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Equity Income Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCK - 92.8%***
Consumer Discretionary - 12.9%
American Eagle Outfitters Inc.	4,200	$ 64,218
Best Buy Co. Inc.	1,500	35,055
CarMax Inc.*	2,500	76,200
Kohl’s Corp.	1,500	74,025
Staples Inc.	3,500	48,615
Target Corp.	1,600	81,952
		380,065
Energy - 14.7%
Apache Corp.	1,000	90,580
Canadian Natural Resources Ltd.	2,000	74,740
Noble Corp.*	2,000	60,440
Petroleo Brasileiro S.A., ADR	2,700	67,095
Schlumberger Ltd.	1,500	102,465
Southwestern Energy Co.*	1,200	38,328
		433,648
Financials - 16.6%
Bank of New York Mellon Corp./The	3,500	69,685
Franklin Resources Inc.	600	57,636
Goldman Sachs Group Inc./The	300	27,129
IntercontinentalExchange Inc.*	600	72,330
Morgan Stanley	2,500	37,825
State Street Corp.	2,200	88,682
T Rowe Price Group Inc.	1,200	68,340
Wells Fargo & Co.	2,400	66,144
		487,771
Health Care - 17.5%
Community Health Systems Inc.*	3,000	52,350
Gilead Sciences Inc.*	2,000	81,860
Laboratory Corp. of America Holdings*	800	68,776
Merck & Co. Inc.c.	1,500	56,550
Mylan Inc./PA*	4,000	85,840
St Jude Medical Inc.	1,700	58,310
Stryker Corp.	1,000	49,710
Teva Pharmaceutical Industries Ltd., ADR	1,500	60,540
		513,936
	Shares	Value (Note 2)
Industrials - 5.5%
Expeditors International of Washington Inc.	2,000	$ 81,920
Jacobs Engineering Group Inc.*	2,000	81,160
		163,080
Information Technology - 22.5%
Adobe Systems Inc.*	3,200	90,464
Cisco Systems Inc.	5,000	90,400
eBay Inc.*	3,000	90,990
FLIR Systems Inc.	2,500	62,675
Google Inc., Class A*	200	129,180
Hewlett-Packard Co.	1,500	38,640
Microsoft Corp.	3,000	77,880
Yahoo! Inc.*	5,000	80,650
		660,879
Materials - 3.1%
Freeport-McMoRan Copper & Gold Inc.	2,500	91,975
Total Common Stock (Cost $3,009,856)		2,731,354
INVESTMENT COMPANIES - 2.1%
Powershares QQQ Trust Series 1 ETF	1,100	61,413
Total Investment Companies ( Cost $59,752 )		61,413
Repurchase Agreement - 7.8%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 01/03/12, collateralized by $234,393 in Freddie Mac Gold Pool #E99837 due 10/01/18. Proceeds at maturity are $229,742 (Cost $229,741)		229,741
TOTAL INVESTMENTS - 102.7% (Cost $3,299,350**)		3,022,508
NET OTHER ASSETS AND LIABILITIES - 0.4%		10,845
TOTAL CALL OPTIONS WRITTEN - (3.1%)		(89,735)
TOTAL NET ASSETS - 100.0%		$ 2,943,618

*	Non-income producing
**	Aggregate cost for Federal tax purposes was $3,299,350.
***	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt
ETF	Exchange Traded Fund

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Equity Income Fund Portfolio of Investments
Call Options Written	Contracts	Expiration	Strike Price	Market Value
Adobe Systems Inc.	32	April 2012	$31.00	$ 3,440
American Eagle Outfitters Inc.	42	February 2012	13.00	10,080
Apache Corp.	10	January 2012	100.00	415
Bank of New York Mellon Corp./The	35	March 2012	22.00	1,593
Best Buy Co. Inc.	15	March 2012	28.00	315
Canadian Natural Resources Ltd.	20	June 2012	40.00	5,900
CarMax Inc.	25	January 2012	30.00	3,000
Cisco Systems Inc.	50	February 2012	19.00	2,400
eBay Inc.	30	January 2012	33.00	540
Expeditors International of Washington Inc.	20	February 2012	45.00	700
Franklin Resources Inc.	6	January 2012	98.00	1,215
Freeport-McMoRan Copper & Gold Inc.	25	February 2012	40.00	2,600
Gilead Sciences Inc.	20	February 2012	40.00	4,230
Google Inc.	2	January 2012	610.00	8,790
Hewlett-Packard Co.	15	January 2012	29.00	83
IntercontinentalExchange Inc.	6	January 2012	120.00	1,980
Jacobs Engineering Group Inc.	20	April 2012	43.00	4,250
Kohl’s Corp.	15	April 2012	55.00	1,350
Laboratory Corp. of America Holdings	8	February 2012	85.00	3,200
Merck & Co. Inc.	15	January 2012	35.00	4,245
Microsoft Corp.	30	March 2012	26.00	3,030
Mylan Inc./PA	40	April 2012	23.00	4,920
Noble Corp.	16	January 2012	38.00	16
Powershares QQQ Trust Series 1	11	January 2012	56.00	1,062
Schlumberger Ltd.	15	January 2012	80.00	75
Southwestern Energy Co.	12	January 2012	42.00	48
St Jude Medical Inc.	17	April 2012	40.00	1,105
State Street Corp.	22	January 2012	38.00	6,512
T Rowe Price Group Inc.	12	January 2012	55.00	3,510
Target Corp.	16	January 2012	55.00	120
Teva Pharmaceutical Industries Ltd.	15	January 2012	40.00	1,890
Wells Fargo & Co.	24	April 2012	29.00	3,372
Yahoo! Inc.	50	January 2012	16.00	3,750
TOTAL CALL OPTIONS WRITTEN (Premiums received $140,153)				$89,735

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Large Cap Value Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 96.3%
Consumer Discretionary - 5.9%
Omnicom Group Inc.	174,000	$ 7,756,920
Target Corp.	145,000	7,426,900
Time Warner Inc.	230,000	8,312,200
TJX Cos. Inc.	83,000	5,357,650
		28,853,670
Consumer Staples - 12.2%
Diageo PLC, ADR	71,000	6,206,820
Kraft Foods Inc., Class A	150,000	5,604,000
Nestle S.A., ADR	90,000	5,193,900
PepsiCo Inc.	230,000	15,260,500
Philip Morris International Inc.	67,000	5,258,160
Procter & Gamble Co./The	177,000	11,807,670
Sysco Corp.	180,000	5,279,400
Wal-Mart Stores Inc.	89,000	5,318,640
		59,929,090
Energy - 13.5%
Apache Corp.	49,000	4,438,420
Canadian Natural Resources Ltd.	208,000	7,772,960
Chevron Corp.	143,046	15,220,094
ConocoPhillips	163,000	11,877,810
Ensco PLC, ADR	110,000	5,161,200
Noble Corp.	197,000	5,953,340
Occidental Petroleum Corp.	169,500	15,882,150
		66,305,974
Financials - 21.7%
Arch Capital Group Ltd. *	214,000	7,967,220
Bank of New York Mellon Corp./The	500,000	9,955,000
Berkshire Hathaway Inc., Class B *	135,000	10,300,500
BlackRock Inc.	33,500	5,971,040
Brookfield Asset Management Inc., Class A	255,000	7,007,400
Franklin Resources Inc.	51,500	4,947,090
M&T Bank Corp.	71,500	5,458,310
Markel Corp. *	13,800	5,722,446
Travelers Cos. Inc./The	182,000	10,768,940
US Bancorp	570,000	15,418,500
Wells Fargo & Co.	610,000	16,811,600
WR Berkley Corp.	179,532	6,174,106
		106,502,152
Health Care - 15.1%
Johnson & Johnson	250,000	16,395,000
Medtronic Inc.	265,000	10,136,250
Merck & Co. Inc.	471,000	17,756,700
Novartis AG, ADR	91,000	5,202,470
Pfizer Inc.	1,140,000	24,669,600
		74,160,020
	Shares	Value (Note 2)
Industrials - 9.4%
3M Co.	149,500	$ 12,218,635
Boeing Co./The	74,000	5,427,900
Emerson Electric Co.	108,000	5,031,720
Illinois Tool Works Inc.	105,000	4,904,550
Lockheed Martin Corp.	69,000	5,582,100
Norfolk Southern Corp.	74,000	5,391,640
United Parcel Service Inc., Class B	108,000	7,904,520
		46,461,065
Information Technology - 10.6%
Broadridge Financial Solutions Inc.	270,000	6,088,500
Cisco Systems Inc.	292,000	5,279,360
Intel Corp.	508,000	12,319,000
International Business Machines Corp.	28,000	5,148,640
Microsoft Corp.	527,000	13,680,920
Western Union Co./The	530,000	9,677,800
		52,194,220
Materials - 1.5%
Air Products & Chemicals Inc.	86,000	7,326,340
Telecommunication Service - 2.7%
AT&T Inc.	439,987	13,305,207
Utilities - 3.7%
Exelon Corp.	248,000	10,755,760
NextEra Energy Inc.	125,000	7,610,000
		18,365,760
Total Common Stocks ( Cost $415,779,513 )		473,403,498
INVESTMENT COMPANIES - 3.6%
State Street Institutional U.S. Government Money Market Fund	17,872,405	17,872,405
Total Investment Companies ( Cost $17,872,405 )		17,872,405
TOTAL INVESTMENTS - 99.9% ( Cost $433,651,918** )		491,275,903
NET OTHER ASSETS AND LIABILITIES - 0.1%		398,590
TOTAL NET ASSETS - 100.0%		$491,674,493

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $434,101,295.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Large Cap Growth Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 97.0%
Consumer Discretionary - 13.7%
Amazon.com Inc. *	39,782	$ 6,886,264
CarMax Inc. *	130,558	3,979,408
Comcast Corp., Class A	153,742	3,645,223
Ctrip.com International Ltd., ADR *	175,617	4,109,438
JC Penney Co. Inc.	111,142	3,906,641
Netflix Inc. *	7,900	547,391
Omnicom Group Inc.	113,115	5,042,667
Panera Bread Co., Class A *	34,808	4,923,591
priceline.com Inc. *	6,728	3,146,753
Starbucks Corp.	114,638	5,274,494
Yum! Brands Inc.	127,385	7,516,989
		48,978,859
Consumer Staples - 6.6%
Costco Wholesale Corp.	77,170	6,429,804
Diageo PLC, ADR	57,038	4,986,262
Mead Johnson Nutrition Co.	11,590	796,581
PepsiCo Inc.	173,808	11,532,161
		23,744,808
Energy - 10.8%
Apache Corp.	36,663	3,320,935
Ensco PLC, ADR	125,085	5,868,988
Occidental Petroleum Corp.	98,821	9,259,528
Petroleo Brasileiro S.A., ADR	287,772	7,151,134
Schlumberger Ltd.	193,452	13,214,706
		38,815,291
Financials - 6.4%
Brookfield Asset Management Inc., Class A	246,692	6,779,096
IntercontinentalExchange Inc. *	83,717	10,092,085
T Rowe Price Group Inc.	106,694	6,076,223
		22,947,404
Health Care - 6.2%
Allergan Inc.	41,188	3,613,835
Allscripts Healthcare Solutions Inc. *	338,338	6,408,122
CareFusion Corp. *	74,567	1,894,748
Celgene Corp. *	87,335	5,903,846
Cerner Corp. *	70,437	4,314,266
		22,134,817
Industrials - 10.6%
Boeing Co./The	162,667	11,931,624
Emerson Electric Co.	122,854	5,723,768
Expeditors International of Washington Inc.	52,502	2,150,482
Roper Industries Inc.	117,798	10,233,112
	Shares	Value (Note 2)
Sensata Technologies Holding N.V. *	56,622	$ 1,488,026
United Parcel Service Inc., Class B	91,366	6,687,078
		38,214,090
Information Technology - 37.7%
Communications Equipment - 5.7%
Acme Packet Inc. *	189,256	$ 5,849,903
QUALCOMM Inc.	197,975	10,829,232
Riverbed Technology Inc. *	167,476	3,935,686
		20,614,821
Computers & Peripherals - 10.6%
Apple Inc. *	52,534	21,276,270
EMC Corp. *	162,670	3,503,912
SanDisk Corp. *	268,418	13,208,849
		37,989,031
Electronic Equipment, Instruments & Components - 0.5%
FLIR Systems Inc. *	71,616	1,795,413
Internet Software & Services - 7.9%
Google Inc., Class A *	39,715	25,651,919
OpenTable Inc. *	68,040	2,662,405
		28,314,324
IT Services - 9.2%
Accenture PLC, Class A	148,632	7,911,681
Sapient Corp. *	524,345	6,606,747
Visa Inc., Class A	180,550	18,331,242
		32,849,670
Semiconductors & Semiconductor Equipment - 1.8%
Cavium Inc. *	165,649	4,709,401
Cree Inc. *	86,348	1,903,110
		6,612,511
Software - 2.0%
Ariba Inc. *	27,892	783,207
MICROS Systems Inc. *	41,884	1,950,957
Oracle Corp.	170,721	4,378,994
		7,113,158
Materials - 5.0%
Ecolab Inc.	136,067	7,866,033
International Flavors & Fragrances Inc.	106,860	5,601,601
Molycorp Inc. *	181,258	4,346,567
		17,814,201
Total Common Stocks ( Cost $308,276,616 )		347,938,398

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Large Cap Growth Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 3.0%
State Street Institutional U.S. Government Money Market Fund	10,689,273	$ 10,689,273
Total Investment Companies ( Cost $10,689,273 )		10,689,273
TOTAL INVESTMENTS - 100.0% ( Cost $318,965,889** )		358,627,671
NET OTHER ASSETS AND LIABILITIES - 0.0%		(6,822)
TOTAL NET ASSETS - 100.0%		$358,620,849

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $320,753,302.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Mid Cap Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 94.8%
Consumer Discretionary - 19.1%
Bed Bath & Beyond Inc. *	150,257	$ 8,710,398
CarMax Inc. *	405,454	12,358,238
Discovery Communications Inc., Class C *	209,449	7,896,227
Liberty Global Inc., Series C *	191,062	7,550,770
Omnicom Group Inc.	222,024	9,897,830
Staples Inc.	567,202	7,878,436
TJX Cos. Inc.	236,118	15,241,417
		69,533,316
Consumer Staples - 4.1%
Brown-Forman Corp., Class B	91,151	7,338,567
McCormick & Co. Inc.	149,173	7,521,303
		14,859,870
Energy - 5.8%
Ensco PLC, ADR	116,216	5,452,855
EOG Resources Inc.	85,644	8,436,790
Noble Corp.	244,790	7,397,554
		21,287,199
Financials - 25.2%
Capital Markets - 1.8%
T Rowe Price Group Inc.	117,517	6,692,593
Commercial Banks - 3.8%
Glacier Bancorp Inc.	428,654	5,156,708
M&T Bank Corp.	115,225	8,796,276
		13,952,984
Diversified Financial Services - 2.2%
Leucadia National Corp.	350,382	7,967,687
Insurance - 13.0%
Arch Capital Group Ltd. *	259,317	9,654,372
Brown & Brown Inc.	329,047	7,446,334
Markel Corp. *	40,979	16,992,762
WR Berkley Corp.	391,578	13,466,367
		47,559,835
Real Estate Management & Development - 4.4%
Brookfield Asset Management Inc., Class A	581,215	15,971,788
Health Care - 9.1%
DENTSPLY International Inc.	338,023	11,827,425
Laboratory Corp. of America Holdings *	131,610	11,314,511
Techne Corp.	146,180	9,978,247
		33,120,183
	Shares	Value (Note 2)
Industrials - 14.3%
Copart Inc. *	258,884	$ 12,397,955
IDEX Corp.	284,295	10,550,187
Jacobs Engineering Group Inc. *	265,475	10,772,976
Ritchie Bros Auctioneers Inc.	384,856	8,497,620
Wabtec Corp.	141,584	9,903,801
		52,122,539
Information Technology - 9.9%
Amphenol Corp., Class A	124,889	5,668,712
Broadridge Financial Solutions Inc.	469,850	10,595,117
FLIR Systems Inc. *	387,427	9,712,795
Western Union Co./The	559,614	10,218,552
		36,195,176
Materials - 7.3%
Ecolab Inc.	236,161	13,652,467
Valspar Corp.	336,286	13,105,066
		26,757,533
Total Common Stocks ( Cost $306,078,023 )		346,020,703
INVESTMENT COMPANIES - 5.2%
State Street Institutional U.S. Government Money Market Fund	18,972,961	18,972,961
Total Investment Companies ( Cost $18,972,961 )		18,972,961
TOTAL INVESTMENTS - 100.0% ( Cost $325,050,984** )		364,993,664
NET OTHER ASSETS AND LIABILITIES - 0.0%		109,225
TOTAL NET ASSETS - 100.0%		$365,102,889

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $325,254,380.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Small Cap Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 95.4%
Consumer Discretionary - 14.8%
Arbitron Inc.	7,340	$ 252,570
Ascena Retail Group Inc. *	5,760	171,187
Cato Corp./The, Class A	10,240	247,808
CEC Entertainment Inc. *	3,720	128,154
Choice Hotels International Inc.	3,720	141,546
Fred’s Inc., Class A	12,300	179,334
Helen of Troy Ltd. *	7,110	218,277
Matthews International Corp., Class A	4,640	145,835
Skechers U.S.A. Inc., Class A *	5,700	69,084
Sonic Corp. *	14,040	94,489
Stage Stores Inc.	16,810	233,491
		1,881,775
Consumer Staples - 1.6%
Casey’s General Stores Inc.	3,880	199,859
Energy - 3.8%
Bristow Group Inc. *	2,500	118,475
Georesources Inc. *	3,900	114,309
Penn Virginia Corp.	7,970	42,161
Scorpio Tankers Inc. *	12,400	60,636
SEACOR Holdings Inc. *	1,600	142,336
		477,917
Financials - 24.6%
Alleghany Corp. *	541	154,342
AMERISAFE Inc. *	5,570	129,503
Ares Capital Corp.	14,563	224,998
Assured Guaranty Ltd.	6,700	88,038
Campus Crest Communities Inc., REIT	10,500	105,630
Delphi Financial Group Inc., Class A	8,770	388,511
DiamondRock Hospitality Co., REIT *	13,029	125,600
Education Realty Trust Inc., REIT	10,710	109,563
First Busey Corp.	18,907	94,535
First Midwest Bancorp Inc.	15,230	154,280
First Niagara Financial Group Inc.	11,407	98,442
Flushing Financial Corp.	7,000	88,410
Hancock Holding Co.	3,600	115,092
International Bancshares Corp.	11,550	211,769
Mack-Cali Realty Corp., REIT	3,700	98,753
MB Financial Inc.	6,530	111,663
Northwest Bancshares Inc.	16,980	211,231
Platinum Underwriters Holdings Ltd.	4,560	155,542
Primerica Inc.	7,300	169,652
	Shares	Value (Note 2)
Webster Financial Corp.	11,480	$ 234,077
Westamerica Bancorporation	1,170	51,363
		3,120,994
Health Care - 8.6%
Amsurg Corp. *	7,490	195,040
Charles River Laboratories International Inc. *	8,600	235,038
Corvel Corp. *	2,830	146,339
Haemonetics Corp. *	1,200	73,464
ICON PLC, ADR *	13,830	236,631
ICU Medical Inc. *	4,470	201,150
		1,087,662
Industrials - 23.9%
ACCO Brands Corp. *	20,440	197,246
Acuity Brands Inc.	1,910	101,230
Albany International Corp., Class A	9,650	223,108
Belden Inc.	9,830	327,143
Carlisle Cos. Inc.	9,050	400,915
ESCO Technologies Inc.	5,990	172,392
G&K Services Inc., Class A	4,300	125,173
GATX Corp.	5,570	243,186
Genesee & Wyoming Inc., Class A *	4,100	248,378
Kirby Corp. *	3,430	225,831
Mueller Industries Inc.	6,500	249,730
Standard Parking Corp. *	5,690	101,680
Sterling Construction Co. Inc. *	3,490	37,587
Unifirst Corp.	1,170	66,386
United Stationers Inc. *	9,260	301,506
		3,021,491
Information Technology - 7.7%
Coherent Inc. *	2,270	118,653
Diebold Inc.	5,570	167,490
MAXIMUS Inc.	6,380	263,813
MTS Systems Corp.	3,830	156,072
Websense Inc. *	6,700	125,491
Zebra Technologies Corp., Class A *	4,100	146,698
		978,217
Materials - 5.6%
Aptargroup Inc.	3,820	199,290
Deltic Timber Corp.	2,580	155,806
Greif Inc., Class A	1,600	72,880
Koppers Holdings Inc.	3,200	109,952
Zep Inc.	12,140	169,717
		707,645
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Small Cap Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS (continued)
Utilities - 4.8%
Atmos Energy Corp.	4,050	$ 135,068
New Jersey Resources Corp.	1,570	77,244
Unisource Energy Corp.	4,440	163,925
Westar Energy Inc.	4,990	143,612
WGL Holdings Inc.	2,060	91,093
		610,942
Total Common Stocks ( Cost $9,916,109 )		12,086,502
INVESTMENT COMPANIES - 4.8%
State Street Institutional U.S. Government Money Market Fund	603,117	603,117
Total Investment Companies ( Cost $603,117 )		603,117
TOTAL INVESTMENTS - 100.2% ( Cost $10,519,226** )		12,689,619
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(27,929)
TOTAL NET ASSETS - 100.0%		$ 12,661,690

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $10,623,993.
ADR	American Depository Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

International Stock Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 95.7%
Australia - 4.7%
James Hardie Industries SE	173,980	$ 1,213,597
QBE Insurance Group Ltd.	59,330	785,841
Telstra Corp. Ltd.	634,700	2,161,741
		4,161,179
Belgium - 3.0%
Anheuser-Busch InBev N.V.	43,800	2,681,634
Brazil - 2.8%
Banco do Brasil S.A.	78,770	1,000,857
Cielo S.A.	34,140	882,213
MRV Engenharia e Participacoes S.A.	96,200	551,851
		2,434,921
Canada - 1.8%
Potash Corp. of Saskatchewan Inc.	16,600	686,160
Rogers Communications Inc.	22,700	874,577
		1,560,737
China - 0.9%
Weichai Power Co. Ltd.	155,000	762,367
Denmark - 0.4%
AP Moeller - Maersk AS	48	316,919
Finland - 1.2%
Sampo OYJ	42,080	1,044,038
France - 10.2%
AXA S.A.	41,040	533,551
BNP Paribas	24,245	952,356
Danone	12,000	754,341
Sanofi-Aventis S.A.	35,912	2,637,690
Technip S.A.	12,730	1,196,473
Total S.A.	34,187	1,747,738
Valeo S.A.	29,900	1,188,418
		9,010,567
Germany - 6.7%
Bayerische Motoren Werke AG	21,990	1,473,119
GEA Group AG	14,100	398,739
Merck KGaA	13,400	1,335,928
SAP AG	24,210	1,279,986
Siemens AG	14,619	1,398,992
		5,886,764
Ireland - 1.0%
Ryanair Holdings PLC, ADR *	32,500	905,450
Italy - 0.8%
Atlantia SpA	43,293	693,116
	Shares	Value (Note 2)
Japan - 14.9%
Asics Corp.	42,790	$ 482,548
Canon Inc.	31,200	1,382,253
Daito Trust Construction Co. Ltd.	22,010	1,887,307
Don Quijote Co. Ltd.	42,400	1,454,832
FANUC Corp.	8,500	1,300,896
JS Group Corp.	52,100	998,409
Mitsubishi Corp.	61,700	1,246,505
Sumitomo Mitsui Financial Group Inc.	49,400	1,376,037
Yahoo! Japan Corp.	4,477	1,441,923
Yamada Denki Co. Ltd.	22,610	1,539,254
		13,109,964
Netherlands - 1.4%
ING Groep N.V. *	175,870	1,265,566
New Zealand - 0.7%
Telecom Corp. of New Zealand Ltd.	392,700	632,753
Russia - 1.3%
Sberbank of Russia	511,700	1,151,325
South Africa - 0.7%
Mr Price Group Ltd., ADR *	33,500	663,300
South Korea - 2.3%
Hyundai Mobis *	2,930	742,674
Samsung Electronics Co. Ltd., GDR	2,843	1,309,770
		2,052,444
Spain - 1.8%
Amadeus IT Holding S.A.	63,200	1,025,320
Mediaset Espana Comunicacion S.A.	100,293	572,437
		1,597,757
Sweden - 2.4%
Assa Abloy AB	44,800	1,123,572
Swedbank AB	76,600	992,276
		2,115,848
Switzerland - 5.3%
Julius Baer Group Ltd. *	34,610	1,353,744
Novartis AG	58,367	3,336,855
		4,690,599
Turkey - 1.0%
KOC Holding AS	121,200	363,520
Turkiye Garanti Bankasi AS, ADR	159,600	496,356
		859,876

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

International Stock Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS (continued)
United Kingdom - 30.4%
BG Group PLC	52,700	$ 1,126,570
BHP Billiton PLC	60,600	1,766,949
British American Tobacco PLC	41,231	1,956,490
British Sky Broadcasting Group PLC	56,700	645,004
GlaxoSmithKline PLC	119,500	2,730,861
Informa PLC	245,443	1,377,178
International Power PLC	175,600	919,567
Petrofac Ltd.	26,850	600,869
Prudential PLC	172,200	1,707,519
Rexam PLC	260,130	1,425,248
Royal Dutch Shell PLC	71,570	2,635,324
Standard Chartered PLC	72,157	1,578,923
Tullow Oil PLC	38,550	839,351
Unilever PLC	77,630	2,607,700
Vodafone Group PLC	379,599	1,054,646
WM Morrison Supermarkets PLC	202,070	1,023,664
WPP PLC	101,000	1,059,542
Xstrata PLC	116,540	1,770,049
		26,825,454
Total Common Stocks ( Cost $79,699,873 )		84,422,578
INVESTMENT COMPANIES - 2.8%
United States - 2.8%
State Street Institutional U.S. Government Money Market Fund	2,429,115	2,429,115
Total Investment Companies ( Cost $2,429,115 )		2,429,115
TOTAL INVESTMENTS - 98.5% ( Cost $82,128,988** )		86,851,693
NET OTHER ASSETS AND LIABILITIES - 1.5%		1,311,773
TOTAL NET ASSETS - 100.0%		$ 88,163,466

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $83,260,789.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION: Sector Concentration	% of Net Assets
Consumer Discretionary	13%
Consumer Staples	10%
Energy	9%
Financials	18%
Health Care	12%
Industrials	11%
Information Technology	8%
Materials	8%
Money Market Funds	3%
Telecommunication Services	5%
Utilities	1%
Net Other Assets and Liabilities	2%
100%

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Madison Target Retirement 2020 Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.6%
Bond Funds - 46.4%
Franklin Floating Rate Daily Access Fund Advisor Class	221,612	$ 1,959,051
Metropolitan West High Yield Bond Fund Class I	311,179	3,055,774
PIMCO Investment Grade Corporate Bond Fund Institutional Class	225,266	2,331,506
Vanguard Total Bond Market ETF	132,038	11,030,454
		18,376,785
Foreign Bond Funds - 3.0%
Templeton Global Bond Fund Advisor Class	94,457	1,168,433
Foreign Stock Funds – 9.2%
IVA Worldwide Fund	139,102	2,136,607
Vanguard FTSE All-World ex-U.S. ETF	37,367	1,481,602
		3,618,209
Money Market Funds - 2.7%
State Street Institutional U.S. Government Money Market Fund	1,082,804	1,082,804
	Shares	Value (Note 2)
Stock Funds – 38.3%
Hussman Strategic Growth Fund	123,779	$ 1,538,572
iShares S&P Global Energy Sector Index Fund ETF	10,234	390,836
iShares S&P MidCap 400 Index Fund ETF	6,205	543,620
Schwab Fundamental U.S. Large Company Index Fund	82,393	777,790
SPDR S&P 500 ETF Trust	37,406	4,694,453
Vanguard Dividend Appreciation ETF	107,644	5,881,668
Vanguard Health Care ETF	9,888	605,245
Vanguard Information Technology ETF	12,060	740,122
		15,172,306
TOTAL INVESTMENTS - 99.6% ( Cost $39,798,912** )		39,418,537
NET OTHER ASSETS AND LIABILITIES - 0.4%		161,499
TOTAL NET ASSETS - 100.0%		$ 39,580,036

**	Aggregate cost for Federal tax purposes was $39,954,518.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Madison Target Retirement 2030 Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.7%
Bond Funds - 33.8%
Franklin Floating Rate Daily Access Fund Advisor Class	201,950	$ 1,785,241
Metropolitan West High Yield Bond Fund Class I	323,781	3,179,529
PIMCO Investment Grade Corporate Bond Fund Institutional Class	219,272	2,269,468
Vanguard Total Bond Market ETF	97,253	8,124,516
		15,358,754
Foreign Bond Funds - 2.1%
Templeton Global Bond Fund Advisor Class	75,192	930,126
Foreign Stock Funds – 10.8%
iShares MSCI Canada Index Fund ETF	23,602	627,813
IVA Worldwide Fund Class I	163,470	2,510,897
Vanguard FTSE All-World ex-U.S. ETF	44,730	1,773,545
		4,912,255
Money Market Funds – 3.0%
State Street Institutional U.S. Government Money Market Fund	1,334,384	1,334,384
	Shares	Value (Note 2)
Stock Funds – 50.0%
Hussman Strategic Growth Fund	137,037	$ 1,703,371
iShares S&P Global Energy Sector Index Fund ETF	17,749	677,834
iShares S&P MidCap 400 Index Fund ETF	10,585	927,352
Schwab Fundamental U.S. Large Company Index Fund	182,711	1,724,792
SPDR S&P 500 ETF Trust	60,776	7,627,388
Vanguard Dividend Appreciation ETF	154,841	8,460,512
Vanguard Health Care ETF	12,695	777,061
Vanguard Information Technology ETF	13,353	819,473
		22,717,783
TOTAL INVESTMENTS - 99.7% ( Cost $45,869,059** )		45,253,302
NET OTHER ASSETS AND LIABILITIES - 0.3%		151,151
TOTAL NET ASSETS - 100.0%		$ 45,404,453

**	Aggregate cost for Federal tax purposes was $46,060,669.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Madison Target Retirement 2040 Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%
Bond Funds - 25.0%
Franklin Floating Rate Daily Access Fund Advisor Class	126,045	$ 1,114,240
Metropolitan West High Yield Bond Fund Class I	178,836	1,756,172
PIMCO Investment Grade Corporate Bond Fund Institutional Class	125,545	1,299,390
Vanguard Total Bond Market ETF	55,171	4,608,985
		8,778,787
Foreign Bond Funds - 0.4%
Templeton Global Bond Fund Advisor Class	12,592	155,757
Foreign Stock Funds - 12.7%
iShares MSCI Canada Index Fund ETF	25,079	667,101
IVA Worldwide Fund Class I	157,110	2,413,204
Vanguard FTSE All-World ex-U.S. ETF	35,132	1,392,984
		4,473,289
Money Market Funds - 2.7%
State Street Institutional U.S. Government Money Market Fund	936,553	936,553
	Shares	Value (Note 2)
Stock Funds - 59.2%
Hussman Strategic Growth Fund	109,328	$ 1,358,949
iShares S&P Global Energy Sector Index Fund ETF	18,331	700,061
iShares S&P MidCap 400 Index Fund ETF	9,230	808,640
iShares S&P SmallCap 600 Index Fund ETF	2,253	153,835
Schwab Fundamental U.S. Large Company Index Fund	211,246	1,994,167
SPDR S&P 500 ETF Trust	53,575	6,723,662
Vanguard Dividend Appreciation ETF	134,306	7,338,480
Vanguard Health Care ETF	15,247	933,269
Vanguard Information Technology ETF	13,199	810,023
		20,821,086
TOTAL INVESTMENTS - 100.0% ( Cost $35,763,274** )		35,165,472
NET OTHER ASSETS AND LIABILITIES - 0.0%		16,796
TOTAL NET ASSETS - 100.0%		$ 35,182,268

**	Aggregate cost for Federal tax purposes was $35,909,904.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Madison Target Retirement 2050 Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%
Bond Funds - 15.4%
Metropolitan West High Yield Bond Fund Class I	12,784	$ 125,538
PIMCO Investment Grade Corporate Bond Fund Institutional Class	7,169	74,196
Vanguard Total Bond Market ETF	1,721	143,773
		343,507
Foreign Stock Funds – 14.5%
iShares MSCI Canada Index Fund ETF	1,559	41,469
IVA Worldwide Fund Class I	12,448	191,199
Vanguard FTSE All-World ex-U.S. ETF	2,293	90,918
		323,586
Money Market Funds - 3.2%
State Street Institutional U.S. Government Money Market Fund	71,853	71,853
	Shares	Value (Note 2)
Stock Funds – 66.7%
Hussman Strategic Growth Fund	6,832	$ 84,923
iShares S&P Global Energy Sector Index Fund ETF	1,449	55,337
iShares S&P MidCap 400 Index Fund ETF	748	65,532
iShares S&P SmallCap 600 Index Fund ETF	194	13,246
Schwab Fundamental U.S. Large Company Index Fund	14,017	132,324
SPDR S&P 500 ETF Trust	3,845	482,548
Vanguard Dividend Appreciation ETF	9,664	528,041
Vanguard Health Care ETF	1,055	64,577
Vanguard Information Technology ETF	1,074	65,912
		1,492,440
TOTAL INVESTMENTS - 99.8% ( Cost $2,248,208** )		2,231,386
NET OTHER ASSETS AND LIABILITIES - 0.2%		4,855
TOTAL NET ASSETS - 100.0%		$ 2,236,241

**	Aggregate cost for Federal tax purposes was $2,272,035.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Assets and Liabilities as of December 31, 2011
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$ 89,569,879	$149,507,840	$ 58,551,438	$ 62,700,931
Affiliated issuers1	128,371,128	210,749,891	66,131,138	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	(3,624,206)	(2,486,928)	(1,011,759)	–
Affiliated issuers1	11,594,280	22,287,247	10,403,791	–
Total investments at value	225,911,081	380,058,050	134,074,608	62,700,931
Cash	682,287	1,768,226	706,668	–
Receivables:
Investments sold	–	–	–	–
Fund shares sold	326,087	381,479	207,273	–
Dividends and interest	804,001	1,548,633	635,433	–
Due from Adviser	–	–	–	22,925
Total assets	227,723,456	383,756,388	135,623,982	62,723,856
Liabilities:
Payables:
Investments purchased	–	950,340	1,200,119	–
Fund shares repurchased	6,251	75,552	17,177	33,050
Auditor fees	16,161	20,155	12,010	6,006
Management fees	57,774	96,727	33,772	24,225
Distribution fees – Class II	9,141	7,587	376	209
Total liabilities	89,327	1,150,361	1,263,454	63,490
Net assets applicable to outstanding capital stock	$227,634,129	$382,606,027	$134,360,528	$ 62,660,366
Net assets consist of:
Paid-in capital	$227,915,700	$415,479,052	$144,632,385	$ 62,660,366
Accumulated undistributed net investment income (loss)	–	–	–	–
Accumulated net realized loss on investments sold and foreign currency related transactions	(8,251,645)	(52,673,344)	(19,663,889)	–
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	7,970,074	19,800,319	9,392,032	–
Net Assets	$227,634,129	$382,606,027	$134,360,528	$ 62,660,366
Class I Shares:
Net Assets	$184,431,415	$346,733,220	$132,574,593	$ 61,681,753
Shares of beneficial interest outstanding	18,516,648	36,800,490	14,792,766	61,681,753
Net Asset Value and redemption price per share	$9.96	$9.42	$8.96	$1.00
Class II Shares:
Net Assets	$ 43,202,714	$ 35,872,807	$ 1,785,935	$ 978,613
Shares of beneficial interest outstanding	4,341,071	3,812,251	199,656	978,613
Net Asset Value and redemption price per share	$9.95	$9.41	$8.95	$1.00

1	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Assets and Liabilities as of December 31, 2011
	Bond Fund	High Income Fund	Diversified Income Fund	Equity Income Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$381,891,683	$ 88,979,749	$356,526,371	$ 3,069,608
Repurchase agreement	–	–	–	229,741
Net unrealized appreciation (depreciation)
Unaffiliated issuers	33,325,419	2,243,400	41,489,134	(276,841)
Total investments at value	415,217,102	91,223,149	398,015,505	3,022,508
Cash	–	–	–	–
Foreign currency (cost of $113,839) (Note 2)	–	–	–	–
Receivables:
Investments sold	6,100,000	–	3,150,000	8,070
Fund shares sold	89,136	21,075	88,486	–
Dividends and interest	4,185,732	1,525,872	2,254,961	3,382
Other assets	–	–	–	–
Total assets	425,591,970	92,770,096	403,508,952	3,033,960
Liabilities:
Payables:
Investments purchased	–	–	–	–
Fund shares repurchased	270,544	26,390	37,477	339
Audit fees	15,094	8,754	16,713	268
Management fees	196,645	58,365	236,983	–
Service agreement fees	–	–	–	–
Distribution fees – Class II	10,485	1,305	6,345	–
Options written, at value (premiums received of $140,153)	–	–	–	89,735
Total liabilities	492,768	94,814	297,518	90,342
Net assets applicable to outstanding capital stock	$425,099,202	$ 92,675,282	$403,211,434	$ 2,943,618
Net assets consist of:
Paid-in capital	$404,382,042	$101,781,636	$394,122,596	$ 3,147,513
Accumulated undistributed net investment income (loss)	270,176	118,232	207,484	–
Accumulated net realized gain (loss) on investments sold, options and foreign currency related transactions	(12,878,435)	(11,467,986)	(32,607,780)	22,528
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of options and foreign currency related transactions)	33,325,419	2,243,400	41,489,134	(226,423)
Net Assets	$425,099,202	$ 92,675,282	$403,211,434	$ 2,943,618
Class I Shares:
Net Assets	$375,325,251	$ 86,462,362	$372,851,554	$ 483,231
Shares of beneficial interest outstanding	35,501,861	9,417,480	21,440,925	51,370
Net Asset Value and redemption price per share	$10.57	$9.18	$17.39	$9.41
Class II Shares:
Net Assets	$ 49,773,951	$ 6,212,920	$ 30,359,880	$ 2,460,387
Shares of beneficial interest outstanding	4,711,812	676,251	1,747,671	262,729
Net Asset Value and redemption price per share	$10.56	$9.19	$17.37	$9.36

1	Class II shares are not available for the Madison Target Retirement Funds.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Assets and Liabilities as of December 31, 2011
Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund	Madison Target Retirement 2020 Fund1	Madison Target Retirement 2030 Fund1	Madison Target Retirement 2040 Fund1	Madison Target Retirement 2050 Fund1

$433,651,918	$318,965,889	$325,050,984	$ 10,519,226	$ 82,128,988	$ 39,798,912	$ 45,869,059	$ 35,763,274	$ 2,248,208
–	–	–	–	–	–	–	–	–

57,623,985	39,661,782	39,942,680	2,170,393	4,722,705	(380,375)	(615,757)	(597,802)	(16,822)
491,275,903	358,627,671	364,993,664	12,689,619	86,851,693	39,418,537	45,253,302	35,165,472	2,231,386
–	–	–	–	–	–	–	–	–
–	–	–	–	113,490	–	–	–	–

–	–	–	14,934	1,270,967	–	149,971	–	–
92,759	68,555	121,166	351	23,892	97,402	171,285	117,553	26,666
783,064	289,079	368,599	17,645	133,877	74,937	92,253	68,911	4,482
–	–	–	–	170,883	–	–	–	–
492,151,726	358,985,305	365,483,429	12,722,549	88,564,802	39,590,876	45,666,811	35,351,936	2,262,534

–	–	–	47,201	268,040	–	250,121	160,081	25,727
208,169	94,699	86,497	358	31,373	–	–	–	–
20,949	19,562	14,987	1,202	9,043	1,008	1,086	879	31
246,937	244,330	276,286	11,811	89,628	8,193	9,292	7,257	446
–	–	–		–	1,639	1,859	1,451	89
1,178	5,865	2,770	287	3,252	–	–	–	–
–	–	–	–	–	–	–	–	–
477,233	364,456	380,540	60,859	401,336	10,840	262,358	169,668	26,293
$491,674,493	$358,620,849	$365,102,889	$ 12,661,690	$ 88,163,466	$ 39,580,036	$ 45,404,453	$ 35,182,268	$ 2,236,241

$529,534,231	$337,763,044	$399,409,088	$12,107,285	$121,211,616	$40,090,314	$46,186,479	$35,906,862	$2,287,026
190,026	23,005	15,924	–	(78)	–	–	–	–
(95,674,095)	(18,826,982)	(74,264,803)	(1,615,988)	(37,779,662)	(129,904)	(166,269)	(126,792)	(33,963)
57,624,331	39,661,782	39,942,680	2,170,393	4,731,590	(380,374)	(615,757)	(597,802)	(16,822)
$491,674,493	$358,620,849	$365,102,889	$ 12,661,690	$ 88,163,466	$ 39,580,036	$ 45,404,453	$ 35,182,268	$ 2,236,241

$485,977,724	$331,031,561	$351,832,741	$ 11,261,102	$ 72,756,025	$ 39,580,036	$ 45,404,453	$ 35,182,268	$ 2,236,241
19,615,365	15,156,749	23,857,316	1,041,903	8,057,723	5,063,779	6,063,101	4,984,359	229,307
$24.78	$21.84	$14.75	$10.81	$9.03	$7.82	$7.49	$7.06	$9.75

$ 5,696,769	$ 27,589,288	$ 13,270,148	$ 1,400,588	$ 15,407,441
230,369	1,265,769	901,222	129,853	1,707,739
$24.73	$21.80	$14.72	$10.79	$9.02

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Operations for the Period Ended December 31, 2011
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Investment Income:
Interest	$ 597	$ 876	$ 424	$ 53,588
Dividends
Unaffiliated issuers	3,945,715	4,379,624	885,154	–
Affiliated issuers1	3,310,754	4,906,182	1,199,650	–
Less: Foreign taxes withheld	–	–	–	–
Total investment income	7,257,066	9,286,682	2,085,228	53,588
Expenses:3
Management fees	702,192	1,166,477	398,296	298,511
Audit fees	21,161	35,156	12,009	6,006
Trustees’ fees	10,606	17,591	5,983	3,001
Distribution fees – Class II	100,895	89,563	4,349	1,707
Other expenses	–	–	–	–
Compliance expense	1,072	4,086	1,157	3,101
Total expenses before reimbursement/waiver	835,926	1,312,873	421,794	312,326
Less reimbursement/waiver2	–	–	–	(258,738)
Total expenses net of reimbursement/waiver	835,926	1,312,873	421,794	53,588
Net Investment Income (Loss)	6,421,140	7,973,809	1,663,434	–
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on options and foreign currency related transactions)
Options	–	–	–	–
Unaffiliated issuers	(619,352)	948,741	1,287,576	–
Affiliated issuers1	57,206	(153,884)	235,842	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	1,350,188	2,139,360	1,093,528	–
Affiliated issuers1	815,922	1,536,571	509,510	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on options and foreign currency related transactions)
Options	–	–	–	–
Unaffiliated issuers	(2,577,279)	(4,776,406)	(4,764,008)	–
Affiliated issuers1	1,475,913	94,601	620,011	–
Net Realized and Unrealized Gain (Loss) on Investments and Options Transactions	502,598	(211,017)	(1,017,541)	–
Net Increase (Decrease) in Net Assets from Operations	$ 6,923,738	$ 7,762,792	$ 645,893	$ –

1	See Note 11 for information on affiliated issuers.
2	Waiver includes management fees of $257,031, and distribution fees of $1,707 for the Money Market Fund. See Note 3.
3	See Note 3.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Operations for the Period Ended December 31, 2011
Bond Fund	High Income Fund	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$ 18,590,305	$ 7,233,242	$ 8,075,505	$ 88	$ 1,388	$ 4,003	$ 3,864	$ 76	$ 5,515

16	63,947	6,799,866	28,186	13,505,403	4,106,614	4,230,966	202,772	3,341,529
–	–	–	–	–	–	–	–	–
–	–	(28,311)	–	(51,900)	(42,457)	(62,737)	–	(233,493)
18,590,321	7,297,189	14,847,060	28,274	13,454,891	4,068,160	4,172,093	202,848	3,113,551

2,442,522	726,909	2,843,178	24,584	3,053,246	3,057,900	3,479,609	146,432	1,202,587
40,094	8,754	36,713	268	45,949	34,562	34,987	1,202	9,043
20,206	4,410	18,355	121	23,156	17,395	17,657	605	4,623
113,302	14,178	69,951	5,643	14,000	65,482	32,768	3,564	38,708
–	–	–	–	–	8,509	–	–	–
10,877	2,337	10,132	–	21,743	12,056	4,887	95	2,677
2,627,001	756,588	2,978,329	30,616	3,158,094	3,195,904	3,569,908	151,898	1,257,638
–	–	–	–	–	–	–	–	–
2,627,001	756,588	2,978,329	30,616	3,158,094	3,195,904	3,569,908	151,898	1,257,638
15,963,320	6,540,601	11,868,731	(2,342)	10,296,797	872,256	602,185	50,950	1,855,913

–	–	–	145,357	–	–	–	–	–
1,004,732	1,733,903	16,259,876	173,926	31,920,133	39,422,276	36,438,566	357,045	3,479,732
–	–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–

–	–	–	85,456	–	–	–	–	–
11,605,808	(3,502,188)	2,343,286	(383,630)	(5,336,866)	(44,255,836)	(19,534,163)	(368,723)	(12,765,450)
–	–	–	–	–	–	–	–	–
12,610,540	(1,768,285)	18,603,162	21,109	26,583,267	(4,833,560)	16,904,403	(11,678)	(9,285,718)
$ 28,573,860	$ 4,772,316	$ 30,471,893	$ 18,767	$ 36,880,064	$ (3,961,304)	$ 17,506,588	$ 39,272	$ (7,429,805)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Operations for the Period Ended December 31, 2011
	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Investment Income:
Interest	$ 203	$ 175	$ 105	$ 3
Dividends
Unaffiliated issuers	934,120	940,458	666,050	29,469
Affiliated issuers1	75,104	74,430	49,565	655
Total investment income	1,009,427	1,015,063	715,720	30,127
Expenses:2
Management fees	82,167	91,228	73,179	2,416
Service agreement fees	6,148	6,915	5,445	300
Audit fees	1,008	1,086	878	29
Trustees’ fees	512	558	460	7
Compliance expense	35	9	11	2
Total expenses before reimbursement/waiver	89,870	99,796	79,972	2,754
Less reimbursement/waiver2	(7,480)	(8,326)	(6,885)	(37)
Total expenses net of reimbursement/waiver	82,390	91,470	73,088	2,717
Net Investment Income	927,037	923,593	642,632	27,410
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	(310,584)	(120,056)	153,839	(39,051)
Affiliated issuers1	2,036,368	2,247,664	1,924,937	(3,966)
Capital gain distributions received from underlying funds
Unaffiliated issuers	265,333	272,853	211,503	12,997
Affiliated issuers1	13,703	13,904	13,305	97
Net change in unrealized appreciation (depreciation)on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(448,974)	(902,800)	(1,089,436)	(16,822)
Affiliated issuers1	(1,820,030)	(2,008,551)	(1,720,290)	–
Net Realized and Unrealized Gain (Loss) on Investments	(264,185)	(496,986)	(506,142)	(46,745)
Net Increase (Decrease) in Net Assets from Operations	$ 662,853	$ 426,607	$ 136,490	$ (19,335)

1	See Note 11 for information on affiliated issuers.
2	See Note 3.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Changes in Net Assets
	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2011	2010	2011	2010
Net Assets at beginning of period	$231,082,035	$189,151,289	$384,260,026	$344,590,404
Increase in net assets from operations:
Net investment income	6,421,140	6,243,595	7,973,809	8,219,996
Net realized gain (loss) on investment	1,603,964	7,769,440	4,470,788	7,425,476
Net change in unrealized appreciation (depreciation) on investments	(1,101,366)	3,215,628	(4,681,805)	19,967,506
Net increase in net assets from operations	6,923,738	17,228,663	7,762,792	35,612,978
Distributions to shareholders from:
Net investment income
Class I	(6,348,062)	(7,654,294)	(9,241,042)	(10,317,104)
Class II	(1,388,479)	(1,328,070)	(885,425)	(878,996)
Return of Capital
Class I	(127,373)	–	–	–
Class II	(28,768)	–	–	–
Total distributions	(7,892,682)	(8,982,364)	(10,126,467)	(11,196,100)
Capital Stock transactions:
Class I Shares
Shares sold	20,354,867	30,294,841	23,367,824	37,578,345
Issued to shareholders in reinvestment of distributions	6,475,435	7,654,294	9,241,042	10,317,104
Shares redeemed	(37,440,903)	(26,027,299)	(36,466,538)	(50,784,583)
Net increase (decrease) in net assets from capital stock transactions	(10,610,601)	11,921,836	(3,857,672)	(2,889,134)
Class II Shares
Shares sold	9,767,995	21,941,860	6,691,106	18,891,332
Issued to shareholders in reinvestment of distributions	1,417,247	1,328,070	885,425	878,996
Shares redeemed	(3,053,604)	(1,507,319)	(3,009,183)	(1,628,450)
Net increase in net assets from capital stock transactions	8,131,638	21,762,611	4,567,348	18,141,878
Total increase (decrease) from capital stock transactions	(2,478,963)	(2,478,963)	709,676	15,252,744
Total increase (decrease) in net assets	(3,447,906)	41,930,746	(1,653,999)	39,669,622
Net Assets at end of period	$227,634,129	$231,082,035	$382,606,027	$384,260,026
Undistributed net investment income (loss) included in net assets	$ –	$ 200,401	$ –	$ 242,947
Capital Share transactions:
Class I Shares
Shares sold	1,989,887	3,053,915	2,426,221	4,111,214
Issued to shareholders in reinvestment of distributions	649,610	765,160	980,151	1,088,307
Shares redeemed	(3,674,546)	(2,615,695)	(3,768,817)	(5,528,211)
Net increase (decrease) from capital shares transactions	(1,035,049)	1,203,380	(362,445)	(328,690)
Class II Shares
Shares sold	955,023	2,225,231	685,655	2,059,232
Issued to shareholders in reinvestment of distributions	142,423	132,811	94,103	92,735
Shares redeemed	(298,720)	(150,625)	(313,358)	(177,705)
Net increase (decrease) from capital shares transactions	798,726	2,207,417	466,400	1,974,262

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Changes in Net Assets
	Aggressive Allocation Fund		Money Market Fund
Year Ended December 31,	2011	2010	2011	2010
Net Assets at beginning of period	$127,694,004	$115,006,315	$ 70,211,054	$ 92,647,633
Increase (decrease) in net assets from operations:
Net investment income (loss)	1,663,434	1,557,353	–	–
Net realized gain (loss) on investments and options transactions	3,126,456	981,371	–	–
Net change in unrealized appreciation (depreciation) on investments and options transactions	(4,143,997)	10,718,082	–	–
Net increase in net assets from operations	645,893	13,256,806	–	–
Distributions to shareholders from:
Net investment income
Class I	(2,322,867)	(1,957,002)	–	–
Class II	(28,384)	(20,174)	–	–
Net realized gains
Class I	–	–	–	–
Class II	–	–	–	–
Total distributions	(2,351,251)	(1,977,176)	–	–
Capital Stock transactions:
Class I Shares
Shares sold	16,814,313	21,387,476	26,296,004	24,976,798
Issued to shareholders in reinvestment of distributions	2,322,867	1,957,002	–	–
Shares redeemed	(11,163,455)	(22,757,613)	(34,247,892)	(47,805,484)
Net increase (decrease) in net assets from capital stock transactions	7,973,725	586,865	(7,951,888)	(22,828,686)
Class II Shares
Shares sold	467,480	815,901	2,272,356	1,623,479
Issued to shareholders in reinvestment of distributions	28,384	20,174	–	–
Shares redeemed	(97,707)	(14,881)	(1,871,156)	(1,231,372)
Net increase in net assets from capital stock transactions	398,157	821,194	401,200	392,107
Total net increase (decrease) from capital stock transactions	8,371,882	1,408,059	(7,550,688)	(22,436,579)
Total increase (decrease) in net assets	6,666,524	12,687,689	(7,550,688)	(22,436,579)
Net Assets at end of period	$134,360,528	$127,694,004	$ 62,660,366	$ 70,211,054
Undistributed net investment income (loss) included in net assets	$ –	$ 45,988	$ –	$ –
Capital Share transactions:
Class I Shares
Shares sold	1,829,853	2,513,771	26,296,004	24,976,798
Issued to shareholders in reinvestment of distributions	259,040	215,569	–	–
Shares redeemed	(1,205,025)	(2,620,741)	(34,247,892)	(47,805,484)
Net increase (decrease) from capital shares transactions	883,868	108,599	(7,951,888)	(22,828,686)
Class II Shares
Shares sold	49,960	94,595	2,272,356	1,623,479
Issued to shareholders in reinvestment of distributions	3,173	2,225	–	–
Shares redeemed	(10,546)	(1,754)	(1,871,156)	(1,231,372)
Net increase (decrease) from capital shares transactions	42,587	95,066	401,200	392,107

1	The Equity Income Fund commenced investment operations on April 30, 2010.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Changes in Net Assets
Bond Fund		High Income Fund		Diversified Income Fund		Equity Income Fund
2011	2010	2011	2010	2011	2010	2011	20101
$465,248,826	$551,508,094	$ 99,838,101	$108,870,121	$407,017,583	$424,642,342	$ 2,221,337	$ –

15,963,320	19,886,343	6,540,601	7,431,726	11,868,731	14,547,308	(2,342)	(3,605)
1,004,732	(776,528)	1,733,903	2,864,620	16,259,876	13,803,156	319,283	65,821
11,605,808	12,715,837	(3,502,188)	650,950	2,343,286	18,841,915	(298,174)	71,751
28,573,860	31,825,652	4,772,316	10,947,296	30,471,893	47,192,379	18,767	133,967

(14,079,587)	(17,920,685)	(6,211,217)	(7,114,840)	(11,046,222)	(13,512,500)	–	–
(1,752,712)	(1,415,679)	(428,405)	(303,771)	(837,747)	(740,470)	–	–

–	–	–	–	–	–	(49,697)	(11,456)
–	–	–	–	–	–	(253,856)	(41,620
(15,832,299)	(19,336,364)	(6,639,622)	(7,418,611)	(11,883,969)	(14,252,970)	(303,553)	(53,076)

32,933,180	24,922,679	3,676,230	9,178,883	8,647,928	6,186,073	–	450,000
14,079,587	17,920,685	6,211,217	7,114,840	11,046,222	13,512,500	49,697	11,456
(112,759,403)	(168,220,819)	(17,304,019)	(32,008,596)	(48,976,196)	(85,409,980)	–	–
(65,746,636)	(125,377,455)	(7,416,572)	(15,714,873)	(29,282,046)	(65,711,407)	49,697	461,456

12,844,910	25,338,964	1,915,219	2,870,986	8,977,582	16,060,982	884,099	1,639,463
1,752,712	1,415,679	428,405	303,771	837,747	740,470	253,857	41,620
(1,742,169)	(125,744)	(222,564)	(20,589)	(2,927,356)	(1,654,213)	(180,586)	(2,093)
12,855,453	26,628,899	2,121,060	3,154,168	6,887,973	15,147,239	957,370	1,678,990
(52,891,183)	(98,748,556)	(5,295,512)	(12,560,705)	(22,394,073)	(50,564,168)	1,007,067	2,140,446
(40,149,624)	(86,259,268)	(7,162,819)	(9,032,020)	(3,806,149)	(17,624,759)	722,281	2,221,337
$425,099,202	$465,248,826	$ 92,675,282	$ 99,838,101	$403,211,434	$407,017,583	$ 2,943,618	$ 2,221,337
$ 270,176	$ 342,572	$ 118,232	$ 93,670	$ 207,484	$ 282,108	$ –	$ –

3,144,908	2,367,180	380,515	944,926	502,323	382,789	–	45,000
1,333,622	1,746,484	675,860	756,070	634,293	815,184	5,265	1,105
(10,714,251)	(15,817,029)	(1,786,259)	(3,382,330)	(2,847,528)	(5,266,514)	–	–
(6,235,721)	(11,703,365)	(729,884)	(1,681,334)	(1,710,912)	(4,068,541)	5,265	46,105

1,232,926	2,391,169	197,713	298,803	526,321	995,293	77,936	164,579
166,154	138,090	46,641	32,256	48,142	44,665	27,018	4,021
(163,213)	(11,932)	(23,060)	(2,136)	(170,150)	(103,911)	(10,619)	(206)
1,235,867	2,517,327	221,294	328,923	404,313	936,047	94,335	168,394

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Changes in Net Assets
	Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2011	2010	2011	2010
Net Assets at beginning of period	$530,247,917	$633,315,527	$395,446,443	$439,485,846
Increase (decrease) in net assets from operations:
Net investment income	10,296,797	10,041,801	872,256	2,098,277
Net realized gain (loss) on investments	31,920,133	12,524,176	39,422,276	45,547,695
Net change in unrealized appreciation (depreciation) on investments	(5,336,866)	20,216,492	(44,255,836)	(1,480,283)
Net increase (decrease) in net assets from operations	36,880,064	42,782,469	(3,961,304)	46,165,689
Distributions to shareholders from:
Net investment income
Class I	(10,095,971)	(9,874,790)	(861,866)	(2,008,954)
Class II	(109,873)	(92,316)	(31,319)	(80,740)
Net realized gains
Class I	–	–	–	–
Total distributions	(10,205,844)	(9,967,106)	(893,185)	(2,089,694)
Capital Stock transactions:
Class I Shares
Shares sold	13,848,340	10,390,330	11,740,628	12,483,565
Issued to shareholders in reinvestment of distributions	10,095,971	9,874,790	861,866	2,008,954
Shares redeemed	(89,269,316)	(158,639,460)	(51,986,645)	(115,438,988)
Net increase (decrease) in net assets from capital stock transactions	(65,325,005)	(138,374,340)	(39,384,151)	(100,946,469)
Class II Shares1
Shares sold	544,221	2,505,643	8,340,118	12,822,773
Issued to shareholders in reinvestment of distributions	109,873	92,316	31,319	80,740
Shares redeemed	(576,733)	(106,592)	(958,391)	(72,442)
Net increase (decrease) in net assets from capital stock transactions	77,361	2,491,367	7,413,046	12,831,071
Total net increase (decrease) from capital stock transactions	(65,247,644)	(135,882,973)	(31,971,105)	(88,115,398)
Total increase (decrease) in net assets	(38,573,424)	(103,067,610)	(36,825,594)	(44,039,403)
Net Assets at end of period	$491,674,493	$530,247,917	$358,620,849	$395,446,443
Undistributed net investment income included in net assets	$ 190,026	$ 99,876	$ 23,005	$ 43,934
Capital Share transactions:
Class I Shares
Shares sold2	559,931	452,699	521,785	617,902
Issued to shareholders in reinvestment of distributions	405,964	420,253	39,349	90,753
Shares redeemed3	(3,629,634)	(7,041,043)	(2,310,549)	(5,618,929)
Net increase (decrease) from capital share transactions	(2,663,739)	(6,168,091)	(1,749,415)	(4,910,274)
Class II Shares1
Shares sold2	22,164	113,216	368,460	637,399
Issued to shareholders in reinvestment of distributions	4,426	3,928	1,433	3,643
Shares redeemed3	(23,662)	(4,782)	(43,744)	(3,505)
Net increase from capital share transactions	2,928	112,362	326,149	637,537

1	Class II shares are not available for the Madison Target Retirement Funds.
2	A portion of the shares sold in fiscal year 2010 for the Mid Cap, Small Cap and International Stock Funds are merger related. See Note 12.
3
Included in Mid Cap Fund’s amounts are 55,587,696 shares of Class I and 975,111 shares of Class II, redeemed as part of a reverse stock split resulting from the Mid Cap merger effective May 1, 2010. See Note 12.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Changes in Net Assets
Mid Cap Fund		Small Cap Fund		International Stock Fund		Madison Target Retirement 2020 Fund
2011	2010	2011	2010	2011	2010	2011	2010
$397,169,596	$231,140,313	$ 13,097,057	$ 8,605,016	$105,304,241	$ 81,959,251	$ 27,647,785	$ 19,299,907

602,185	$1,426,201	50,950	90,074	1,855,913	1,364,848	927,037	592,475
36,438,566	38,533,473	357,045	1,388,131	3,479,732	(12,611,702)	2,004,820	433,236
(19,534,163)	22,164,950	(368,723)	2,037,319	(12,765,450)	9,722,689	(2,269,004)	1,041,991
17,506,588	62,124,624	39,272	3,515,524	(7,429,805)	(1,524,165)	662,853	2,067,702

(687,090)	(1,297,752)	(45,846)	(77,264)	(1,510,650)	(1,747,310)	(1,096,421)	(890,022)
(4,200)	(23,971)	(3,723)	(7,146)	(291,401)	(164,100)	–	–

–	–	–	–	–	–	(897,737)	–
(691,290)	(1,321,723)	(49,569)	(84,410)	(1,802,051)	(1,911,410)	(1,994,158)	(890,022)

14,847,888	193,863,822	1,567,954	10,030,126	3,327,511	44,238,040	15,901,069	10,542,189
687,090	1,297,752	45,846	77,264	1,510,650	1,747,310	1,994,158	890,022
(65,250,198)	(98,896,293)	(2,049,990)	(9,565,271)	(16,569,485)	(27,530,444)	(4,631,671)	(4,262,013)
(49,715,220)	96,265,281	(436,190)	542,119	(11,731,324)	18,454,906	13,263,556	7,170,198

1,744,989	9,080,395	290,607	579,122	4,073,516	8,220,151
4,200	23,971	3,723	7,146	291,401	164,100
(915,974)	(143,265)	(283,210)	(67,460)	(542,512)	(58,592)
833,215	8,961,101	11,120	518,808	3,822,405	8,325,659
(48,882,005)	105,226,382	(425,070)	1,060,927	(7,908,919)	26,780,565	13,263,556	7,170,198
(32,066,707)	166,029,283	(435,367)	4,492,041	(17,140,775)	23,344,990	11,932,250	8,347,878
$365,102,889	$397,169,596	$ 12,661,690	$ 13,097,057	$ 88,163,466	$105,304,241	$ 39,580,036	$ 27,647,785
$ 15,924	$ 105,029	$ –	$ 884	$ (78)	$ (268,045)	$ –	$ 21,164

993,405	40,430,546	142,303	1,150,799	332,788	3,857,990	1,939,616	1,339,863
46,410	91,523	4,205	7,118	167,339	178,541	255,016	110,405
(4,419,911)	(64,978,007)	(193,625)	(1,004,690)	(1,658,271)	(3,008,029)	(560,216)	(546,472)
(3,380,096)	(24,455,938)	(47,117)	153,227	(1,158,144)	1,028,502	1,634,416	903,796

117,974	1,438,260	26,862	63,338	403,814	899,702
284	1,692	342	658	32,404	16,689
(62,644)	(988,143)	(26,457)	(7,085)	(54,302)	(6,468)
55,614	451,809	747	56,911	381,916	909,923

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Statements of Changes in Net Assets
	Madison Target Retirement 2030 Fund		Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund
Year Ended December 31,	2011	2010	2011	2010	20111
Net Assets at beginning of period	$ 31,278,843	$ 19,330,304	$ 26,146,753	$ 16,656,174	$ –
Increase (decrease) in net assets from operations:
Net investment income	923,593	583,349	642,632	437,089	27,410
Net realized gain (loss) on investments	2,414,365	461,104	2,303,584	369,829	(29,923)
Net change in unrealized appreciation (depreciation) on investments	(2,911,351)	1,448,454	(2,809,726)	1,407,256	(16,822)
Net increase (decrease) in net assets from operations	426,607	2,492,907	136,490	2,214,174	(19,335)
Distributions to shareholders from:
Net investment income
Class I	(1,091,758)	(823,904)	(767,165)	(574,774)	(31,450)
Net realized gains
Class I	(1,764,696)	–	(1,885,854)	–	–
Return of Capital
	–	–	–	–	(1,099)
Total distributions	(2,856,454)	(823,904)	(2,653,019)	(574,774)	(32,549)
Capital Stock transactions:
Class I Shares
Shares sold	15,550,888	11,552,787	10,698,786	9,124,273	2,473,782
Issued to shareholders in reinvestment of distributions	2,856,454	823,904	2,653,019	574,774	32,549
Shares redeemed	(1,851,885)	(2,097,155)	(1,799,761)	(1,847,868)	(218,206)
Net increase from capital stock transactions	16,555,457	10,279,536	11,552,044	7,851,179	2,288,125
Total increase in net assets	14,125,610	11,948,539	9,035,515	9,490,579	2,236,241
Net Assets at end of period	$ 45,404,453	$ 31,278,843	$ 35,182,268	$ 26,146,753	$ 2,236,241
Undistributed net investment income (loss) included in net assets	$ –	$ 28,384	$ –	$ –	$ –
Capital Share transactions:
Class I Shares
Shares sold	1,952,016	1,523,733	1,399,765	1,264,901	248,588
Issued to shareholders in reinvestment of distributions	381,214	104,333	375,570	75,725	3,338
Shares redeemed	(228,251)	(279,057)	(230,919)	(257,045)	(22,619)
Net increase from capital share transactions	2,104,979	1,349,009	1,544,416	1,083,581	229,307

1	The Madison Target Retirement 2050 Fund commenced operations on January 3, 2011.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$10.01	$ 9.61	$ 8.48	$10.77	$10.60
Income from Investment Operations:
Net investment income2	0.28	0.29	0.29	0.35	0.45
Net realized and unrealized gain (loss) on investments	0.03	0.52	1.12	(2.27)	(0.03)
Total from investment operations	0.31	0.81	1.41	(1.92)	0.42
Less Distributions:
Distributions from net investment income	(0.35)	(0.41)	(0.28)	(0.27)	(0.23)
Distributions from capital gains	–	–	–	(0.10)	(0.02)
Distributions from return of capital	(0.01)	–	–	–	–
Total distributions	(0.36)	(0.41)	(0.28)	(0.37)	(0.25)
Net increase (decrease) in net asset value	(0.05)	0.40	1.13	(2.29)	0.17
Net Asset Value at end of period	$9.96	$10.01	$ 9.61	$ 8.48	$10.77
Total Return3 (%)	3.14	8.37	16.76	(17.89)	3.92
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$184,431	$195,657	$176,322	$116,678	$66,747
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.31	0.31	0.31	0.28	0.21
Ratio of net investment income to average net assets (%)	2.76	2.90	3.23	3.53	4.12
Portfolio Turnover6 (%)	36	36	47	71	28

CLASS II	2011	2010	Inception to12/31/091
Net Asset Value at beginning of period	$10.00	$ 9.61	$ 8.51
Income from Investment Operations:
Net investment income2	0.27	0.35	0.28
Net realized and unrealized gain (loss) on investments	0.02	0.43	0.99
Total from investment operations	0.29	0.78	1.27
Less Distributions:
Distributions from net investment income	(0.33)	(0.39)	(0.17)
Distributions from return of capital	(0.01)	–	–
Net increase in net asset value	(0.05)	0.39	1.10
Net Asset Value at end of period	$9.95	$10.00	$ 9.61
Total Return3 (%)	2.89	8.10	14.914
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,203	$35,425	$12,829
Ratios of expenses to average net assets (%)	0.56	0.55	0.565
Ratio of net investment income to average net assets (%)	2.67	3.47	4.385
Portfolio Turnover6 (%)	36	36	474

1	Commenced investment operations May 1, 2009
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
MODERATE ALLOCATION FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.49	$ 8.87	$ 7.51	$11.21	$10.86
Income from Investment Operations:
Net investment income2	0.20	0.20	0.18	0.21	0.28
Net realized and unrealized gain (loss) on investments	(0.01)	0.71	1.37	(3.55)	0.32
Total from investment operations	0.19	0.91	1.55	(3.34)	0.60
Less Distributions:
Distributions from net investment income	(0.26)	(0.29)	(0.19)	(0.17)	(0.19)
Distributions from capital gains	–	–	–	(0.19)	(0.06)
Total distributions	(0.26)	(0.29)	(0.19)	(0.36)	(0.25)
Net increase (decrease) in net asset value	(0.07)	0.62	1.36	(3.70)	0.35
Net Asset Value at end of period	$ 9.42	$ 9.49	$ 8.87	$ 7.51	$11.21
Total Return3 (%)	2.03	10.22	20.61	(30.23)	5.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$346,733	$352,545	$332,428	$243,761	$218,281
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.31	0.31	0.31	0.28	0.21
Ratio of net investment income to average net assets (%)	2.07	2.24	2.29	2.20	2.45
Portfolio Turnover6 (%)	25	34	52	69	29

CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.48	$ 8.87	$ 7.56
Income from Investment Operations:
Net investment income2	0.18	0.25	0.19
Net realized and unrealized gain (loss) on investments	(0.01)	0.63	1.24
Total from investment operations	0.17	0.88	1.43
Less Distributions:
Distributions from net investment income	(0.24)	(0.27)	(0.12)
Net increase in net asset value	(0.07)	0.61	1.31
Net Asset Value at end of period	$ 9.41	$ 9.48	$ 8.87
Total Return3 (%)	1.78	9.94	18.824
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,873	$31,715	$12,162
Ratios of expenses to average net assets (%)	0.56	0.56	0.565
Ratio of net investment income to average net assets (%)	1.86	2.76	3.335
Portfolio Turnover6 (%)	25	34	524

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.08	$ 8.30	$ 6.57	$11.61	$11.10
Income from Investment Operations:
Net investment income2	0.12	0.11	0.10	0.09	0.09
Net realized and unrealized gain (loss) on investments	(0.08)	0.81	1.74	(4.74)	0.77
Total from investment operations	0.04	0.92	1.84	(4.65)	0.86
Less Distributions:
Distributions from net investment income	(0.16)	(0.14)	(0.11)	(0.06)	(0.14)
Distributions from capital gains	–	–	–	(0.33)	(0.21)
Total distributions	(0.16)	(0.14)	(0.11)	(0.39)	(0.35)
Net increase (decrease) in net asset value	(0.12)	0.78	1.73	(5.04)	0.51
Net Asset Value at end of period	$ 8.96	$ 9.08	$ 8.30	$ 6.57	$11.61
Total Return3 (%)	0.48	11.15	27.91	(41.09)	7.69
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$132,575	$126,270	$114,492	$69,616	$68,120
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.31	0.31	0.31	0.28	0.21
Ratio of net investment income to average net assets (%)	1.26	1.27	1.44	0.94	0.79
Portfolio Turnover6 (%)	32	33	58	67	46
CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.07	$ 8.30	$ 6.69
Income from Investment Operations:
Net investment income2	0.10	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.08)	0.73	1.54
Total from investment operations	0.02	0.90	1.69
Less Distributions:
Distributions from net investment income	(0.14)	(0.13)	(0.08)
Net increase in net asset value	(0.12)	0.77	1.61
Net Asset Value at end of period	$ 8.95	$ 9.07	$ 8.30
Total Return3 (%)	0.23	10.87	25.094
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,786	$1,424	$514
Ratios of expenses to average net assets (%)	0.56	0.56	0.565
Ratio of net investment income to average net assets (%)	1.05	1.99	2.865
Portfolio Turnover6 (%)	32	33	584

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
MONEY MARKET FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income2	–	–	0.004	0.02	0.05
Net realized and unrealized gain (loss) on investments	–	–	–	0.004	0.004
Total from investment operations	0.00	0.00	0.00	0.02	0.05
Less Distributions:
Distributions from net investment income	–	–	(0.00)4	(0.02)	(0.05)
Net increase in net asset value	0.00	0.00	0.00	0.00	0.00
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return3 (%)	0.00	0.00	0.00	1.75	4.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,682	$69,634	$92,463	$159,349	$111,333
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.46
After waiver of expenses by Adviser (%)	0.087	0.147	0.287	0.47	0.46
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	1.67	4.58

CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income2	–	–	–
Net realized and unrealized gain (loss) on investments	–	–	–
Total from investment operations	0.00	0.00	0.00
Less Distributions:
Distributions from net investment income	–	–	–
Net increase in net asset value	0.00	0.00	0.00
Net Asset Value at end of period	$1.00	$1.00	$1.00
Total Return3(%)	0.00	0.00	0.005
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$979	$577	$185
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.72	0.73	0.736
After waiver of expenses by Adviser (%)	0.077	0.167	0.206,7
Ratio of net investment income to average net assets (%)	0.00	0.00	0.006

1	Commenced investment operations May 1, 2009
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amounts represent less than $0.005 per share.
5	Not annualized.
6	Annualized.
7	Amount includes fees waived by the adviser (see Note 3).

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
BOND FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$10.29	$10.14	$ 9.94	$10.19	$10.11
Income from Investment Operations:
Net investment income2	0.38	0.40	0.43	0.50	0.49
Net realized and unrealized gain (loss) on investments	0.31	0.20	0.21	(0.21)	0.02
Total from investment operations	0.69	0.60	0.64	0.29	0.51
Less Distributions:
Distributions from net investment income	(0.41)	(0.45)	(0.44)	(0.54)	(0.43)
Net increase (decrease) in net asset value	0.28	0.15	0.20	(0.25)	0.08
Net Asset Value at end of period	$10.57	$10.29	$10.14	$ 9.94	$10.19
Total Return3 (%)	6.73	5.92	6.50	2.86	5.05
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$375,325	$429,499	$541,789	$572,562	$646,233
Ratios of expenses to average net assets (%)	0.57	0.56	0.57	0.56	0.56
Ratio of net investment income to average net assets (%)	3.62	3.76	4.28	4.84	4.81
Portfolio Turnover6 (%)	6	2	25	12	29

CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$10.28	$10.14	$ 9.85
Income from Investment Operations:
Net investment income2	0.36	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.31	0.20	0.28
Total from investment operations	0.67	0.57	0.55
Less Distributions:
Distributions from net investment income	(0.39)	(0.43)	(0.26)
Net increase in net asset value	0.28	0.14	0.29
Net Asset Value at end of period	$10.56	$10.28	$10.14
Total Return3(%)	6.47	5.66	5.554
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,774	$35,750	$9,719
Ratios of expenses to average net assets (%)	0.82	0.81	0.825
Ratio of net investment income to average net assets (%)	3.36	3.49	3.865
Portfolio Turnover6 (%)	6	2	254

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
HIGH INCOME FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.42	$ 9.11	$ 7.34	$ 9.54	$10.16
Income from Investment Operations:
Net investment income2	0.65	0.72	0.68	0.67	0.76
Net realized and unrealized gain (loss) on investments	(0.18)	0.35	1.80	(2.07)	(0.53)
Total from investment operations	0.47	1.07	2.48	(1.40)	0.23
Less Distributions:
Distributions from net investment income	(0.71)	(0.76)	(0.71)	(0.80)	(0.85)
Distributions from capital gains	–	–	–	–	(0.00)4
Total distributions	(0.71)	(0.76)	(0.71)	(0.80)	(0.85)
Net increase (decrease) in net asset value	(0.24)	0.31	1.77	(2.20)	(0.62)
Net Asset Value at end of period	$ 9.18	$ 9.42	$ 9.11	$ 7.34	$ 9.54
Total Return3 (%)	5.01	11.73	34.29	(14.74)	2.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$86,462	$95,552	$107,722	$90,728	$135,045
Ratios of expenses to average net assets (%)	0.77	0.77	0.77	0.76	0.76
Ratio of net investment income to average net assets (%)	6.76	7.54	7.94	7.42	7.27
Portfolio Turnover7 (%)	54	53	73	45	73

CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.42	$ 9.11	$ 8.14
Income from Investment Operations:
Net investment income2	0.63	0.70	0.47
Net realized and unrealized gain (loss) on investments	(0.18)	0.34	0.96
Total from investment operations	0.45	1.04	1.43
Less Distributions:
Distributions from net investment income	(0.68)	(0.73)	(0.46)
Net increase in net asset value	(0.23)	0.31	0.97
Net Asset Value at end of period	$ 9.19	$ 9.42	$ 9.11
Total Return3(%)	4.75	11.45	17.495
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,213	$4,286	$1,148
Ratios of expenses to average net assets (%)	1.02	1.01	1.016
Ratio of net investment income to average net assets (%)	6.52	7.20	7.656
Portfolio Turnover7 (%)	54	53	735

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amounts represent less than $0.005 per share.
5	Not annualized.
6	Annualized.
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
DIVERSIFIED INCOME FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$16.62	$15.37	$14.46	$17.62	$18.46
Income from Investment Operations:
Net investment income2	0.51	0.56	0.60	0.72	0.79
Net realized and unrealized gain (loss) on investments	0.79	1.29	0.92	(3.05)	(0.32)
Total from investment operations	1.30	1.85	1.52	(2.33)	0.47
Less Distributions:
Distributions from net investment income	(0.53)	(0.60)	(0.61)	(0.81)	(0.80)
Distributions from capital gains	–	–	–	(0.02)	(0.51)
Total distributions	(0.53)	(0.60)	(0.61)	(0.83)	(1.31)
Net increase (decrease) in net asset value	0.77	1.25	0.91	(3.16)	(0.84)
Net Asset Value at end of period	$17.39	$16.62	$15.37	$14.46	$17.62
Total Return3 (%)	7.84	12.04	10.74	(13.25)	2.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$372,852	$384,709	$418,381	$438,047	$637,606
Ratios of expenses to average net assets (%)	0.72	0.72	0.72	0.71	0.71
Ratio of net investment income to average net assets (%)	2.94	3.50	4.12	4.37	4.21
Portfolio Turnover6 (%)	19	23	26	14	41

CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$16.61	$15.37	$13.74
Income from Investment Operations:
Net investment income2	0.46	0.52	0.35
Net realized and unrealized gain (loss) on investments	0.79	1.29	1.64
Total from investment operations	1.25	1.81	1.99
Less Distributions:
Distributions from net investment income	(0.49)	(0.57)	(0.36)
Net increase in net asset value	0.76	1.24	1.63
Net Asset Value at end of period	$17.37	$16.61	$15.37
Total Return3(%)	7.57	11.77	14.434
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,360	$22,309	$6,261
Ratios of expenses to average net assets (%)	0.97	0.97	0.975
Ratio of net investment income to average net assets (%)	2.69	3.20	3.445
Portfolio Turnover6 (%)	19	23	264

1	Commenced investment operations May 1, 2009
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
EQUITY INCOME FUND
	Year Ended December 31, 12/31/2011	Inception to 12/31/101
CLASS I
Net Asset Value at beginning of period	$10.37	$10.00
Income from Investment Operations:
Net investment income2	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.10	0.64
Total from investment operations	0.11	0.62
Less Distributions:
Distributions from net investment income	–	–
Distributions from capital gains	(1.07)	(0.25)
Total distributions	(1.07)	(0.25)
Net increase (decrease) in net asset value	(0.96)	0.37
Net Asset Value at end of period	$9.41	$10.37
Total Return6 (%)	1.08	6.244
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$483	$478
Ratios of expenses to average net assets (%)	0.91	0.913
Ratio of net investment income to average net assets (%)	0.10	(0.34)3
Portfolio Turnover5 (%)	84	494

CLASS II	Year Ended December 31, 12/31/2011	Inception to 12/31/101
Net Asset Value at beginning of period	$10.35	$10.00
Income from Investment Operations:
Net investment income2	–	(0.02)
Net realized and unrealized gain (loss) on investments	0.08	0.62
Total from investment operations	0.08	0.60
Less Distributions:
Distributions from net investment income	–	–
Distributions from capital gains	(1.07)	(0.25)
Total distributions	(1.07)	(0.25)
Net increase in net asset value	(0.99)	0.35
Net Asset Value at end of period	$9.36	$10.35
Total Return6 (%)	0.84	6.074
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,460	$1,743
Ratios of expenses to average net assets (%)	1.16	1.173
Ratio of net investment income to average net assets (%)	(0.12)	(0.46)3
Portfolio Turnover5 (%)	84	494

1	Commenced investment operations May 1, 2010.
2	Based on average shares outstanding during the period.
3	Annualized.
4	Not annualized.
5	Portfolio Turnover is calculated at the fund level and represents the entire period.
6
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
LARGE CAP VALUE FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$23.56	$22.17	$19.42	$31.49	$35.14
Income from Investment Operations:
Net investment income2	0.50	0.38	0.43	0.65	0.68
Net realized and unrealized gain (loss) on investments	1.24	1.46	2.76	(11.99)	(0.45)
Total from investment operations	1.74	1.84	3.19	(11.34)	0.23
Less Distributions:
Distributions from net investment income	(0.52)	(0.45)	(0.44)	(0.71)	(0.71)
Distributions from capital gains	–	–	–	(0.02)	(3.17)
Total distributions	(0.52)	(0.45)	(0.44)	(0.73)	(3.88)
Net increase (decrease) in net asset value	1.22	1.39	2.75	(12.07)	(3.65)
Net Asset Value at end of period	$24.78	$ 23.56	$22.17	$19.42	$31.49
Total Return3 (%)	7.38	8.29	16.79	(35.99)	0.60
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$485,978	$524,894	$630,764	$609,444	$1,229,433
Ratios of expenses to average net assets (%)	0.62	0.62	0.62	0.61	0.61
Ratio of net investment income to average net assets (%)	2.03	1.72	2.23	2.42	1.87
Portfolio Turnover6 (%)	29	63	81	38	45

CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$23.54	$22.17	$17.74
Income from Investment Operations:
Net investment income2	0.43	0.34	0.18
Net realized and unrealized gain (loss) on investments	1.25	1.44	4.45
Total from investment operations	1.68	1.78	4.63
Less Distributions:
Distributions from net investment income	(0.49)	(0.41)	(0.20)
Net increase in net asset value	1.19	1.37	4.43
Net Asset Value at end of period	$24.73	$23.54	$22.17
Total Return3(%)	7.11	8.02	26.094
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,697	$5,354	$2,552
Ratios of expenses to average net assets (%)	0.87	0.87	0.875
Ratio of net investment income to average net assets (%)	1.78	1.51	1.285
Portfolio Turnover6 (%)	29	63	814

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
LARGE CAP GROWTH FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$22.16	$19.87	$14.50	$23.36	$21.47
Income from Investment Operations:
Net investment income2	0.05	0.10	0.12	0.12	0.08
Net realized and unrealized gain (loss) on investments	(0.31)	2.31	5.37	(8.80)	2.59
Total from investment operations	(0.26)	2.41	5.49	(8.68)	2.67
Less Distributions:
Distributions from net investment income	(0.06)	(0.12)	(0.12)	(0.14)	(0.09)
Distributions from capital gains	–	–	–	(0.04)	(0.69)
Total distributions	(0.06)	(0.12)	(0.12)	(0.18)	(0.78)
Net increase (decrease) in net asset value	(0.32)	2.29	5.37	(8.86)	1.89
Net Asset Value at end of period	$21.84	$22.16	$19.87	$14.50	$23.36
Total Return3 (%)	(1.19)	12.13	37.98	(37.20)	12.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$331,032	$374,644	$433,483	$352,473	$665,240
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.81
Ratio of net investment income to average net assets (%)	0.24	0.51	0.72	0.62	0.34
Portfolio Turnover8 (%)	85	78	89	123	76

CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$22.14	$19.87	$15.78
Income from Investment Operations:
Net investment income2	(0.00)7	0.06	0.05
Net realized and unrealized gain (loss) on investments	(0.32)	2.30	4.09
Total from investment operations	(0.32)	2.36	4.14
Less Distributions:
Distributions from net investment income	(0.02)	(0.09)	(0.05)
Net increase in net asset value	(0.34)	2.27	4.09
Net Asset Value at end of period	$21.80	$22.14	$19.87
Total Return3(%)	(1.43)	11.85	26.214
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,589	$20,802	$6,003
Ratios of expenses to average net assets (%)	1.07	1.07	1.075
Ratio of net investment income to average net assets (%)	–6	0.29	0.365
Portfolio Turnover8 (%)	85	78	894

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Amount represents less than 0.01%.
7	Amount represents less than $0.005 per share.
8	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
MID CAP FUND
	Year Ended December 31,
	2011	20103	20093	20083	20073
CLASS I
Net Asset Value at beginning of period	$14.14	$11.82	$ 8.01	$15.31	$15.68
Income from Investment Operations:
Net investment income2	0.02	0.04	0.005	0.005	(0.08)
Net realized and unrealized gain (loss) on investments	0.62	2.33	3.81	(7.13)	1.41
Total from investment operations	0.64	2.37	3.81	(7.13)	1.33
Less Distributions:
Distributions from net investment income	(0.03)	(0.05)	(0.00)5	(0.00)5	–
Distributions from capital gains	–	–	–	(0.16)	(1.70)
Total distributions	(0.03)	(0.05)	(0.00)	(0.16)	(1.70)
Net increase (decrease) in net asset value	0.61	2.32	3.81	(7.29)	(0.37)
Net Asset Value at end of period	$14.75	$14.14	$11.82	$ 8.01	$15.31
Total Return4(%)	4.47	20.12	47.28	(46.89)	8.44
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$351,833	$385,219	$229,395	$166,465	$367,318
Ratios of expenses to average net assets (%)	0.91	0.90	0.87	0.87	0.86
Ratio of net investment income to average net assets (%)	0.16	0.42	(0.05)	0.09	(0.41)
Portfolio Turnover8 (%)	52	46	186	108	104

CLASS II	2011	20103	Inception to 12/31/091,3
Net Asset Value at beginning of period	$14.13	$11.82	$ 9.36
Income from Investment Operations:
Net investment income2	(0.01)	0.04	(0.00)5
Net realized and unrealized gain (loss) on investments	0.60	2.30	2.45
Total from investment operations	0.59	2.34	2.45
Less Distributions:
Distributions from net investment income	–	(0.03)	–
Net increase in net asset value	0.59	2.31	2.45
Net Asset Value at end of period	$14.72	$14.13	$11.82
Total Return4(%)	4.22	19.82	26.136
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,270	$11,951	$1,745
Ratios of expenses to average net assets (%)	1.17	1.16	1.127
Ratio of net investment income to average net assets (%)	(0.07)	0.38	(0.14)7
Portfolio Turnover8 (%)	52	46	1866

1	Commenced investment operations May 1, 2009
2	Based on average shares outstanding during the year.
3
The financial highlights prior to May 1, 2010 are those of the Mid Cap Growth Fund, the accounting survivor of the reorganization of the Mid Cap Value and Mid Cap Growth Funds. The net asset values and other per share information of the Mid Cap Growth Fund have been restated by the conversion ration of 2.6623 for Class I shares and 2.6678 for Class II shares to reflect those of the legal survivor of the reorganization the Mid Cap Value Fund, which was renamed the Mid Cap Fund after the reorganization.

4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Amounts represents less than $0.005 per share.
6	Not annualized.
7	Annualized.
8	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
SMALL CAP FUND
	Year Ended December 31,				Inception to 12/31/071
	2011	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$10.75	$ 8.54	$ 6.53	$ 8.86	$10.00
Income from Investment Operations:
Net investment income3	0.04	0.08	0.05	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.06	2.20	2.00	(2.34)	(1.05)
Total from investment operations	0.10	2.28	2.05	(2.26)	(0.96)
Less Distributions:
Distributions from net investment income	(0.04)	(0.07)	(0.04)	(0.07)	(0.08)
Distributions from capital gains	–	–	–	(0.00)8	(0.10)
Total distributions	(0.04)	(0.07)	(0.04)	(0.07)	(0.18)
Net increase (decrease) in net asset value	0.06	2.21	2.01	(2.33)	(1.14)
Net Asset Value at end of period	$10.81	$10.75	$ 8.54	$ 6.53	$ 8.86
Total Return4 (%)	0.91	26.80	31.56	(25.54)	(9.62)5
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,261	$11,710	$7,989	$5,986	$5,624
Ratios of expenses to average net assets (%)	1.11	1.11	1.11	1.12	1.046
Ratio of net investment income to average net assets (%)	0.41	0.85	0.77	1.03	1.456
Portfolio Turnover7 (%)	22	33	21	28	135

CLASS II	2011	2010	Inception to 12/31/092
Net Asset Value at beginning of period	$10.74	$ 8.54	$ 6.50
Income from Investment Operations:
Net investment income3	0.02	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.06	2.20	2.03
Total from investment operations	0.08	2.26	2.05
Less Distributions:
Distributions from net investment income	(0.03)	(0.06)	(0.01)
Net increase in net asset value	0.05	2.20	2.04
Net Asset Value at end of period	$10.79	$10.74	$ 8.54
Total Return4(%)	0.66	26.48	31.575
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,401	$1,387	$616
Ratios of expenses to average net assets (%)	1.36	1.36	1.366
Ratio of net investment income to average net assets (%)	0.16	0.67	0.446
Portfolio Turnover7 (%)	22	33	215

1	Commenced investment operations May 1, 2007.
2	Commenced investment operations May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Not annualized.
6	Annualized.
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period
8	Amount represents less than $0.005 per share.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
INTERNATIONAL STOCK FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.99	$ 9.53	$ 7.59	$13.40	$13.78
Income from Investment Operations:
Net investment income2	0.19	0.14	0.17	0.26	0.23
Net realized and unrealized gain (loss) on investments	(0.96)	0.53	1.95	(5.27)	1.36
Total from investment operations	(0.77)	0.67	2.12	(5.01)	1.59
Less Distributions:
Distributions from net investment income	(0.19)	(0.21)	(0.18)	(0.26)	(0.32)
Distributions from capital gains	–	–	–	(0.54)	(1.65)
Total distributions	(0.19)	(0.21)	(0.18)	(0.80)	(1.97)
Net increase (decrease) in net asset value	(0.96)	0.46	1.94	(5.81)	(0.38)
Net Asset Value at end of period	$ 9.03	$ 9.99	$ 9.53	$ 7.59	$13.40
Total Return3 (%)	(7.70)	7.09	27.90	(38.62)	11.42
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$72,756	$92,063	$77,997	$72,768	$164,151
Ratios of expenses to average net assets (%)	1.22	1.22	1.22	1.22	1.21
Ratio of net investment income to average net assets (%)	1.90	1.48	2.08	2.45	1.60
Portfolio Turnover6 (%)	38	79	87	43	62

CLASS II	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.99	$ 9.53	$ 7.32
Income from Investment Operations:
Net investment income2	0.16	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.96)	0.56	2.33
Total from investment operations	(0.80)	0.65	2.37
Less Distributions:
Distributions from net investment income	(0.17)	(0.19)	(0.16)
Net increase in net asset value	(0.97)	0.46	2.21
Net Asset Value at end of period	$ 9.02	$ 9.99	$ 9.53
Total Return3(%)	(7.91)	6.83	32.304
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,407	$13,241	$3,962
Ratios of expenses to average net assets (%)	1.47	1.47	1.485
Ratio of net investment income to average net assets (%)	1.58	1.00	0.575
Portfolio Turnover6 (%)	38	79	874

1	Commenced investment operations May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
MADISON TARGET RETIREMENT 2020 FUND
	Year Ended December 31,				Inception to 12/31/071
	2011	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$8.06	$ 7.64	$ 6.04	$ 9.63	$10.00
Income from Investment Operations:
Net investment income2	0.22	0.20	0.15	0.22	0.13
Net realized and unrealized gain (loss) on investments	(0.04)	0.49	1.59	(3.60)	(0.32)
Total from investment operations	0.18	0.69	1.74	(3.38)	(0.19)
Less Distributions:
Distributions from net investment income	(0.23)	(0.27)	(0.14)	(0.16)	(0.18)
Distributions from capital gains	(0.19)	–	–	(0.05)	–
Total distributions	(0.42)	(0.27)	(0.14)	(0.21)	(0.18)
Net increase (decrease) in net asset value	(0.24)	0.42	1.60	(3.59)	(0.37)
Net Asset Value at end of period	$7.82	$ 8.06	$ 7.64	$ 6.04	$ 9.63
Total Return3 (%)	2.11	9.01	28.93	(35.31)	(1.94)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$39,580	$27,648	$19,300	$8,719	$2,524
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.26	0.40	0.41	0.40	0.435
After reimbursement of expenses by Adviser (%)	0.246	0.206	0.346	0.40	0.435
Ratio of net investment income to average net assets (%)	2.70	2.61	2.24	2.80	5.175
Portfolio Turnover7 (%)	114	51	78	74	34

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Amount includes fees waived by the Adviser through a contractual management fee reduction (see Note 3.)
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
MADISON TARGET RETIREMENT 2030 FUND
	Year Ended December 31,				Inception to 12/31/071
	2011	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 7.90	$ 7.41	$ 5.75	$ 9.54	$10.00
Income from Investment Operations:
Net investment income2	0.19	0.18	0.12	0.18	0.09
Net realized and unrealized gain (loss) on investments	(0.09)	0.52	1.65	(3.82)	(0.34)
Total from investment operations	0.10	0.70	1.77	(3.64)	(0.25)
Less Distributions:
Distributions from net investment income	(0.20)	(0.21)	(0.11)	(0.11)	(0.21)
Distributions from capital gains	(0.31)	–	–	(0.04)	–
Total distributions	(0.51)	(0.21)	(0.11)	(0.15)	(0.21)
Net increase (decrease) in net asset value	(0.41)	0.49	1.66	(3.79)	(0.46)
Net Asset Value at end of period	$ 7.49	$ 7.90	$ 7.41	$ 5.75	$ 9.54
Total Return3 (%)	1.16	9.56	30.94	(38.35)	(2.51)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$45,404	$31,279	$19,330	$8,010	$1,521
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.26	0.40	0.41	0.40	0.445
After reimbursement of expenses by Adviser (%)	0.246	0.206	0.346	0.40	0.445
Ratio of net investment income to average net assets (%)	2.43	2.42	1.87	2.38	3.535
Portfolio Turnover7 (%)	108	43	78	52	154

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Amount includes fees waived by the Adviser through a contractual management fee reduction (see Note 3.)
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
MADISON TARGET RETIREMENT 2040 FUND
	Year Ended December 31,				Inception to 12/31/071
	2011	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 7.60	$ 7.07	$ 5.43	$ 9.48	$10.00
Income from Investment Operations:
Net investment income2	0.16	0.15	0.08	0.14	0.07
Net realized and unrealized gain (loss) on investments	(0.12)	0.55	1.63	(4.06)	(0.36)
Total from investment operations	0.04	0.70	1.71	(3.92)	(0.29)
Less Distributions:
Distributions from net investment income	(0.17)	(0.17)	(0.07)	(0.08)	(0.23)
Distributions from capital gains	(0.41)	–	–	(0.05)	–
Total distributions	(0.58)	(0.17)	(0.07)	(0.13)	(0.23)
Net increase (decrease) in net asset value	(0.54)	0.53	1.64	(4.05)	(0.52)
Net Asset Value at end of period	$ 7.06	$ 7.60	$ 7.07	$ 5.43	$ 9.48
Total Return3 (%)	0.47	9.97	31.64	(41.65)	(2.86)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,182	$26,147	$16,656	$6,385	$1,193
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.26	0.40	0.41	0.40	0.445
After reimbursement of expenses by Adviser (%)	0.246	0.206	0.346	0.40	0.445
Ratio of net investment income to average net assets (%)	2.11	2.14	1.22	1.99	2.765
Portfolio Turnover7 (%)	115	40	86	62	14

1	Commenced investment operations May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Amount includes fees waived by the Adviser through a contractual management fee reduction (see Note 3.)
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding
MADISON TARGET RETIREMENT 2050 FUND
Inception to 12/31/111

CLASS I
Net Asset Value at beginning of period	$10.00
Income from Investment Operations:
Net investment income2	0.26
Net realized and unrealized gain (loss) on investments	(0.36)
Total from investment operations	(0.10)
Less Distributions:
Distributions from net investment income	(0.14)
Distributions from return of capital	(0.01)
Net increase (decrease) in net asset value	(0.25)
Net Asset Value at end of period	$ 9.75
Total Return3 (%)	(1.03)5
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,236
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.264
After reimbursement of expenses by Adviser (%)	0.264,6
Ratio of net investment income to average net assets (%)	2.614
Portfolio Turnover7 (%)	755

1	Commenced investment operations January 3, 2011.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Annualized.
5	Not annualized.
6	Amount includes fees waived by the Adviser through a contractual management fee reduction (see Note 3.)
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
1. ORGANIZATION

The Ultra Series Fund (the "Trust’’), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act’’), as amended, as a diversified, open-end management investment company. The Trust is a series fund with 17 investment portfolios (individually, a "fund", and collectively, the "funds’’), each with different investment objectives and policies. The funds currently available are the Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund and International Stock Fund (collectively, the "Core Funds’’), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Target Allocation Funds’’), and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the "Target Date Funds").

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except for the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer a single class of shares, Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the "Accounts’’) of CMFG Life Insurance Company (formerly known as CUNA Mutual Insurance Society, or CMIS, see Note 13 Subsequent Events) and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates ("CUNA Mutual Group’’). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC. (the "Investment Adviser" or "Madison"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income, Small Cap and International Stock Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation and each Target Date Fund consist primarily of shares of underlying funds, the NAV of each fund is determined based on the NAV’s of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices.  Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded, except for the Equity Income Fund, where they are valued at the mean of the best bid and best ask prices across all option exchanges. Futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the "Committee’’) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair’’ value any of the investments of these funds. However, an underlying fund may need to "fair’’ value one or more of its investments, which may, in turn, require a Target Allocation or Target Date Fund to do the same because of delays in obtaining the underlying fund’s NAV.

A fund’s investments (or underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major

Ultra Series Fund | December 31, 2011

Notes to Financial Statements

announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets.  Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers’’ in U.S. Government securities. As of December 31, 2011, only the Equity Income Fund had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements". ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing". These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the funds’ financial statements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
Each fund, except the Money Market Fund, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Only the International Stock Fund had net realized gains, and that amount of $3,126,039 is included in the Statements of Operations under the heading "Net realized gain (loss) on investments" for the International Stock Fund.

The funds do not isolate the portion of unrealized gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as unrealized gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2011, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Futures Contracts: Each fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin,’’ are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  As of December 31, 2011, none of the funds had open futures contracts.

Illiquid Securities: Each fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the Money Market Fund which limits the investment in illiquid securities to 5% of net assets. At December 31, 2011, investments in securities of the Bond, High Income and Diversified Income Funds included issues that are illiquid. The aggregate values of illiquid securities held by Bond, High Income and Diversified Income were $15,880,240, $1,461,975 and $8,124,110, respectively, which represent 3.7%, 1.6% and 2.0% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at December 31, 2011, which includes cost and acquisition date, is as follows:

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
Security	Acquisition Date	Acquisition Cost
Bond Fund
American Association of Retired Persons	5/16/02	$ 2,623,313
ERAC USA Finance LLC	12/16/04	4,770,412
Indianapolis Power & Light Co.	10/02/06	3,424,501
WM Wrigley Jr. Co.	6/21/10	3,168,712
		$13,986,938
High Income Fund
Affinion Group, Inc.	Various	$ 697,897
Gulfmark Offshore, Inc.	Various	254,248
Lucent Technologies Capital Trust I	Various	884,250
		$ 1,836,395
Diversified Income Fund
American Association of Retired Persons	5/16/02	$ 2,098,650
ERAC USA Finance LLC	12/16/04	2,005,741
Indianapolis Power & Light Co.	10/2/06	1,545,747
WM Wrigley Jr. Co.	6/21/10	1,309,468
		$ 6,959,606

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued’’ refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2011, none of the funds had entered into such transactions.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2011 reclassifications were recorded as follows:

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$(308,110)	$1,271,141	$ (963,031)
Moderate Allocation	(432,011)	1,909,711	(1,477,700)
Aggressive Allocation	(107,974)	641,829	(533,855)
Money Market	–	–	–
Bond	–	(203,417)	203,417
High Income	–	123,583	(123,583)
Diversified Income	2	(59,386)	59,384
Equity Income	–	2,342	(2,342)
Large Cap Value	(1)	(803)	804
Large Cap Growth	–	–	–
Mid Cap	2	–	(2)
Small Cap	(6,362)	(2,265)	8,627
International Stock	(1)	214,105	(214,104)
Madison Target Retirement 2020	–	148,219	(148,219)
Madison Target Retirement 2030	1	139,781	(139,782)
Madison Target Retirement 2040	3	98,203	(98,206)
Madison Target Retirement 2050	(1,099)	5,139	(4,040)

Fair Value Measurements: Each fund has adopted the Financial Accounting Standards Board ("FASB") guidance on fair value measurements.  Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•Level 1 – unadjusted quoted prices in active markets for identical investments

•Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the period ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized the following fair value techniques:

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
multi-dimensional relational pricing model and option adjusted spread pricing; the funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. As of December 31, 2011, none of the funds held securities deemed as a Level 3.

The following is a summary of the inputs used as of December 31, 2011 in valuing the funds’ investments carried at market value (please see the Portfolio of Investments for each fund for a listing of all securities within each caption):

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/11
Conservative Allocation1	$225,911,081	$ –	$ –	$225,911,081
Moderate Allocation1	380,058,050	–	–	380,058,050
Aggressive Allocation1	134,074,608	–	–	134,074,608
Money Market2	3,086,814	59,614,117	–	62,700,931
Bond
Asset Backed	–	8,093,443	–	8,093,443
Corporate Notes and Bonds	–	118,248,786	–	118,248,786
Mortgage Backed	–	85,530,197	–	85,530,197
U.S. Government and Agency Obligations	–	193,135,679	–	193,135,679
Investment Companies	10,208,997	–	–	10,208,997
	10,208,997	405,008,105	–	415,217,102
High Income
Corporate Notes and Bonds	–	87,687,427	–	87,687,427
Preferred Stock	552,600	–	–	552,600
Investment Companies	2,983,122	–	–	2,983,122
	3,535,722	87,687,427	–	91,223,149
Diversified Income
Common Stocks	208,346,604	–	–	208,346,604
Asset Backed	–	2,724,714	–	2,724,714
Corporate Notes and Bonds	–	68,535,456	–	68,535,456
Mortgage Backed	–	35,705,810	–	35,705,810
U.S. Government and Agency Obligations	–	66,365,789	–	66,365,789
Investment Companies	16,337,132	–	–	16,337,132
	224,683,736	173,331,769	–	398,015,505
Equity Income
Assets:
Common Stocks	2,731,354	–	–	2,731,354
Investment Companies	61,413	–	–	61,413
Repurchase Agreement	–	229,741	–	229,741
	2,792,767	229,741	–	3,022,508
Liabilities:
Options Written	89,735	–	–	89,735
Large Cap Value1	491,275,903	–	–	491,275,903
Large Cap Growth1	358,627,671	–	–	358,627,671
Mid Cap	364,993,664	–	–	364,993,664
Small Cap	12,689,619	–	–	12,689,619

1 At December 31, 2011, all investments are Level 1. See respective portfolio of investments.
2 At December 31, 2011, all Level 2 securities held are short term investments. See respective portfolio of investments.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/11
International Stock
Common Stocks
Australia	$ –	$ 4,161,179	$ –	$ 4,161,179
Belgium	–	2,681,634	–	2,681,634
Brazil	–	2,434,921	–	2,434,921
Canada	–	1,560,737	–	1,560,737
China	–	762,367	–	762,367
Denmark	–	316,919	–	316,919
Finland	–	1,044,038	–	1,044,038
France	–	9,010,567	–	9,010,567
Germany	–	5,886,764	–	5,886,764
Ireland	905,450	–	–	905,450
Italy	–	693,116	–	693,116
Japan	–	13,109,964	–	13,109,964
Netherlands	–	1,265,566	–	1,265,566
New Zealand	–	632,753	–	632,753
Russia	–	1,151,325	–	1,151,325
South Africa	663,300	–	–	663,300
South Korea	–	2,052,444	–	2,052,444
Spain	–	1,597,757	–	1,597,757
Sweden	–	2,115,848	–	2,115,848
Switzerland	–	4,690,599	–	4,690,599
Turkey	496,356	363,520	–	859,876
United Kingdom	–	26,825,454	–	26,825,454
Investment Companies	2,429,115	–	–	2,429,115
	4,494,221	82,357,472	–	86,851,693
Madison Target Retirement 20201	39,418,537	–	–	39,418,537
Madison Target Retirement 20301	45,253,302	–	–	45,253,302
Madison Target Retirement 20401	35,165,472	-	–	35,165,472
Madison Target Retirement 20451	2,231,386	-	–	2,231,386
1At December 31, 2011, all investments are level 1. See respective potfolio of investments.

Derivatives: The following table presents the types of derivative in the Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2011.

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	–	--	Options written	$89,735

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2011:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$145,357	$85,456

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
Management has determined that there is no impact on the financial statements of the other funds held in the Trust as they did not hold derivative financial instruments.

New Accounting Pronouncements: In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year. The Investment Adviser is in the process of assessing the impact of the updated standards on the Trust’s financial statements.

In December 2011, the International Accounting Standards Board (IASB) and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets And Liabilities." These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The Investment Adviser is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

3. MANAGEMENT, SERVICES AND DISTRIBUTION AGREEMENTS

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Diversified Income Fund, 0.90% for the Equity Income Fund, 0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 0.90% for the Mid Cap Fund, 1.10% for the Small Cap Fund, 1.20% for the International Stock Fund, 0.30% for each of the Target Allocation Funds, and 0.25% for each of the Target Date Funds. Effective October 1, 2009, Madison contractually agreed to waive a portion of the management fee of the Target Date Funds from 0.40% to 0.20%. Effective February 17, 2011, the fee was permanently reduced to 0.20%. On September 1, 2011, shareholders of the Target Date Funds approved a new fee arrangement which includes an investment advisory fee of 0.25% annualized and a services agreement fee of 0.05% annualized (more information on the services agreement and proxy solicitation is below).

The Management Agreement requires the Investment Adviser to provide or arrange to provide overall management of the funds, including but not limited to, investment advisory services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services.

The Investment Adviser is also responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund and Lazard Asset Management LLC for the International Stock Fund. The Investment Adviser manages the Money Market Fund, Bond Fund, Diversified Income Fund, Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, Target Allocation Funds and the Target Date Funds, without the aid of a Subadviser.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
The Investment Adviser may from time to time voluntarily agree to waive all or a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Money Market Class I Shares and Class II Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the period ended December 31, 2011, the waivers totaled $254,332 for Class I Shares and $4,406 for Class II Shares and are reflected as fees waived by the Investment Adviser in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Limited Services Agreement: Effective July 1, 2009, the Investment Adviser entered into a Limited Services Agreement with the Trust. Under this agreement, Madison agreed to cap certain operating expenses (which includes certain of the "Other Expenses" referenced below) of each fund (other than the Equity Income Fund and the Target Retirement 2050 Fund) that, prior to that date, had been paid directly by the funds. This cap does not include securities transaction commissions and expenses, certain taxes, interest, share distribution expenses, and extraordinary and non-recurring expenses. The Limited Services Agreement was to be enforced for a period of no less than two years from the date of the agreement. Specifically, Madison, in exchange for the Limited Service Fee, was responsible for paying the fees and expenses of the funds’ Independent Trustees, independent registered public accountants, and all costs related to the funds’ compliance program. The agreement required Madison to maintain expense levels for these items at a dollar amount that was no more than the amount of such expenses incurred by each fund’s Class I shares for the year-ended December 31, 2008. This Limited Services Agreement ended on June 30, 2011.

Services Agreement: Effective September 1, 2011, the Investment Adviser entered into a services agreement ("Services Agreement") for the Target Date Funds. Under this Services Agreement, Madison provides either directly or through outsourced arrangements all operational and support services of the Target Date Funds not provided under the Management Agreement discussed above. Under this Services Agreement, Madison receives a fee of 0.05% (annualized) of the average daily net assets of each Target Date Fund. In exchange for the aforementioned fee, Madison is responsible for paying all of the funds’ fees and expenses, other than (i) the management fee (described above), (ii) fees related to the funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired fund fees, and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the funds may maintain for emergency or extraordinary purposes). The direct expenses of the funds’ independent Trustees and independent auditors are paid out of this fee by the funds. Pursuant to the Services Agreement, Madison has also agreed, until April 30, 2013, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit each fund’s total operating expenses and underlying fund fees and expenses to 0.65% of average daily net assets of each Target Date Fund. In applying this waiver, Madison must utilize good faith estimates of the fees and expenses of the underlying funds. The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement: Mosaic Funds Distributor, LLC ("MFD") serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% of each fund’s daily net assets. MFD arranges to provide compensation to others that provide distribution and shareholder servicing services to the funds and their shareholders. Fees incurred by the funds under the plan are detailed in the Statement of Operations.

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In this regard, the distributor waived a portion of 12b-1 fees on the Money Market Class II shares for the purpose of maintaining a one-day yield of zero. For the period ended December 31, 2011, the waivers totaled $1,707 and are reflected as fees waived in the accompanying Statement of Operations. Neither MFD nor the Investment Adviser has the right to recoup these waived fees.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
Other Expenses: In addition to the management fee, the Trust, except for the Target Date Funds effective September 1, 2011, is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the Independent Trustees. Effective September 1, 2011, the fees for the disinterested trustees and independent audit are paid out of the Services Agreement fee (noted above) for the Target Date Funds.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The funds do not compensate their officers or trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to Audit Committee and Nominating and Governance Committee Chairpersons.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the fund. The Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap, Mid Cap Fund, International Stock Fund, Target Allocation Funds, and Target Date Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the period ended December 31, 2011, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$ 81,676,457	$ 85,139,741
Moderate Allocation	–	–	96,390,420	100,684,961
Aggressive Allocation	–	–	50,561,556	42,050,788
Bond	24,235,053	49,005,067	3,216,384	5,987,978
High Income	–	–	50,162,961	55,025,440
Diversified Income	21,142,226	21,115,839	53,756,731	76,406,265
Equity Income	–	–	3,043,584	1,915,731
Large Cap Value	–	–	143,646,140	217,684,851
Large Cap Growth	–	–	307,892,418	332,993,002
Mid Cap	–	–	190,308,686	240,144,945
Small Cap	–	–	2,881,617	3,317,210
International Stock	–	–	37,555,606	47,434,213
Madison Target Retirement 2020	–	–	49,923,882	37,963,674
Madison Target Retirement 2030	–	–	54,497,145	40,245,610
Madison Target Retirement 2040	–	–	43,934,153	34,404,299
Madison Target Retirement 2050	–	–	3,047,301	827,929

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
6. COVERED CALL OPTIONS

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) "naked" or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

Transactions in option contracts during the period ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	476	$ 84,813
Options written during the period	1,485	302,238
Options expired during the period	(451)	(88,233)
Options closed during the period	(311)	(69,739)
Options assigned during the period	(508)	(88,926)
Options outstanding, end of period	691	$140,153

7. FOREIGN SECURITIES

Each fund may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs’’), European Depositary Receipts ("EDRs’’), Global Depositary Receipts ("GDRs’’), Swedish Depositary Receipts ("SDRs’’) and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

8. SECURITIES LENDING

Each fund, except the Target Allocation, Money Market, Small Cap, Equity Income and Target Retirement Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
The funds did not transact in securities lending for the time period ending on December 31, 2011 and had no securities out on loan as of December 31, 2011.

9. FEDERAL INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2011. It is the funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2008 through December 31, 2011.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

Fund	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2011	2010	2011	2010	2011
Conservative Allocation	$ 7,736,541	$ 8,982,364	$ –	$–	$156,141
Moderate Allocation	10,126,467	11,196,100	–	–	–
Aggressive Allocation	2,351,251	1,977,176	–	–	–
Money Market	–	–	–	–	–
Bond	15,832,299	19,336,364	–	–	–
High Income	6,639,622	7,418,611	–	–	–
Diversified Income	11,883,969	14,252,970	–	–	–
Equity Income	284,700	53,076	18,854	–	–
Large Cap Value	10,205,844	9,967,106	–	–	–
Large Cap Growth	893,185	2,089,694	–	–	–
Mid Cap	691,290	1,321,723	–	–	–
Small Cap	49,569	84,410	–	–	–
International Stock	1,802,051	1,911,410	–	–	–
Madison Target Retirement 2020	1,042,918	890,022	951,240	–	–
Madison Target Retirement 2030	1,048,477	823,904	1,807,977	–	–
Madison Target Retirement 2040	746,609	574,774	1,906,410	–	–
Madison Target Retirement 2050	31,450	–	–	–	1,099

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Fund	Ordinary Income	Long-Term Capital Gain
Conservative Allocation	$ –	$–	Large Cap Growth	$23,005	$ –
Moderate Allocation	–	–	Mid Cap	15,924	–
Aggressive Allocation	–	–	Small Cap	–	–
Bond	307,230	–	International Stock	11,527	–
High Income	287,366	–	Madison Target Retirement 2020	–	144,574
Diversified Income	207,483	–	Madison Target Retirement 2030	–	150,726
Equity Income	22,528	–	Madison Target Retirement 2040	–	30,019
Large Cap Value	190,026	–	Madison Target Retirement 2050	–	–

The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Under the Modernization Act, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The capital loss carryovers noted below may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. For federal income tax purposes, the funds have the following capital loss carryovers at December 31, 2011 which are available through the date specified to offset future capital gains, if any.

Fund	2012	2013	2014	2015	2016	2017	2018	No Expiration- Short Term
Conservative Allocation	$ –	$ –	$ –	$ –	$ –	$ 5,943,248	$ –	$ –
Moderate Allocation	–	–	–	–	16,343,850	20,811,527	9,937,108	–
Aggressive Allocation	–	–	–	–	3,992,723	6,205,447	6,513,626	–
Bond	456,699	1,445,891	816,322	228,563	–	9,584,651	346,309	–
High Income	–	–	–	–	6,713,643	4,641,635	–	–
Diversified Income	–	–	–	–	–	31,758,091	–	–
Large Cap Value	–	–	–	–	53,372,166	41,852,552	–	–
Large Cap Growth	–	–	–	–	–	17,039,570	–	–
Mid Cap	–	–	–	13,912	30,807,814	41,679,580	–	–
Small Cap	–	–	–	–	1,012,575	416,408	–	–
International Stock	–	–	–	751,246	8,819,661	21,825,302	1,915,037	2,418,733
Madison Target Retirement 2050	–	–	–	–	–	–	–	5,446

Included in the net capital loss carryovers for Mid Cap Fund, Small Cap Fund and International Stock Fund is $30,821,726, $1,012,575, and $11,114,891, respectively, of capital loss carryovers subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger. These acquired losses are included in the total losses available noted above.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
For the year ended December 31, 2011, capital losses utilized for each fund were as follows:
Fund	Amount Utilized	Fund	Amount Utilized
Conservative Allocation	$ 151,971	Mid Cap	$38,082,929
Moderate Allocation	1,541,625	Small Cap	475,785
Aggressive Allocation	2,453,819	International Stock	–
Bond	1,208,149	Madison Target Retirement 2020	729,219
High Income	1,723,028	Madison Target Retirement 2030	440,756
Diversified Income	16,319,262	Madison Target Retirement 2040	271,158
Large Cap Value	31,933,812	Madison Target Retirement 2050	–
Large Cap Growth	38,815,263

After October 31, 2011, the following funds had Short Term and Long Term post-October capital losses in the following amounts:
Fund	Short Term Capital Loss	Long Term Capital Loss
Moderate Allocation Fund	$ 34,260	$ –
Aggressive Allocation Fund	113,729	–
High Income Fund	112,708	–
Mid Cap Fund	1,560,101	–
Small Cap Fund	9,267	72,971
International Stock Fund	248,718	688,129
Madison Target Retirement 2020	118,872	–
Madison Target Retirement 2030	125,385	–
Madison Target Retirement 2040	10,181	–
Madison Target Retirement 2050	4,690	–

For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

At December 31, 2011, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 9,637,037	$ 3,975,360	$ 5,661,677
Moderate Allocation	19,070,634	4,816,914	14,253,720
Aggressive Allocation	8,818,988	2,265,320	6,553,668
Bond	37,258,482	3,970,117	33,288,365
High Income	3,197,947	1,123,681	2,074,266
Diversified Income	46,506,864	5,867,419	40,639,445
Equity Income	53,635	330,476	(276,841)
Large Cap Value	69,677,701	12,503,093	57,174,608
Large Cap Growth	62,587,326	24,712,957	37,874,369
Mid Cap	46,619,106	6,879,822	39,739,284
Small Cap	2,568,506	502,880	2,065,626
International Stock	8,035,049	4,444,145	3,590,904
Madison Target Retirement 2020	453,883	989,864	(535,981)
Madison Target Retirement 2030	419,673	1,227,040	(807,367)
Madison Target Retirement 2040	286,976	1,031,408	(744,432)
Madison Target Retirement 2050	22,819	63,468	(40,649)

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash losses.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
10. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Fund, and the International Stock Fund may enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds’’). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

The Equity Income Fund invests in option on securities. As the writer of a covered call option, the forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds’’), including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class under performs their peer. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2011, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company, except for the Equity Income Fund, which had capital shares outstanding held by the Adviser at NAV of $483,223 in Class I and $53,479 in Class II.

The Target Allocation Funds and Target Date Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds’’), may be deemed to be under common control because of the same Board of Trustees. The MEMBERS Mutual Funds audited financial statements for the fiscal year ended October 31, 2011 are available at no cost on the Securities and Exchange Commission’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the MEMBERS Mutual Funds’ website at www.membersfunds.com. The Madison Mosaic audited financial statements for the fiscal year ended December 31, 2011 are also available at www.sec.gov, by calling 1-800-368-3195 or visiting www.mosaicfunds.com. A summary of the transactions with each affiliated underlying fund as of December 31, 2011 follows:

Fund/Underlying Fund	Balance of Shares Held at 12/31/10	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/11	Value at 12/31/11	Realized Gain (Loss)	Distributions Received2
Conservative Allocation Fund
Madison Mosaic Institutional Bond Fund	1,699,579	57,188	-	1,756,767	$ 19,587,956	$ –	$ 296,795
Madison Mosaic Disciplined Equity Fund	1,133,295	82,147	333,988	881,454	11,176,839	177,333	187,545
Madison Investment Grade Corporate Bond Fund	–	1,205,357	–	1,205,357	13,584,375	–	47,231
MEMBERS Bond Fund Class Y	4,029,639	407,350	741,967	3,695,022	39,315,033	247,171	1,073,286
MEMBERS High Income Fund Class Y	3,521,269	286,812	1,000,909	2,807,172	19,285,274	103,449	1,473,003
MEMBERS International Stock Fund Class Y	1,065,676	–	642,035	423,641	4,033,066	(364,862)	99,856
MEMBERS Equity Income Fund Class Y	585,893	802,509	–	1,388,402	13,425,843	–	714,419
MEMBERS Large Cap Growth Fund Class Y	1,002,072	22,801	585,565	439,308	6,927,892	665,008	9,105
MEMBERS Large Cap Value Fund Class Y	1,274,218	181,836	452,149	1,003,905	12,629,130	(770,893)	225,436
Totals					$139,965,408	$57,206	$4,126,676

Moderate Allocation Fund
Madison Mosaic Institutional Bond Fund	1,491,757	46,610	–	1,538,367	$ 17,152,797	$ –	$ 260,871
MEMBERS Bond Fund Class Y	3,647,154	379,275	71,503	3,954,926	42,080,412	27,259	1,087,344
MEMBERS High Income Fund Class Y	4,319,368	347,816	70,621	4,596,563	31,578,386	(16,304)	2,176,321
MEMBERS International Stock Fund Class Y	2,500,243	–	539,217	1,961,026	18,668,968	(914,136)	462,233
Madison Mosaic Disciplined Equity Fund	2,713,986	–	334,598	2,379,388	30,170,637	282,805	506,259
MEMBERS Equity Income Fund Class Y	1,157,056	366,127	–	1,523,183	14,729,182	–	1,039,124
MEMBERS Large Cap Growth Fund Class Y	2,354,535	–	628,209	1,726,326	27,224,158	432,495	35,779
MEMBERS Large Cap Value Fund Class Y	2,855,497	–	209,782	2,645,715	33,283,093	(651,488)	594,120
MEMBERS Mid Cap Fund Class Y1	1,925,389	64,687	568,637	1,421,439	9,651,572	(319,931)	–
MEMBERS Small Cap Fund Class Y	1,301,695	–	506,753	794,942	8,497,933	1,005,416	280,701
Totals					$233,037,138	$(153,884)	$6,442,752

1 Non-income producing.
2 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
Fund/Underlying Fund	Balance of Shares Held at 12/31/10	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/11	Value at 12/31/11	Realized Gain (Loss)	Distributions Received2
Aggressive Allocation Fund
MEMBERS Bond Fund Class Y	59,161	–	59,161	–	$ –	$ (2,944)	$ 1,296
MEMBERS High Income Fund Class Y	943,557	676,577	70,624	1,549,510	10,645,136	19,372	555,749
MEMBERS International Stock Fund Class Y	1,178,483	–	381,314	797,169	7,589,051	(432,363)	187,900
Madison Mosaic Disciplined Equity Fund	1,350,320	23,328	55,609	1,318,039	16,712,732	52,164	280,439
MEMBERS Equity Income Fund	379,732	100,335	178,937	301,130	2,911,930	(32,228)	259,776
MEMBERS Large Cap Growth Fund Class Y	909,744	99,572	187,867	821,449	12,954,247	212,151	16,729
MEMBERS Large Cap Value Fund Class Y	1,143,737	191,958	96,896	1,238,799	15,584,091	(199,797)	275,060
MEMBERS Mid Cap Fund Class Y1	1,298,512	75,518	470,468	903,562	6,135,187	(27,590)	–
MEMBERS Small Cap Fund Class Y	606,010	–	231,590	374,420	4,002,554	647,077	132,211
Totals					$76,534,928	$235,842	$1,709,160

Madison Target Retirement 2020 Fund
MEMBERS Bond Fund Class Y	100,475	–	100,475	–	$0	$ 60,748	$ 12,054
MEMBERS High Income Fund Class Y	311,509	31,322	342,831	–	0	181,861	63,050
MEMBERS International Fund Class Y	121,433	9,294	130,727	–	0	357,219	–
Madison Mosaic Disciplined Equity Fund	192,131	24,374	216,505	–	0	243,523	–
MEMBERS Equity Income Fund	68,516	–	68,516	–	0	(2,653)	13,703
MEMBERS Large Cap Growth Fund Class Y	123,349	–	123,349	–	0	471,552	–
MEMBERS Large Cap Value Fund Class Y	159,911	–	159,911	–	0	350,042	–
MEMBERS Small Cap Fund Class Y	98,390	–	98,390	–	0	374,076	–
Totals					$0	$2,036,368	$88,807

Madison Target Retirement 2030 Fund
MEMBERS Bond Fund Class Y	92,351	–	92,351	–	$0	$ 39,176	$ 9,644
MEMBERS High Income Fund Class Y	324,161	17,385	341,546	–	0	177,061	64,786
MEMBERS International Fund Class Y	159,464	–	159,464	–	0	415,715	–
Madison Mosaic Disciplined Equity Fund	243,730	15,468	259,198	–	0	305,413	–
MEMBERS Equity Income Fund	69,522	–	69,522	–	0	(2,732)	13,904
MEMBERS Large Cap Growth Fund Class Y	150,735	–	150,735	–	0	460,558	–
MEMBERS Large Cap Value Fund Class Y	187,731	–	187,731	–	0	393,770	–
MEMBERS Small Cap Fund Class Y	127,640	–	127,640	–	0	458,703	–
Totals					$0	$2,247,664	$88,334

Madison Target Retirement 2040 Fund
MEMBERS Bond Fund Class Y	26,774	–	26,774	–	$0	$ 15,477	$ 1,163
MEMBERS High Income Fund Class Y	243,274	10,431	253,705	–	0	65,206	48,402
MEMBERS International Fund Class Y	153,236	–	153,236	–	0	400,377	–
Madison Mosaic Disciplined Equity Fund	224,178	20,572	244,750	–	0	279,074	–
MEMBERS Equity Income Fund	66,526	–	66,526	–	0	(5,665)	13,305
MEMBERS Large Cap Growth Fund Class Y	115,944	–	115,944	–	0	424,676	–
MEMBERS Large Cap Value Fund Class Y	146,305	–	146,305	–	0	304,714	–
MEMBERS Small Cap Fund Class Y	120,340	–	120,340	–	0	441,077	–
Totals					$0	$1,924,936	$62,870

1 Non-income producing.
2 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
Fund/Underlying Fund	Balance of Shares Held at 12/31/10	Gross Purchases	Gross Sales	Balance of Shares Held at 12/31/11	Value at 12/31/11	Realized Gain (Loss)	Distributions Received1
Madison Target Retirement 2050 Fund
MEMBERS Bond Fund Class Y	–	196	196	–	$0	$ (6)	$ 9
MEMBERS High Income Fund Class Y	–	6,152	6,152	–	0	(573)	646
MEMBERS International Fund Class Y	–	1,880	1,880	–	0	(48)	-
Madison Mosaic Disciplined Equity Fund	–	6,702	6,702	–	0	(1,871)	-
MEMBERS Equity Income Fund Class Y	–	872	872	–	0	(301)	97
MEMBERS Large Cap Growth Fund Class Y	–	1,977	1,977	–	0	(1,109)	-
MEMBERS Large Cap Value Fund Class Y	–	2,576	2,576	–	0	166	-
MEMBERS Small Cap Fund Class Y	–	1,565	1,565	–	0	(224)	-
Totals					$0	$(3,966)	$752

1 Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

12. DISCUSSION OF BUSINESS COMBINATIONS

Mid Cap Fund

Effective May 1, 2010, the assets of the Mid Cap Growth Fund were reorganized into the Mid Cap Value Fund and, together, renamed the Mid Cap Fund. The legal survivor of the business combination was the Mid Cap Value Fund; the accounting survivor was the Mid Cap Growth Fund. The combined net assets of the Mid Cap Fund after the reorganization were $437,463,154. Under the plan of reorganization, the following shares were exchanged:

Exchanged from:	Shares	Exchanged for:	Shares	Per share Conversion Ratio
Mid Cap Growth Class I	49,872,030.322	Mid Cap Value Class I	18,732,679.964	0.3756
Mid Cap Growth Class II	560,785.285	Mid Cap Value Class II	210,203.526	0.3748

Small Cap Fund

Effective May 1, 2010, the assets of the Small Cap Growth Fund were reorganized into the Small Cap Value Fund and, together, renamed the Small Cap Fund. The combined net assets of the Small Cap Fund after the reorganization were $15,374,776. Under the plan of reorganization, the following shares were exchanged.

Exchanged from:	Shares	Exchanged for:	Shares	Per Share Conversion Ratio
Small Cap Growth Class I	696,430.677	Small Cap Value Class I	508,434.004	0.7301
Small Cap Growth Class II	984.266	Small Cap Value Class II	717.312	0.7288

International Stock Fund

Effective May 1, 2010, the assets of the Global Securities Fund were reorganized into the International Stock Fund. The combined net assets of the International Fund after the merger were $112,730,616. Under the plan of reorganization, the following shares were exchanged:

Exchanged from:	Shares	Exchanged for:	Shares	Per Share Conversion Ratio
Global Securities Class I	4,649,016.917	International Stock Class I	3,385,631.044	0.7282
Global Securities Class II	149,488.534	International Stock Class II	108,859.748	0.7282

Ultra Series Fund | December 31, 2011

Notes to Financial Statements
13. SUBSEQUENT EVENTS

The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Midcap Fund received proceeds of approximately $1,574,400 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.

Fund shares are offered to separate accounts of CUNA Mutual Insurance Society ("CMIS") and to qualified pension and retirement plans of CMIS or its affiliates ("CUNA Mutual Group"). Effective February 1, 2012, CMIS reorganized from a mutual insurance company structure to a mutual insurance holding company structure. As part of the reorganization, CMIS changed its name to CMFG Life Insurance Company. This is not a change of control. CMIS has not been sold to another company. The same policyholders will continue to own the parent organization of the CUNA Mutual Group, and there will be no related changes in personnel or office locations. The new mutual holding company and its subsidiaries will continue use of the trade name, "CUNA Mutual Group." Because of this name change, effective February 1, 2012, any references to "CUNA Mutual Insurance Society" will be deemed to be "CMFG Life Insurance Company" and all references to "CUNA Mutual" shall be deemed to be "CMFG Life."

Madison has evaluated the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. There were no additional events or transactions that impacted the amounts or disclosures in the funds’ financial statements.

Ultra Series Fund | December 31, 2011

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Ultra Series Fund, comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund Portfolios (collectively, the "Funds") as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/    DELOITTE & TOUCHE LLP

Milwaukee, WI

February 22, 2012

Ultra Series Fund | December 31, 2011

Other Information
BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS

The Board reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Adviser and the three subadvisers.

Discussion of Contract Renewal (Unaudited).  The Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Trust during its meeting in July 2011. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it renewed the Trust’s advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms.  Representatives of the Adviser and each subadviser discussed their firms’ ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios.  The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to each Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser.  Such services included arranging for third party service providers to provide all necessary administration as well as supervising any subadvisers to Trust portfolios.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information.  They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers to any Trust portfolio. The Board performed this review in connection with the Adviser and each subadviser that manages a subadvised Trust portfolio.

Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each subadviser that manages a subadvised fund portfolio.

The Board noted that the Adviser or its affiliates, and, as applicable, each subadviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions

Ultra Series Fund | December 31, 2011

Other Information
in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Trust portfolio’s fee structure based on total expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust (i.e. for the Target Retirement Date Funds an advisory fee and a capped administrative "services" expense and for the remaining series of the Trust, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Target Retirement Date Funds of the Trust and other investment companies pursuant to its administrative services agreements with the Trust (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees or the unitary fee, as applicable, are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

The Board recognized that to the extent a Trust portfolio invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Trust portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to each respective Trust’s "Fund of funds" portfolios and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust, along with the other funds in the Madison Mosaic and other proprietary mutual fund families in the Madison organization, are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and

Ultra Series Fund | December 31, 2011

Other Information
services agreements. The Trustees also recognized that the Adviser was currently waiving fees with regard to the money market fund portfolio of the Trust.

During the meeting, the Independent Trustees were represented by Independent counsel and he confirmed that the Trust’s Independent Trustees met to review a variety of written contract renewal materials provided by the Adviser and subadvisers. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadvisers and representatives of the Adviser and subadvisers discussed each matter raised.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the "Rule 12b-1" plans adopted by the Trust.  The Board reviewed a variety of statistics and other matters in the written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans.  Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective portfolio and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2011. Expenses paid during the period in the table below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses
The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

Ultra Series Fund | December 31, 2011

Other Information
	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$ 995.60	0.32%	$1.61	$ 994.40	0.57%	$2.87
Moderate Allocation	1,000	976.60	0.32%	1.59	975.40	0.57%	2.84
Aggressive Allocation	1,000	956.40	0.32%	1.58	955.20	0.57%	2.81
Money Market	1,000	1,000.00	0.05%	0.25	1,000.00	0.05%	0.25
Bond	1,000	1,043.50	0.57%	2.94	1,042.20	0.82%	4.22
High Income	1,000	1,012.10	0.77%	3.91	1,010.80	1.02%	5.17
Diversified Income	1,000	1,023.60	0.71%	3.62	1,022.30	0.96%	4.89
Equity Income	1,000	999.80	0.91%	4.48	998.58	1.16%	5.71
Large Cap Value	1,000	996.10	0.61%	3.07	994.80	0.86%	4.32
Large Cap Growth	1,000	940.50	0.82%	4.01	939.30	1.07%	5.23
Mid Cap	1,000	953.20	0.92%	4.53	952.00	1.17%	5.76
Small Cap	1,000	952.00	1.12%	5.51	950.80	1.37%	$6.74
International Stock	1,000	865.00	1.21%	5.69	863.90	1.46%	6.86
Madison Target Retirement 2020	1,000	981.00	0.27%	1.35
Madison Target Retirement 2030	1,000	970.80	0.28%	1.39
Madison Target Retirement 2040	1,000	962.20	0.28%	1.38
Madison Target Retirement 2050	1,000	950.90	0.27%	1.33

Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,046.80	0.32%	$3.27	$1,044.30	0.57%	$5.83
Moderate Allocation	1,000	1,046.80	0.32%	3.27	1,044.30	0.57%	5.83
Aggressive Allocation	1,000	1,046.80	0.32%	3.27	1,044.30	0.57%	5.83
Money Market	1,000	1,049.50	0.05%	0.51	1,049.50	0.05%	0.51
Bond	1,000	1,044.30	0.57%	5.83	1,041.80	0.82%	8.37
High Income	1,000	1,042.30	0.77%	7.86	1,039.80	1.02%	10.40
Diversified Income	1,000	1,042.90	0.71%	7.25	1,040.40	0.96%	9.79
Equity Income	1,000	1,025.47	0.91%	4.65	1,012,.71	1.16%	5.94
Large Cap Value	1,000	1,043.90	0.61%	6.23	1,041.40	0.86%	8.78
Large Cap Growth	1,000	1,041.80	0.82%	8.37	1,039.30	1.07%	10.91
Mid Cap	1,000	1,040.80	0.92%	9.39	1,038.30	1.17%	11.92
Small Cap	1,000	1,038.80	1.12%	11.42	1,036.30	1.37%	13.95

Ultra Series Fund | December 31, 2011

Other Information
	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
International Stock	1,000	1,037.90	1.21%	12.33	1,035.40	1.46%	14.86
Madison Target Retirement 2020	1,000	1,047.30	0.27%	2.76
Madison Target Retirement 2030	1,000	1,047.20	0.28%	2.87
Madison Target Retirement 2040	1,000	1,047.20	0.28%	2.87
Madison Target Retirement 2050	1,000	1,047.30	0.27%	2.76

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov or by calling CUNA Mutual Insurance Society at 1-800-798-5500. The proxy voting records for the Trust for the most recent twelve-month period ended August 31 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

PROXY VOTING RESULTS

A joint special meeting of shareholders of the Ultra Series Fund - Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and the Madison Target Retirement 2050 Fund (the "Funds") was held on August 25, 2011, at which shareholders voted on the following proposal, the results of which are described below.

Proposal. To approve a new subadvisory agreement between Madison and each Fund to restructure the fees for these Funds to eliminate the unitary fee and in its place to implement a two-pronged fee structure consisting of an investment advisory fee of 0.25% (annualized) to pay for Madison’s investment advisory services to the Funds, and a separate service fee of 0.05% (annualized) to pay for all the other services and expenses of the Funds.

Madison Target Retirement 2020 Fund

FOR	97.530%
AGAINST	2.273%
ABSTAIN	0.197%

Ultra Series Fund | December 31, 2011

Other Information

Madison Target Retirement 2030 Fund

FOR	96.991%
AGAINST	1.142%
ABSTAIN	1.867%

Madison Target Retirement 2040 Fund

FOR	98.190%
AGAINST	1.316%
ABSTAIN	0.494%

Madison Target Retirement 2050 Fund

FOR	98.147%
AGAINST	1.670%
ABSTAIN	0.183%

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SEC File Number: 811-04815

Ultra Series Fund | December 31, 2011

Ultra Series Fund’s Trustees and Officers
The address of each trustee and officer of the Trust is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	Trustee and President, 2009 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("MIA") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010 ; Madison Mosaic Funds (13) (mutual funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) (mutual fund), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present
Frank E. Burgess 1942	Vice President, 2009 - Present
MIH, Founder, Executive Director and President, 2010 - Present; Managing Director and President, 1973 - 2010; Madison, Executive Director and President, 2010 - Present; President, 2004 - 2010; MIA, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A
Jay R. Sekelsky 1959	Vice President, 2009 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; Madison, Executive Director and Chief Investment Officer, 2010 - Present; MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the  Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

Ultra Series Fund | December 31, 2011

Ultra Series Fund’s Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Paul Lefurgey 1964	Vice President, 2009-Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President, 2003 - 2005; Madison Mosaic Funds (13), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009-Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present; Madison Mosaic Funds (13), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13), Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007; 2009 - Present; Treasurer, 2008 - 2009
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005; Madison Mosaic Funds (13), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present
N/A

Ultra Series Fund | December 31, 2011

Ultra Series Fund’s Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of Madison), LLC, General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MIA, Madison, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Ultra Series Fund | December 31, 2011

Ultra Series Fund’s Trustees and Officers

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2009-Present	Retired Investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996-Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/ Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

Steven P. Riege 1954	Trustee, 2005-Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	30	MEMBERS Mutual Funds (13), 2005-Present

1  Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2  As of the date of this report, the fund complex consists of the Trust with 17 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

Ultra Series Fund | December 31, 2011

Ultra Series Fund’s Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Richard E. Struthers 1952	Trustee, 2004-Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	30	Park Nicolet Health Services, 2001 - Present; MEMBERS Mutual Funds (13), 2004 - Present
Lorence D. Wheeler 1938	Trustee, 2009 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13), 2009 - Present

1  Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2  As of the date of this report, the fund complex consists of the Trust with 17 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

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SEC File Number:  811-04815

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The code was not amended during the year covered by this report.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, serves as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2011 and 2010, respectively were $295,176 ($396,000 including the MEMBERS Mutual Funds, an affiliated registered investment company ("MMF")) and $209,555 ($374,079 including MMF).

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $37,675 (budgeted) and $44,545 (actual), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, President and Principal Executive Officer
Date: February 27, 2012

By: (signature)
Greg Hoppe, Principal Financial Officer
Date: February 27, 2012